Exhibit 10.4

股权质押合同

EQUITY INTEREST PLEDGE AGREEMENT

本股权质押合同 （下称“本合同”）由下列各方于2022年12月31日在中华人民共和国（下称“中国”）广州市签订：

This Equity Interest Pledge Agreement (this "Agreement") has been executed by and among the following parties on December 31, 2022, in Guangzhou, the People’s Republic of China (“China” or the “PRC”):

甲方（质权人）：      益盛鑫（广州）国际控股有限公司

Party A (Pledgee): Yishengxin (Guangzhou) International Holding Co., Ltd.

地址：      广州市南沙区南沙街海通街1号2713房B08

Address: B08, 2713 Building, No.1 Haitong Street, Nansha Street, Nansha District, Guangzhou

乙方（出质人）：肖捷

Party B(Pledgor): Jie Xiao

地址： 广州市海珠区鹤洲直街1号904房

Address: Room 904, No. 1 Hezhou Street, Haizhu District, Guangzhou

丙方：新疆益盛鑫网络科技有限公司

Party C: Xinjiang Yishengxin Network Technology Co., Ltd.

地址：新疆喀什地区喀什经济开发区深喀大道总部经济区川渝大厦4层405室

Address: Room 405, 4 / F, Chuanyu Building, Headquarters Economic Zone, Shenka Avenue, Kashgar Economic Development Zone, Kashgar Region, Xinjiang

在本合同中，质权人、出质人和丙方以下各称“一方”，合称“各方”。

In this Agreement, Pledgee, Pledgor and Party C shall be referred to individually as a "Party", and collectively as the "Parties".

Equity Interest Pledge Agreement

鉴于：

WHEREAS:

1.     出质人是具有完全民事行为能力的中国自然人，其拥有丙方70.7882%的股权。丙方是一家在中国注册成立的有限责任公司。丙方在此确认出质人和质权人在本合同下的权利和义务并提供必要的协助以登记该质权；

Pledgor is a Chinese natural person with full civil capacity and holds 70.7822% of the equity interest in Party C. Party C is a limited liability company registered in China, engaging in internet technology research and development, computer software research, development and design and other businesses. Party C acknowledges the respective rights and obligations of Pledgor and Pledgee under this Agreement, and intends to provide all necessary assistance in registering the Pledge;

2.     质权人是一家在中国注册的外商独资企业。质权人与出质人所拥有的丙方签订了独家业务合作及服务协议等一系列旨在形成质权人控制丙方的协议（“控制协议”）；

Pledgee is a wholly foreign-owned enterprise registered in China. Pledgee and Party C owned by Pledgor have executed an Exclusive Business Cooperation and Service Agreement and a series of other control agreements (the “Control Agreements”) the purpose of which is to control Party C;

3.     为了保证丙方履行控制协议，按照约定向质权人支付咨询和服务费等到期款项，出质人以其在丙方中拥有的全部股权向质权人做出质押担保。

To ensure that Party C will fully perform its obligations under the Control Agreements and pay the consulting and service fees thereunder to the Pledgee when the same becomes due, Pledgor hereby pledges to the Pledgee all of the equity interest he holds in Party C as security for payment of the consulting and service fees by Party C under the Control Agreements.

为此，各方商定按照以下条款签订本合同。

Equity Interest Pledge Agreement

The Parties have mutually agreed to execute this Agreement upon the following terms.

1.     定义

DEFINITIONS

除非本合同另有规定，下列词语含义为：

Unless otherwise provided herein, the terms below shall have the following meanings:

1.1   质权：指出质人根据本合同第2条给予质权人的担保物权，即指质权人所享有的，以出质人质押给质权人的股权折价或拍卖、变卖该股权的价款优先受偿的权利。

Pledge: shall refer to the security interest granted by Pledgor to Pledgee pursuant to Section 2 of this Agreement, i.e., the right of Pledgee to be compensated on a preferential basis with the conversion, auction or sales price of the Equity Interest.

1.2   股权：指出质人现在和将来合法持有的其在丙方的全部股权权益。

Equity Interest: shall refer to all of the equity interest lawfully now held and hereafter acquired by Pledgor in Party C.

1.3   质押期限：指本合同第 3 条规定的期间。

Term of Pledge: shall refer to the term set forth in Section 3 of this Agreement.

1.4   控制协议：指丙方与质权人于本合同签署日签订的独家业务合作及服务协议等一系列控制性协议。

Control Agreements: shall refer to the Exclusive Business Cooperation and Service Agreements and other relevant control agreements executed by and between Party C and Pledgee as of the date hereof.

1.5   违约事件：指本合同第7条所列任何情况。

Equity Interest Pledge Agreement

Event of Default: shall refer to any of the circumstances set forth in Section 7 of this Agreement.

1.6   违约通知：指质权人根据本合同发出的宣布违约事件的通知。

Notice of Default: shall refer to the notice issued by Pledgee in accordance with this Agreement declaring an Event of Default.

2.     质权

THE PLEDGE

作为丙方按时和全额支付控制协议项下质权人应得的任何或全部的款项包括但不限于控制协议中规定的咨询和服务费（无论该等费用的到期应付是由于到期日的到来、提前收款的要求或其它原因）的担保，出质人特此将其现有或将拥有的丙方的全部股权权益质押给质权人。

As collateral security for the timely and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of any or all of the payments due by Party C including without limitation the consulting and services fees payable to the Pledgee under the Control Agreements, Pledgor hereby pledges to Pledgee a first security interest in all of Pledgor's right, title and interest, whether now owned or hereafter acquired by Pledgor, in the Equity Interest of Party C.

在质权人事先书面同意的情况下，出质人方可对丙方增资。出质人因对公司增资而在公司注册资本中增加的出资额亦属于股权。

Pledgor may subscribe for capital increase in Party C only with prior written consent of Pledgee. Any equity interest obtained by Pledgor as a result of Pledgor’s subscription of the increased registered capital of the Company shall also be deemed as Equity Interest.

3.    质押期限

TERM OF PLEDGE

3.1   本质权自本合同项下的股权出质在相应的工商行政管理机关登记之日起生效，质权有效期持续到出质人不再担任丙方的股东为止。各方同意，自本合同签署之日起3个工作日内，出质人和丙方应将本合同的质权登记在丙方股东名册上，并自本合同签署之日起30个工作日内向相应的工商行政管理机关申请登记本合同项下的质权。各方共同确认，为办理股权质押工商登记手续，各方及丙方其他股东应将本合同或者一份按照丙方所在地工商行政管理部门要求的形式签署的、真实反映本合同项下质权信息的股权质押合同（“工商登记质押合同”）提交给工商行政管理机关，工商登记质押合同中未约定事项，仍以本合同约定为准。出质人和丙方应当按照中国法律法规和有关工商行政管理机关的各项要求，提交所有必要的文件并办理所有必要手续，保证质权在递交申请后尽快获得登记。

Equity Interest Pledge Agreement

The Pledge shall become effective on such date when the pledge of the Equity Interest contemplated herein has been registered with relevant administration for industry and commerce (the “AIC”). The Pledge shall be continuously valid until the Pledgor is no longer a shareholder of Party C. The parties agree that Pledgor and Party C shall register the Pledge in the shareholders' register of Party C within three (3) working days following the execution of this Agreement and submit an application to the AIC for the registration of the Pledge of the Equity Interest contemplated herein within 30 working days following the execution of this Agreement. The parties covenant that for the purpose of registration of the Pledge, the parties hereto and all other shareholders of Party C shall submit to the AIC this Agreement or an equity interest pledge contract in the form required by the AIC at the location of Party C which shall truly reflect the information of the Pledge hereunder (the “AIC Pledge Contract”). For matters not specified in the AIC Pledge Contract, the parties shall be bound by the provisions of this Agreement. Pledgor and Party C shall submit all necessary documents and complete all necessary procedures, as required by the PRC laws and regulations and the relevant AIC, to ensure that the Pledge of the Equity Interest shall be registered with the AIC as soon as possible after submission for filing.

3.2   质押期限内，如丙方未按控制协议交付咨询服务费等费用，质权人有权但无义务按本合同的规定处分质权。

During the Term of Pledge, in the event that Party C fails to pay the consulting or service fees in accordance with the Control Agreements, Pledgee shall have the right, but not the obligation, to dispose of the Pledge in accordance with the provisions of this Agreement.

Equity Interest Pledge Agreement

4.     质权凭证的保管

CUSTODY OF RECORDS FOR EQUITY INTEREST SUBJECT TO PLEDGE

4.1   在本合同规定的质押期限内，出质人应将其在丙方的股权出资证明书及记载质权的股东名册交付质权人保管。出质人应在本合同签订之日起一周内将上述股权出资证明书及股东名册交付给质权人。质权人将在本合同规定的全部质押期间一直保管这些项目。

During the Term of Pledge set forth in this Agreement, Pledgor shall deliver to Pledgee's custody the capital contribution certificate for the Equity Interest and the shareholders' register containing the Pledge within one week from the execution of this Agreement. Pledgee shall have custody of such items during the entire Term of Pledge set forth in this Agreement.

4.2   在质押期限内，质权人有权收取股权所产生的红利。

Pledgee shall have the right to collect dividends generated by the Equity Interest during the Term of Pledge.

5.     出质人的声明和保证

REPRESENTATIONS AND WARRANTIES OF PLEDGOR

5.1   出质人是股权唯一的合法所有人。

Pledgor is the sole legal and beneficial owner of the Equity Interest.

5.2   质权人有权以本合同规定的方式处分并转让股权。

Equity Interest Pledge Agreement

Pledgee shall have the right to dispose of and transfer the Equity Interest in accordance with the provisions set forth in this Agreement.

5.3   除本质权之外，出质人未在股权上设置任何其他质押权利或其他担保权益。

Except for the Pledge, Pledgor has not placed any security interest or other encumbrance on the Equity Interest.

6.     出质人的承诺和确认

COVENANTS AND CONFIRMATION OF PLEDGOR

6.1   在本合同存续期间，出质人向质权人承诺，出质人将：

Pledgor hereby covenants to the Pledgee, that during the term of this Agreement, Pledgor shall:

6.1.1      除履行由出质人与质权人、丙方于本合同签署日签订的《股权处分及独家购买权合同》（“独家购买权合同”）外，未经质权人事先书面同意，不得转让股权，不得在股权上设立或允许存在任何担保或其他债务负担；

not transfer the Equity Interest, place or permit the existence of any security interest or other encumbrance on the Equity Interest, without the prior written consent of Pledgee, except for the performance of the Share Disposal and Exclusive Option Agreement (the “Exclusive Option Agreement”) executed by Pledgor, the Pledgee and Party C on the execution date of this Agreement;

6.1.2      遵守并执行所有有关权利质押的法律、法规的规定，在收到有关主管机关就质权发出或制定的通知、指令或建议时，于五日内向质权人出示上述通知、指令或建议，同时遵守上述通知、指令或建议，或按照质权人的合理要求或经质权人同意就上述事宜提出反对意见和陈述；

comply with the provisions of all laws and regulations applicable to the pledge of rights, and within 5 days of receipt of any notice, order or recommendation issued or prepared by relevant competent authorities regarding the Pledge, shall present the aforementioned notice, order or recommendation to Pledgee, and shall comply with the aforementioned notice, order or recommendation or submit objections and representations with respect to the aforementioned matters upon Pledgee's reasonable request or upon consent of Pledgee;

Equity Interest Pledge Agreement

6.1.3      将任何可能导致对出质人股权或其任何部分的权利产生影响的事件或收到的通知，以及可能改变出质人在本合同中的任何保证、义务或对出质人履行其在本合同中义务可能产生影响的任何事件或收到的通知及时通知质权人。

promptly notify Pledgee of any event or notice received by Pledgor that may have an impact on Pledgee's rights to the Equity Interest or any portion thereof, as well as any event or notice received by Pledgor that may have an impact on any guarantees and other obligations of Pledgor arising out of this Agreement.

6.2   出质人同意，质权人按本合同条款取得的对质权享有的权利，不应受到出质人或出质人的继承人或出质人之委托人或任何其他人通过法律程序的中断或妨害。

Pledgor agrees that the rights acquired by Pledgee in accordance with this Agreement with respect to the Pledge shall not be interrupted or harmed by Pledgor or any heirs or representatives of Pledgor or any other persons through any legal proceedings.

6.3 出质人向质权人保证，为保护或完善本合同对偿付控制协议项下咨询服务费等费用的担保，出质人将诚实签署、并促使其他与质权有利害关系的当事人签署质权人所要求的所有的权利证书、契约和/或履行并促使其他有利害关系的当事人履行质权人所要求的行为，并为本合同赋予质权人之权利、授权的行使提供便利，与质权人或其指定的人(自然人/法人)签署所有的有关股权所有权的文件，并在合理期间内向质权人提供其认为需要的所有的有关质权的通知、命令及决定。

To protect or perfect the security interest granted by this Agreement for payment of the consulting and service fees under the Control Agreements, Pledgor hereby undertakes to execute in good faith and to cause other parties who have an interest in the Pledge to execute all certificates, agreements, deeds and/or covenants required by Pledgee. Pledgor also undertakes to perform and to cause other parties who have an interest in the Pledge to perform actions required by Pledgee, to facilitate the exercise by Pledgee of its rights and authority granted thereto by this Agreement, and to enter into all relevant documents regarding ownership of Equity Interest with Pledgee or designee(s) of Pledgee (natural persons/legal persons). Pledgor undertakes to provide Pledgee within a reasonable time with all notices, orders and decisions regarding the Pledge that are required by Pledgee.

Equity Interest Pledge Agreement

6.4   出质人向质权人保证，出质人将遵守、履行本合同项下所有的保证、承诺、协议、陈述及条件。如出质人不履行或不完全履行其保证、承诺、协议、陈述及条件，出质人应赔偿质权人由此遭受的一切损失。

Pledgor hereby undertakes to comply with and perform all guarantees, promises, agreements, representations and conditions under this Agreement. In the event of failure or partial performance of its guarantees, promises, agreements, representations and conditions, Pledgor shall indemnify Pledgee for all losses resulting therefrom.

6.5   未经事先书面通知质权人并获得其事先书面同意，出质人不得将股权转让，出质人的所有拟转让股权的行为无效。出质人转让股权所得价款应首先用于提前向质权人清偿担保债务或向与质权人约定的第三人提存。

Without notifying Pledgee in advance and obtaining Pledgee’s prior written consent, Pledgor shall not transfer the Equity Interest and any proposed transfer of the Equity Interest of Pledgor shall be invalid. Any payment received by Pledgor for transfer of the Equity Interest shall be firstly used to repay the secured obligations to Pledgee or be placed in escrow with a third party as agreed with Pledgee.

7.     违约事件

EVENT OF DEFAULT

7.1   下列事项均被视为违约事件：

The following circumstances shall be deemed Event of Default:

7.1.1      丙方未能按期、完整履行控制协议项下任何责任，包括但不限于丙方未能按期足额支付控制协议项下的应付的咨询服务费等费用或有违反该协议其他义务的行为；

Equity Interest Pledge Agreement

Party C fails to fully and timely fulfill any liabilities under the Control Agreements, including without limitation failure to pay in full any of the consulting and service fees payable under the Control Agreements or breaches any other obligations of Party C thereunder;

7.1.2      出质人或丙方实质违反本合同的任何条款；

Pledgor or Party C has committed a material breach of any provisions of this Agreement;

7.1.3      除履行独家购买权合同外，出质人舍弃出质的股权或未获得质权人书面同意而擅自转让或意图转让出质的股权；

Except for the performance of the Exclusive Option Agreement, Pledgor transfers or purports to transfer or abandons the Equity Interest pledged or assigns the Equity Interest pledged without the written consent of Pledgee;

7.1.4      丙方的继承人或代管人只能履行部分或拒绝履行控制协议项下的支付责任；

The successor or custodian of Party C is capable of only partially perform or refuses to perform the payment obligations under the Control Agreements.

7.1.5      出质人因其所拥有的财产出现不利变化，致使质权人认为出质人履行本合同项下的义务的能力已受到影响；

The occurrence of any adverse change to the assets or property of the Pledgor, which in Pledgee’s determination, may impact the ability of the Pledgor to perform its obligations hereunder.

7.1.6      按有关法律规定质权人不能或可能不能行使处分质权的其他情况。

Equity Interest Pledge Agreement

The occurrence of any other circumstances under which the Pledgee is not or may not able to exercise its rights hereunder in accordance with the applicable law.

7.2   如知道或发现本第7.1 条所述的任何事项或可能导致上述事项的事件已经发生，出质人应立即以书面形式通知质权人。

Upon notice or discovery of the occurrence of any circumstances or event that may lead to the aforementioned circumstances described in Section 7.1, Pledgor shall immediately notify Pledgee in writing accordingly.

7.3   除非第7.1部分下的违约事件在质权人向出质人发出要求其修正此违约行为通知后的二十（20）天之内已经按质权人要求获得救济，质权人在其后的任何时间，可向出质人发出书面违约通知，要求立即依据本合同第 8 条行使质权权利。

Unless an Event of Default set forth in this Section 7.1 has been successfully resolved to Pledgee's satisfaction within twenty (20) days after the Pledgee delivers a notice to the Pledgor requesting ratification of such Event of Default, Pledgee may issue a Notice of Default to Pledgor in writing at any time thereafter, demanding to immediately dispose of the Pledge in accordance with the provisions of Section 8 of this Agreement.

8.     质权的行使

EXERCISE OF PLEDGE

8.1 在控制协议所述的咨询服务费等费用未全部偿付前，未经质权人书面同意，出质人不得转让其拥有的丙方股权。

Prior to the full payment of the consulting and service fees described in the Control Agreements, without the Pledgee's written consent, Pledgor shall not assign the Equity Interest in Party C.

8.2   在质权人行使其质押权利时，质权人可以向出质人发出书面通知。

Pledgee may issue a written notice to Pledgor when exercising the Pledge.

8.3   受限于第7.3条的规定，质权人可在按第7.3条发出违约通知之后的任何时间里对质权行使处分的权利。质权人决定行使处分质权的权利时，出质人即不再拥有任何与股权有关的权利和利益。

Equity Interest Pledge Agreement

Subject to the provisions of Section 7.3, Pledgee may exercise the right to enforce the Pledge at any time after the issuance of the Notice of Default in accordance with Section 7.3. Once Pledgee elects to enforce the Pledge, Pledgor shall cease to be entitled to any rights or interests associated with the Equity Interest.

8.4   在违约时，根据中国有关法律的规定，质权人有权按照法定程序处置质押股权。在中国法律允许的范围内，对于处置的所得，质权人无需给付出质人；出质人特此放弃其可能有的能向质权人要求任何质押股权处置所得的权利。

In the event of default, Pledgee is entitled to dispose of the Equity Interest in accordance with applicable PRC laws. Only to the extent permitted under applicable PRC laws, Pledgee has no obligation to account to Pledgor for proceeds of disposition of the Equity Interest, and Pledgor hereby waives any rights it may have to demand any such accounting from Pledgee.

8.5   质权人依照本合同处分质权时，出质人和丙方应予以必要的协助，以使质权人实现其质权。

When Pledgee disposes of the Pledge in accordance with this Agreement, Pledgor and Party C shall provide necessary assistance to enable Pledgee to enforce the Pledge in accordance with this Agreement.

9.     转让

ASSIGNMENT

9.1   除非经质权人事先同意，出质人无权赠予或转让其在本合同项下的权利义务。出质人向质权人承诺其已作出一切适当安排及签订所有必要文件，以确保其继承人、监护人、配偶及其他第三方不会因其死亡、丧失法律行为能力、离婚或其他任何情况而对本协议的执行情况产生不利影响或阻碍协议执行。

Without Pledgee's prior written consent, Pledgor shall not have the right to assign or delegate its rights and obligations under this Agreement. Pledgor commits to Pledgee that all appropriate arrangements have been made and all necessary documents have been executed to ensure that none of their successors, guardians, spouses and other third parties will adversely impact or hinder the enforcement of this Agreement in the event of death, loss of legal capacity, divorce or any other situation of the Pledgor.

Equity Interest Pledge Agreement

9.2   本合同对出质人及其继任人和经许可的受让人均有约束力，并且对质权人及每一继任人和受让人有效。

This Agreement shall be binding on Pledgor and its successors and permitted assigns, and shall be valid with respect to Pledgee and each of its successors and assigns.

9.3   质权人可以在任何时候将其在控制协议项下的所有或任何权利和义务转让给其指定的人（自然人/法人），在这种情况下，受让人应享有和承担本合同项下质权人享有和承担的权利和义务，如同其作为原合同方应享有和承担的一样。质权人转让控制协议项下的权利和义务时，应质权人要求，出质人应就此转让签署有关协议和/或文件。

At any time, Pledgee may assign any and all of its rights and obligations under the Control Agreements to its designee(s) (natural/legal persons), in which case the assigns shall have the rights and obligations of Pledgee under this Agreement, as if it were the original party to this Agreement. When the Pledgee assigns the rights and obligations under the Control Agreements, upon Pledgee's request, Pledgor shall execute relevant agreements or other documents relating to such assignment.

9.4   因转让所导致的质权人变更后，应质权人要求，出质人应与新的质权人签订一份内容与本合同一致的新质押合同，并在相应的工商行政管理机关进行登记。

In the event of a change in Pledgee due to an assignment, Pledgor shall, at the request of Pledgee, execute a new pledge agreement with the new pledgee on the same terms and conditions as this Agreement, and register the same with the relevant AIC.

9.5   出质人应严格遵守本合同和各方单独或共同签署的其他有关合同的规定，包括独家购买权合同和对质权人的授权委托书，履行各合同项下的义务，并不得进行任何足以影响合同的有效性和可强制执行性的作为/不作为行为。除非根据质权人的书面指示，出质人不得行使其对质押股权还留存的权利。

Equity Interest Pledge Agreement

Pledgor shall strictly abide by the provisions of this Agreement and other contracts jointly or separately executed by the Parties hereto or any of them, including the Exclusive Option Agreement and the Power of Attorney granted to Pledgee, perform the obligations hereunder and thereunder, and refrain from any action/omission that may affect the effectiveness and enforceability thereof. Any remaining rights of Pledgor with respect to the Equity Interest pledged hereunder shall not be exercised by Pledgor except in accordance with the written instructions of Pledgee.

10.  终止

TERMINATION

在控制协议项下的咨询服务费等费用偿还完毕，并且丙方不再承担控制协议项下的任何义务之后，本合同终止，并且在尽早合理可行的时间内，质权人应解除本合同下的股权质押。

Upon the full payment of the consulting and service fees under the Control Agreements and upon termination of Party C's obligations under the Control Agreements, this Agreement shall be terminated, and Pledgee shall then terminate the equity pledge under this Agreement as soon as reasonably practicable.

11.  手续费及其他费用

HANDLING FEES AND OTHER EXPENSES

一切与本合同有关的费用及实际开支，其中包括但不限于法律费用、工本费、印花税以及任何其他税收、费用等全部由丙方承担。

All fees and out of pocket expenses relating to this Agreement, including but not limited to legal costs, costs of production, stamp tax and any other taxes and fees, shall be borne by Party C.

Equity Interest Pledge Agreement

12.  保密责任

CONFIDENTIALITY

各方承认及确定有关本合同、本合同内容，以及彼此就准备或履行本合同而交换的任何口头或书面资料均被视为保密信息。各方应当对所有该等保密信息予以保密，而在未得到另一方书面同意前，不得向任何第三者披露任何保密信息，惟下列信息除外：(a)公众人士知悉或将会知悉的任何信息（惟并非由接受保密信息之一方擅自向公众披露）；(b)根据适用法律法规、股票交易规则、或政府部门或法院的命令而所需披露之任何信息；或(c)由任何一方就本合同所述交易而需向其股东、投资者、法律或财务顾问披露之信息，而该股东、法律或财务顾问亦需遵守与本条款相类似之保密责任。如任何一方工作人员或聘请机构的泄密均视为该方的泄密，需依本合同承担违约责任。无论本合同以任何理由终止，本条款仍然生效。

The Parties acknowledge that the existence and the terms of this Agreement and any oral or written information exchanged between the Parties in connection with the preparation and performance this Agreement are regarded as confidential information. Each Party shall maintain confidentiality of all such confidential information, and without obtaining the written consent of the other Party, it shall not disclose any relevant confidential information to any third parties, except for the information that: (a) is or will be in the public domain (other than through the receiving Party’s unauthorized disclosure); (b) is under the obligation to be disclosed pursuant to the applicable laws or regulations, rules of any stock exchange, or orders of the court or other government authorities; or (c) is required to be disclosed by any Party to its shareholders, investors, legal counsels or financial advisors regarding the transaction contemplated hereunder, provided that such shareholders, investors, legal counsels or financial advisors shall be bound by the confidentiality obligations similar to those set forth in this Section. Disclosure of any confidential information by the staff members or agencies hired by any Party shall be deemed disclosure of such confidential information by such Party, which Party shall be held liable for breach of this Agreement. This Section shall survive the termination of this Agreement for any reason.

Equity Interest Pledge Agreement

13.  适用法律和争议的解决

GOVERNING LAW AND RESOLUTION OF DISPUTES

13.1 本合同的订立、效力、解释、履行、修改和终止以及争议的解决均适用中国法律。

The execution, effectiveness, construction, performance, amendment and termination of this Agreement and the resolution of disputes hereunder shall be governed by the laws of China.

13.2 因解释和履行本协议而发生的任何争议，本协议双方应首先通过友好协商的方式加以解决。如果在一方向其他方发出要求协商解决的书面通知后 30 天之内争议仍然得不到解决，则任何一方均可将有关争议提交给中国国际经济贸易仲裁委员会，由该会按照其仲裁规则仲裁解决。仲裁应在北京进行，使用之语言为中文。仲裁裁决是终局性的，对各方均有约束力。在适当情况下，仲裁庭或仲裁员可根据争议解决条款和/或适用的中国法律，就中国经营实体股权或资产作出补救措施裁定，包括限制业务开展、限制或禁止转让或出售股权或资产或提出对中国经营实体进行清盘。此外，在组成仲裁庭期间，各方有权向位于（i）开曼群岛（即上市母公司注册成立地点）；（ii）有关中国经营实体注册成立地点（包括中国北京市）；及（iii）上市母公司或有关中国经营实体主要资产所在地具有管辖权的法院申请就相关中国经营实体的股权或资产授出临时性救济措施。

In the event of any dispute with respect to the construction and performance of this Agreement, the Parties shall first resolve the dispute through friendly negotiations. In the event the Parties fail to reach an agreement on the dispute within 30 days after either Party's request to the other Parties for resolution of the dispute through negotiations, either Party may submit the relevant dispute to the China International Economic And Trade Arbitration Commission Arbitration Commission for arbitration, in accordance with its Arbitration Rules. The arbitration shall be conducted in Beijing, and the language used in arbitration shall be Chinese. The arbitration award shall be final and binding on all Parties. The arbitrators shall be entitled to award remedies over the shares or assets of Party C, injunctive relief or order the winding up of Party C. In appropriate cases, pursuant to the dispute resolution provisions and /or PRC laws in force at that time, the arbitral tribunal or arbitrator may award remedies over the equity interests or assents of the PRC Operating Entities , including restrictions over the conduct of business, restrictions or prohibitions over transfer or disposal of the equity interests or assets or order the winding up of the PRC Operating Entities. In addition during the progress of arbitral tribunal setup, the parties shall have the right to apply to the courts of （i）the Cayman Islands(being the place of listed company ); （ii）the place of incorporation of the relevant PRC Operating Entities(i.e. Beijing, PRC); （iii）the place(s) where the listed company or the relevant PRC Operating Entity’s principal assets are located,which having jurisdiction, for interim remedies over the equity interests or assets of the relevant PRC Operating Entities.

Equity Interest Pledge Agreement

13.3 因解释和履行本合同而发生任何争议或任何争议正在进行仲裁时，除争议的事项外，本合同各方仍应继续行使各自在本合同项下的其他权利并履行各自在本合同项下的其他义务。

Upon the occurrence of any disputes arising from the construction and performance of this Agreement or during the pending arbitration of any dispute, except for the matters under dispute, the Parties to this Agreement shall continue to exercise their respective rights under this Agreement and perform their respective obligations under this Agreement.

14.  通知

NOTICES

14.1 本合同项下要求或发出的所有通知和其他通信应通过专人递送、挂号邮寄、邮资预付或商业快递服务或传真的方式发到该方下列地址。每一通知还应再以电子邮件送达。该等通知视为有效送达的日期按如下方式确定：

All notices and other communications required or permitted to be given pursuant to this Agreement shall be delivered personally or sent by registered mail, postage prepaid, by a commercial courier service or by facsimile transmission to the address of such party set forth below. A confirmation copy of each notice shall also be sent by E-mail. The dates on which notices shall be deemed to have been effectively given shall be determined as follows:

Equity Interest Pledge Agreement

14.1.1 通知如果是以专人递送、快递服务或挂号邮寄、邮资预付发出的，则以于设定为通知的地址在送达或拒收之日为有效送达日。

Notices given by personal delivery, by courier service or by registered mail, postage prepaid, shall be deemed effectively given on the date of delivery or refusal at the address specified for notices.

14.1.2 通知如果是以传真发出的，则以成功传送之日为有效送达日（应以自动生成的传送确认信息为证）。

Notices given by facsimile transmission shall be deemed effectively given on the date of successful transmission (as evidenced by an automatically generated confirmation of transmission).

14.2 为通知的目的，各方地址如下：

For the purpose of notices, the addresses of the Parties are as follows:

甲方：益盛鑫（广州）国际控股有限公司

Party A: Yishengxin (Guangzhou) International Holding Co., Ltd.

地址:      广州市南沙区南沙街海通街1号2713房B08

Address: B08, 2713 Building, No.1 Haitong Street, Nansha Street, Nansha District, Guangzhou

收件人：肖捷

Attn: Jie Xiao

电话：13535383338

Phone: 13535383338

邮箱：xiaojie@ysxnet.com

Email:    xiaojie@ysxnet.com

乙方：肖捷

Party B: Jie Xiao

Equity Interest Pledge Agreement

地址： 广州市海珠区鹤洲直街1号904房

Address: Room 904, No. 1 Hezhou Street, Haizhu District, Guangzhou

收件人：肖捷

Attn: Jie Xiao

电话：13535383338

Phone: 13535383338

邮箱：xiaojie@ysxnet.com

E-mail:  xiaojie@ysxnet.com

丙方：新疆益盛鑫网络科技有限公司

Party C：Xinjiang Yishengxin Network Technology Co., Ltd.

地址：新疆喀什地区喀什经济开发区深喀大道总部经济区川渝大厦4层405室

Address: Room 405, 4 / F, Chuanyu Building, Headquarters Economic Zone, Shenka Avenue, Kashgar Economic Development Zone, Kashgar Region, Xinjiang

收件人： 王兵

Attn:     Bing Wang

电话：15199310999

Phone:  15199310999

邮箱：    wangbing@ysxnet.com

Email:    wangbing@ysxnet.com

14.3 任何一方可按本条规定随时给其他各方发出通知来改变其接收通知的地址。

Any Party may at any time change its address for notices by a notice delivered to the other Parties in accordance with the terms hereof.

15.  分割性

SEVERABILITY

如果本合同有任何一条或多条规定根据任何法律或法规在任何方面被裁定为无效、不合法或不可执行，本合同其余规定的有效性、合法性或可执行性不应因此在任何方面受到影响或损害。各方应通过诚意磋商，争取以法律许可以及各方期望的最大限度内有效的规定取代那些无效、不合法或不可执行的规定，而该等有效的规定所产生的经济效果应尽可能与那些无效、不合法或不能强制执行的规定所产生的经济效果相似。

Equity Interest Pledge Agreement

In the event that one or several of the provisions of this Agreement are found to be invalid, illegal or unenforceable in any aspect in accordance with any laws or regulations, the validity, legality or enforceability of the remaining provisions of this Agreement shall not be affected or compromised in any respect. The Parties shall strive in good faith to replace such invalid, illegal or unenforceable provisions with effective provisions that accomplish to the greatest extent permitted by law and the intentions of the Parties, and the economic effect of such effective provisions shall be as close as possible to the economic effect of those invalid, illegal or unenforceable provisions.

16.  附件

ATTACHMENTS

本合同所列附件，为本合同不可分割的组成部分。

The attachments set forth herein shall be an integral part of this Agreement.

17.  生效

EFFECTIVENESS

17.1       本合同经各方适当签署时生效。

This Agreement shall become effective when the Parties have duly executed this Agreement.

17.2       本合同的任何修改、补充或变更，均须采用书面形式，经各方签字或盖章并按规定办理政府登记（如需）后生效。

Any amendments, changes and supplements to this Agreement shall be in writing and shall become effective upon completion of the governmental filing procedures (if applicable) after the affixation of the signatures or seals of the Parties.

Equity Interest Pledge Agreement

17.3       自本合同协议生效后， 如果中国任何政府机构对中国任何法律、法规、法令或规定的条款作出修改，包括对现行法律、法规、法令或规定作出修正、补充或废止，或对现行法律、法规、法令或规定引用不同的解释或不同的实施办法(各称为“修改”)，或颁布新的法律、法规、法令或规定(各称为“新规定”)，或任何政府机构提出对本合同的履行可能造成影响的要求或意见时，应适用如下：

After this Agreement becomes effective, if any PRC governmental authority makes any change to any PRC laws, regulations, orders or rules, including making amendment, supplements or abolishment to any existing laws, regulations, orders or rules or employing additional interpretations, implementation (each a “Change”) or issuing new laws, regulations, orders or rules (each a “New Rule”), or if any governmental authority raises any requirement or comments that may affect the enforcement of this Agreement, parties shall:

(a) 如果修改或新规定比截止本合同生效之日有效的有关法律、法规、法令或规定对甲方更为有利，则各方应及时向有关机构(如需要)申请获取这些修改或新规定的利益。各方应尽其最大努力促使该申请获得批准。

If the Change or the New Rule is more favorable to Party A than the laws, regulations, orders or rules effective as of the date of this Agreement, Parties shall timely apply to relevant government authority for such benefits (if needed). Parties shall use their best effort to procure the approval of the application.

(b)   如果由于修改或新规定，甲方在本合同项下的利益直接或间接地受到严重和不利的影响，经甲方通知乙方或丙方后，各方应基于诚实信用原则及时协商，对本合同的条款或履行方式作出一切必要的修改和调整，以尽最大可能实现各方在本合同项下的原有商业意图并维护甲方在本合同中的利益。

If any of Party A’s interest under this Agreement is materially and adversely affected by the Change or the New Rule, upon notice by Party A to Party B or Party C, Parties shall consult with each other based on good faith and make any necessary amendment and adjustment so as to realize the business intents as contemplated by this Agreement and maintain the interest of Party A to the extent possible.

Equity Interest Pledge Agreement

(c)   如果由于任何政府机构提出的要求可能对本合同根据本合同的条款和条件予以履行产生实质不利影响，乙方及丙方应尽最大合理努力与相关政府机关予以沟通，以争取本合同能以其原本的条款条件予以履行，甲方应就该等沟通予以必要的协助。如果无法通过沟通， 各方应基于诚实信用原则及时协商，对本合同的条款或履行方式作出一切必要的修改和合理的调整，以尽最大可能实现各方在本合同项下的原有商业意图并维护甲方在本合同中的利益。

If the requirement by any government authority will have material adverse impact on the performance of this Agreement according to the terms and conditions contained herein, Party B or Party C shall use its best effort to communicate with relevant government authority to effect the performance of this Agreement according to its original terms and conditions and Party A shall provide necessary assistant to such communication. If the issues cannot be settled through communication, Parties shall consult with each other based on good faith and make any necessary amendment and adjustment so as to realize the business intents as contemplated by this Agreement and maintain the interest of Party A to the extent possible.

17.4 本合同以中文和英文书就，一式三份，质权人、出质人和丙方各持一份， 具有同等效力；中英文版本如有冲突，应以中文版为准。

This Agreement is written in Chinese and English in three copies. Pledgor, Pledgee and Party C shall hold one copy respectively. Each copy of this Agreement shall have equal validity. In the event of any conflict between the Chinese version and the English version, the Chinese version shall prevail.

本页其余部分刻意留为空白

The Remainder of this page is intentionally left blank

有鉴于此，各方已使得经其授权的代表与文首所述日期签署了本股权质押合同并即生效，以昭信守。

Equity Interest Pledge Agreement

IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Equity Interest Pledge Agreement as of the date first above written.

甲方：	益盛鑫（广州）国际控股有限公司

Party A: Yishengxin (Guangzhou) International Holding Co., Ltd.

签字：	/s/ 肖捷

By：	/s/ XIAOJIE

姓名：	肖捷

Name:	Jie Xiao

职务：	法定代表人

Title：	Legal Representative

乙方：	肖捷

Party B：Jie Xiao

签字：	/s/ 肖捷

By：	/s/ XIAOJIE

丙方：	新疆益盛鑫网络科技有限公司

Party C：Xinjiang Yishengxin Network Technology Co., Ltd.

签字：	/s/ 肖捷

By：	/s/ XIAO JIE

姓名：	肖捷

Name：	Jie Xiao

职务：	法定代表人

Title：	Legal Representative

Equity Interest Pledge Agreement

附件：

Attachments:

1.    丙方股东名册；

Shareholders' register of Party C;

2.    丙方的出资证明书；

The Capital Contribution Certificate for Party C;

Equity Interest Pledge Agreement

新疆益盛鑫网络科技有限公司股东登记名册

Shareholder’s Register of

Xinjiang Yishengxin Network Technology Co., Ltd.

名称 Name	证件号码 Unified social credit code	出资额 Capital Contribution	出资比例 Percentage of Contribution	出资证明书编号 Capital Contribution Certificate No.	地址 Address	股权质押情况 Number of Pledged Shares
肖捷	440105197004291214	人民币1474万元	70.7882%	001	广州市海珠区鹤洲直街1号904房	肖捷拥有新疆益盛鑫网络科技有限公司70.7882%的股权，此70.7882%的股权已经全部质押给益盛鑫（广州）国际控股有限公司。
鹰潭市余江区艺博企业管理中心（有限合伙）	93160622MA3693E71M	人民币400万元	19.2098%	002	江西省鹰潭市余江区工业园商会大厦1622号	鹰潭市余江区艺博企业管理中心（有限合伙）拥有新疆益盛鑫网络科技有限公司19.2098%的股权，此19.2098%的股权已经全部质押给益盛鑫（广州）国际控股有限公司。
利士福（广州）企业管理咨询合伙企业（有限合伙）	91440113MABQREG08E	人民币100万元	4.8025%	003	广州市番禺区石基镇市莲路石基村段55号楼三楼A3037	利士福（广州）企业管咨询合伙企业（有限合伙）拥有新疆益盛鑫网络科技有限公司4.8025%的股权，此4.8025%的股权已经全部质押给益盛鑫（广州）国际控股有限公司。
利是高（广州）企业管理咨询合伙企业（有限合伙）	91440113MABQB3391C	人民币62.0654万元	2.9807%	004	广州市番禺区石基镇市莲路石基村段55号楼三楼A3035	利是高（广州）企业管咨询合伙企业（有限合伙）拥有新疆益盛鑫网络科技有限公司2.9807%的股权，此2.9807%的股权已经全部质押给益盛鑫（广州）国际控股有限公司。
喀什宏海锐企业管理咨询合伙企业（有限合伙）	91653101MA77KKJ78C	人民币46.2021万元	2.2188%	005	新疆喀什地区喀什经济开发区深喀大道总部级经济区川渝大厦7层912室	喀什宏海锐企业管理咨询合伙企业（有限合伙）拥有新疆益盛鑫网络科技有限公司2.2188%的股权，此2.2188%的股权已经全部质押给益盛鑫（广州）国际控股有限公司。

益盛鑫（广州）国际控股有限公司拥有新疆益盛鑫网络科技有限公司总计100%股权的质押。

Equity Interest Pledge Agreement

It is certified that a total of 100% of the equity interests of Xinjiang Yishengxin Network Technology Co., Ltd. has been pledged to Yishengxin (Guangzhou) International Holding Co., Ltd. by the shareholder.

新疆益盛鑫网络科技有限公司

Xinjiang Yishengxin Network Technology Co., Ltd.

签署/By： /s/ 肖捷XIAO JIE

姓名/ Name：肖捷/Jie Xiao

职务/ Title：法定代表人/Legal Representative

日期：【2022.12.31 】

Date：【 31/12/2023】

Equity Interest Pledge Agreement

新疆益盛鑫网络科技有限公司出资证明书

（编号：001）

Capital Contribution Certificate of

Xinjiang Yishengxin Network Technology Co., Ltd.

（NO.001）

公司名称： 新疆益盛鑫网络科技有限公司

Name of the Company：Xinjiang Yishengxin Network Technology Co., Ltd.

公司成立日期：2015年7月16日

Establishment Date of the Company：July 16，2015

公司注册资本：人民币2082.2675万元

Register Capital of the Company：RMB20,822,675

股东名称：肖捷

Name of the Shareholder：Jie Xiao

证件号码：440105197004291214

Unified social credit code：

股东缴纳的出资额：人民币1474万元

Amount of the Capital Contributed by the Shareholder：RMB14,740,000

股东缴纳出资的日期：2015年12月31日（80万）；2016年4月5日（200万）；2016年6月30日（38万）；2016年7月19日（30万）；2016年8月31日（5万、50万、）；2016年10月9日（18万、10万、25万）；2016年11月30日（）；2016年12月31日（）；2017年6月30日（）；2021年1月31日（）；

Contribution Date：

特此证明肖捷已经出资人民币1474万元（RMB14,740,000），拥有新疆益盛鑫网络科技有限公司70.7882%的股权，此70.7882%的股权已经全部质押给益盛鑫（广州）国际控股有限公司。

It is hereby certified that Jie Xiao has contributed RMB14,740,000 to hold 70.7882% of the equity interest of Xinjiang Yishengxin Network Technology Co., Ltd., and such 70.7882% equity interest has been pledged to Yishengxin (Guangzhou) International Holding Co., Ltd.

Equity Interest Pledge Agreement

新疆益盛鑫网络科技有限公司

Xinjiang Yishengxin Network Technology Co., Ltd.

签署/By：/s/ 肖捷 XIAO JIE

姓名/ Name：肖捷/Jie Xiao

职务/ Title：法定代表人/Legal Representative

日期：【2022.12.31】

Date：【31/12/2022】

股权质押合同

Equity Interest Pledge Agreement

EQUITY INTEREST PLEDGE AGREEMENT

本股权质押合同 （下称“本合同”）由下列各方于2022年12月31日在中华人民共和国（下称“中国”）广州市签订：

This Equity Interest Pledge Agreement (this "Agreement") has been executed by and among the following parties on December 31, 2022, in Guangzhou, the People’s Republic of China (“China” or the “PRC”):

甲方（质权人）：      益盛鑫（广州）国际控股有限公司

Party A (Pledgee): Yishengxin (Guangzhou) International Holding Co., Ltd.

地址：      广州市南沙区南沙街海通街1号2713房B08

Address: B08, 2713 Building, No.1 Haitong Street, Nansha Street, Nansha District, Guangzhou

乙方（出质人）：鹰潭市余江区艺博企业管理中心（有限合伙）

Party B(Pledgor): Yingtan Yujiang Yibo Enterprise Management Center (Limited Partnership)

地址：江西省鹰潭市余江区工业园商会大厦1622号

Address: No. 1622, Chamber of Commerce Building, Yujiang Industrial Park, Yingtan City, Jiangxi Province

丙方：新疆益盛鑫网络科技有限公司

Party C: Xinjiang Yishengxin Network Technology Co., Ltd.

地址：新疆喀什地区喀什经济开发区深喀大道总部经济区川渝大厦4层405室

Address: Room 405, 4 / F, Chuanyu Building, Headquarters Economic Zone, Shenka Avenue, Kashgar Economic Development Zone, Kashgar Region, Xinjiang

在本合同中，质权人、出质人和丙方以下各称“一方”，合称“各方”。

In this Agreement, Pledgee, Pledgor and Party C shall be referred to individually as a "Party", and collectively as the "Parties".

Equity Interest Pledge Agreement

鉴于：

WHEREAS:

1.     出质人是一家在中国注册的有限合伙企业，其拥有丙方19.2098%的股权。丙方是一家在中国注册成立的有限责任公司。丙方在此确认出质人和质权人在本合同下的权利和义务并提供必要的协助以登记该质权；

Pledgor is a limited partnership registered in China and holds 19.2098% of the equity interest in Party C. Party C is a limited liability company registered in China, engaging in internet technology research and development, computer software research, development and design and other businesses. Party C acknowledges the respective rights and obligations of Pledgor and Pledgee under this agreement and intends to provide all necessary assistance in registering the pledge.

2.     质权人是一家在中国注册的外商独资企业。质权人与出质人所拥有的丙方签订了独家业务合作及服务协议等一系列旨在形成质权人控制丙方的协议（“控制协议”）；

Pledgee is a wholly foreign-owned enterprise registered in China. Pledgee and Party C owned by Pledgor have executed an Exclusive Business Cooperation and Service Agreement and a series of other control agreements (the “Control Agreements”) the purpose of which is to control Party C;

3.     为了保证丙方履行控制协议，按照约定向质权人支付咨询和服务费等到期款项，出质人以其在丙方中拥有的全部股权向质权人做出质押担保。

To ensure that Party C will fully perform its obligations under the Control Agreements and pay the consulting and service fees thereunder to the Pledgee when the same becomes due, Pledgor hereby pledges to the Pledgee all of the equity interest he holds in Party C as security for payment of the consulting and service fees by Party C under the Control Agreements.

为此，各方商定按照以下条款签订本合同。

Equity Interest Pledge Agreement

The Parties have mutually agreed to execute this Agreement upon the following terms.

1.    定义

DEFINITIONS

除非本合同另有规定，下列词语含义为：

Unless otherwise provided herein, the terms below shall have the following meanings:

1.1   质权：指出质人根据本合同第2条给予质权人的担保物权，即指质权人所享有的，以出质人质押给质权人的股权折价或拍卖、变卖该股权的价款优先受偿的权利。

Pledge: shall refer to the security interest granted by Pledgor to Pledgee pursuant to Section 2 of this Agreement, i.e., the right of Pledgee to be compensated on a preferential basis with the conversion, auction or sales price of the Equity Interest.

1.2   股权：指出质人现在和将来合法持有的其在丙方的全部股权权益。

Equity Interest: shall refer to all of the equity interest lawfully now held and hereafter acquired by Pledgor in Party C.

1.3   质押期限：指本合同第 3 条规定的期间。

Term of Pledge: shall refer to the term set forth in Section 3 of this Agreement.

1.4   控制协议：指丙方与质权人于本合同签署日签订的独家业务合作及服务协议等一系列控制性协议。

Control Agreements: shall refer to the Exclusive Business Cooperation and Service Agreements and other relevant control agreements executed by and between Party C and Pledgee as of the date hereof.

1.5   违约事件：指本合同第7条所列任何情况。

Equity Interest Pledge Agreement

Event of Default: shall refer to any of the circumstances set forth in Section 7 of this Agreement.

1.6   违约通知：指质权人根据本合同发出的宣布违约事件的通知。

Notice of Default: shall refer to the notice issued by Pledgee in accordance with this Agreement declaring an Event of Default.

2.    质权

THE PLEDGE

作为丙方按时和全额支付控制协议项下质权人应得的任何或全部的款项包括但不限于控制协议中规定的咨询和服务费（无论该等费用的到期应付是由于到期日的到来、提前收款的要求或其它原因）的担保，出质人特此将其现有或将拥有的丙方的全部股权权益质押给质权人。

As collateral security for the timely and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of any or all of the payments due by Party C including without limitation the consulting and services fees payable to the Pledgee under the Control Agreements, Pledgor hereby pledges to Pledgee a first security interest in all of Pledgor's right, title and interest, whether now owned or hereafter acquired by Pledgor, in the Equity Interest of Party C.

在质权人事先书面同意的情况下，出质人方可对丙方增资。出质人因对公司增资而在公司注册资本中增加的出资额亦属于股权。

Pledgor may subscribe for capital increase in Party C only with prior written consent of Pledgee. Any equity interest obtained by Pledgor as a result of Pledgor’s subscription of the increased registered capital of the Company shall also be deemed as Equity Interest.

Equity Interest Pledge Agreement

3.    质押期限

TERM OF PLEDGE

3.1   本质权自本合同项下的股权出质在相应的工商行政管理机关登记之日起生效，质权有效期持续到出质人不再担任丙方的股东为止。各方同意，自本合同签署之日起3个工作日内，出质人和丙方应将本合同的质权登记在丙方股东名册上，并自本合同签署之日起30个工作日内向相应的工商行政管理机关申请登记本合同项下的质权。各方共同确认，为办理股权质押工商登记手续，各方及丙方其他股东应将本合同或者一份按照丙方所在地工商行政管理部门要求的形式签署的、真实反映本合同项下质权信息的股权质押合同（“工商登记质押合同”）提交给工商行政管理机关，工商登记质押合同中未约定事项，仍以本合同约定为准。出质人和丙方应当按照中国法律法规和有关工商行政管理机关的各项要求，提交所有必要的文件并办理所有必要手续，保证质权在递交申请后尽快获得登记。

The Pledge shall become effective on such date when the pledge of the Equity Interest contemplated herein has been registered with relevant administration for industry and commerce (the “AIC”). The Pledge shall be continuously valid until the Pledgor is no longer a shareholder of Party C. The parties agree that Pledgor and Party C shall register the Pledge in the shareholders' register of Party C within three (3) working days following the execution of this Agreement and submit an application to the AIC for the registration of the Pledge of the Equity Interest contemplated herein within 30 working days following the execution of this Agreement. The parties covenant that for the purpose of registration of the Pledge, the parties hereto and all other shareholders of Party C shall submit to the AIC this Agreement or an equity interest pledge contract in the form required by the AIC at the location of Party C which shall truly reflect the information of the Pledge hereunder (the “AIC Pledge Contract”). For matters not specified in the AIC Pledge Contract, the parties shall be bound by the provisions of this Agreement. Pledgor and Party C shall submit all necessary documents and complete all necessary procedures, as required by the PRC laws and regulations and the relevant AIC, to ensure that the Pledge of the Equity Interest shall be registered with the AIC as soon as possible after submission for filing.

3.2   质押期限内，如丙方未按控制协议交付咨询服务费等费用，质权人有权但无义务按本合同的规定处分质权。

During the Term of Pledge, in the event that Party C fails to pay the consulting or service fees in accordance with the Control Agreements, Pledgee shall have the right, but not the obligation, to dispose of the Pledge in accordance with the provisions of this Agreement.

Equity Interest Pledge Agreement

4.    质权凭证的保管

CUSTODY OF RECORDS FOR EQUITY INTEREST SUBJECT TO PLEDGE

4.1   在本合同规定的质押期限内，出质人应将其在丙方的股权出资证明书及记载质权的股东名册交付质权人保管。出质人应在本合同签订之日起一周内将上述股权出资证明书及股东名册交付给质权人。质权人将在本合同规定的全部质押期间一直保管这些项目。

During the Term of Pledge set forth in this Agreement, Pledgor shall deliver to Pledgee's custody the capital contribution certificate for the Equity Interest and the shareholders' register containing the Pledge within one week from the execution of this Agreement. Pledgee shall have custody of such items during the entire Term of Pledge set forth in this Agreement.

4.2   在质押期限内，质权人有权收取股权所产生的红利。

Pledgee shall have the right to collect dividends generated by the Equity Interest during the Term of Pledge.

5.    出质人的声明和保证

REPRESENTATIONS AND WARRANTIES OF PLEDGOR

5.1   出质人是股权唯一的合法所有人。

Pledgor is the sole legal and beneficial owner of the Equity Interest.

5.2   质权人有权以本合同规定的方式处分并转让股权。

Pledgee shall have the right to dispose of and transfer the Equity Interest in accordance with the provisions set forth in this Agreement.

Equity Interest Pledge Agreement

5.3   除本质权之外，出质人未在股权上设置任何其他质押权利或其他担保权益。

Except for the Pledge, Pledgor has not placed any security interest or other encumbrance on the Equity Interest.

6.     出质人的承诺和确认

COVENANTS AND CONFIRMATION OF PLEDGOR

6.1   在本合同存续期间，出质人向质权人承诺，出质人将：

Pledgor hereby covenants to the Pledgee, that during the term of this Agreement, Pledgor shall:

6.1.1      除履行由出质人与质权人、丙方于本合同签署日签订的《股权处分及独家购买权合同》（“独家购买权合同”）外，未经质权人事先书面同意，不得转让股权，不得在股权上设立或允许存在任何担保或其他债务负担；

not transfer the Equity Interest, place or permit the existence of any security interest or other encumbrance on the Equity Interest, without the prior written consent of Pledgee, except for the performance of the Share Disposal and Exclusive Option Agreement (the “Exclusive Option Agreement”) executed by Pledgor, the Pledgee and Party C on the execution date of this Agreement;

6.1.2      遵守并执行所有有关权利质押的法律、法规的规定，在收到有关主管机关就质权发出或制定的通知、指令或建议时，于五日内向质权人出示上述通知、指令或建议，同时遵守上述通知、指令或建议，或按照质权人的合理要求或经质权人同意就上述事宜提出反对意见和陈述；

comply with the provisions of all laws and regulations applicable to the pledge of rights, and within 5 days of receipt of any notice, order or recommendation issued or prepared by relevant competent authorities regarding the Pledge, shall present the aforementioned notice, order or recommendation to Pledgee, and shall comply with the aforementioned notice, order or recommendation or submit objections and representations with respect to the aforementioned matters upon Pledgee's reasonable request or upon consent of Pledgee;

Equity Interest Pledge Agreement

6.1.3      将任何可能导致对出质人股权或其任何部分的权利产生影响的事件或收到的通知，以及可能改变出质人在本合同中的任何保证、义务或对出质人履行其在本合同中义务可能产生影响的任何事件或收到的通知及时通知质权人。

promptly notify Pledgee of any event or notice received by Pledgor that may have an impact on Pledgee's rights to the Equity Interest or any portion thereof, as well as any event or notice received by Pledgor that may have an impact on any guarantees and other obligations of Pledgor arising out of this Agreement.

6.2   出质人同意，质权人按本合同条款取得的对质权享有的权利，不应受到出质人或出质人的继承人或出质人之委托人或任何其他人通过法律程序的中断或妨害。

Pledgor agrees that the rights acquired by Pledgee in accordance with this Agreement with respect to the Pledge shall not be interrupted or harmed by Pledgor or any heirs or representatives of Pledgor or any other persons through any legal proceedings.

6.3  出质人向质权人保证，为保护或完善本合同对偿付控制协议项下咨询服务费等费用的担保，出质人将诚实签署、并促使其他与质权有利害关系的当事人签署质权人所要求的所有的权利证书、契约和/或履行并促使其他有利害关系的当事人履行质权人所要求的行为，并为本合同赋予质权人之权利、授权的行使提供便利，与质权人或其指定的人(自然人/法人)签署所有的有关股权所有权的文件，并在合理期间内向质权人提供其认为需要的所有的有关质权的通知、命令及决定。

To protect or perfect the security interest granted by this Agreement for payment of the consulting and service fees under the Control Agreements, Pledgor hereby undertakes to execute in good faith and to cause other parties who have an interest in the Pledge to execute all certificates, agreements, deeds and/or covenants required by Pledgee. Pledgor also undertakes to perform and to cause other parties who have an interest in the Pledge to perform actions required by Pledgee, to facilitate the exercise by Pledgee of its rights and authority granted thereto by this Agreement, and to enter into all relevant documents regarding ownership of Equity Interest with Pledgee or designee(s) of Pledgee (natural persons/legal persons). Pledgor undertakes to provide Pledgee within a reasonable time with all notices, orders and decisions regarding the Pledge that are required by Pledgee.

Equity Interest Pledge Agreement

6.4   出质人向质权人保证，出质人将遵守、履行本合同项下所有的保证、承诺、协议、陈述及条件。如出质人不履行或不完全履行其保证、承诺、协议、陈述及条件，出质人应赔偿质权人由此遭受的一切损失。

Pledgor hereby undertakes to comply with and perform all guarantees, promises, agreements, representations and conditions under this Agreement. In the event of failure or partial performance of its guarantees, promises, agreements, representations and conditions, Pledgor shall indemnify Pledgee for all losses resulting therefrom.

6.5   未经事先书面通知质权人并获得其事先书面同意，出质人不得将股权转让，出质人的所有拟转让股权的行为无效。出质人转让股权所得价款应首先用于提前向质权人清偿担保债务或向与质权人约定的第三人提存。

Without notifying Pledgee in advance and obtaining Pledgee’s prior written consent, Pledgor shall not transfer the Equity Interest and any proposed transfer of the Equity Interest of Pledgor shall be invalid. Any payment received by Pledgor for transfer of the Equity Interest shall be firstly used to repay the secured obligations to Pledgee or be placed in escrow with a third party as agreed with Pledgee.

7.     违约事件

EVENT OF DEFAULT

7.1   下列事项均被视为违约事件：

The following circumstances shall be deemed Event of Default:

7.1.1      丙方未能按期、完整履行控制协议项下任何责任，包括但不限于丙方未能按期足额支付控制协议项下的应付的咨询服务费等费用或有违反该协议其他义务的行为；

Equity Interest Pledge Agreement

Party C fails to fully and timely fulfill any liabilities under the Control Agreements, including without limitation failure to pay in full any of the consulting and service fees payable under the Control Agreements or breaches any other obligations of Party C thereunder;

7.1.2      出质人或丙方实质违反本合同的任何条款；

Pledgor or Party C has committed a material breach of any provisions of this Agreement;

7.1.3      除履行独家购买权合同外，出质人舍弃出质的股权或未获得质权人书面同意而擅自转让或意图转让出质的股权；

Except for the performance of the Exclusive Option Agreement, Pledgor transfers or purports to transfer or abandons the Equity Interest pledged or assigns the Equity Interest pledged without the written consent of Pledgee;

7.1.4      丙方的继承人或代管人只能履行部分或拒绝履行控制协议项下的支付责任；

The successor or custodian of Party C is capable of only partially perform or refuses to perform the payment obligations under the Control Agreements.

7.1.5      出质人因其所拥有的财产出现不利变化，致使质权人认为出质人履行本合同项下的义务的能力已受到影响；

The occurrence of any adverse change to the assets or property of the Pledgor, which in Pledgee’s determination, may impact the ability of the Pledgor to perform its obligations hereunder.

7.1.6      按有关法律规定质权人不能或可能不能行使处分质权的其他情况。

Equity Interest Pledge Agreement

The occurrence of any other circumstances under which the Pledgee is not or may not able to exercise its rights hereunder in accordance with the applicable law.

7.2   如知道或发现本第7.1 条所述的任何事项或可能导致上述事项的事件已经发生，出质人应立即以书面形式通知质权人。

Upon notice or discovery of the occurrence of any circumstances or event that may lead to the aforementioned circumstances described in Section 7.1, Pledgor shall immediately notify Pledgee in writing accordingly.

7.3 除非第7.1 部分下的违约事件在质权人向出质人发出要求其修正此违约行为通知后的二十（20）天之内已经按质权人要求获得救济，质权人在其后的任何时间，可向出质人发出书面违约通知，要求立即依据本合同第 8 条行使质权权利。

Unless an Event of Default set forth in this Section 7.1 has been successfully resolved to Pledgee's satisfaction within twenty (20) days after the Pledgee delivers a notice to the Pledgor requesting ratification of such Event of Default, Pledgee may issue a Notice of Default to Pledgor in writing at any time thereafter, demanding to immediately dispose of the Pledge in accordance with the provisions of Section 8 of this Agreement.

8.     质权的行使

EXERCISE OF PLEDGE

8.1 在控制协议所述的咨询服务费等费用未全部偿付前，未经质权人书面同意，出质人不得转让其拥有的丙方股权。

Prior to the full payment of the consulting and service fees described in the Control Agreements, without the Pledgee's written consent, Pledgor shall not assign the Equity Interest in Party C.

8.2            在质权人行使其质押权利时，质权人可以向出质人发出书面通知。

Pledgee may issue a written notice to Pledgor when exercising the Pledge.

8.3            受限于第7.3条的规定，质权人可在按第7.3条发出违约通知之后的任何时间里对质权行使处分的权利。质权人决定行使处分质权的权利时，出质人即不再拥有任何与股权有关的权利和利益。

Equity Interest Pledge Agreement

Subject to the provisions of Section 7.3, Pledgee may exercise the right to enforce the Pledge at any time after the issuance of the Notice of Default in accordance with Section 7.3. Once Pledgee elects to enforce the Pledge, Pledgor shall cease to be entitled to any rights or interests associated with the Equity Interest.

8.4   在违约时，根据中国有关法律的规定，质权人有权按照法定程序处置质押股权。在中国法律允许的范围内，对于处置的所得，质权人无需给付出质人；出质人特此放弃其可能有的能向质权人要求任何质押股权处置所得的权利。

In the event of default, Pledgee is entitled to dispose of the Equity Interest in accordance with applicable PRC laws. Only to the extent permitted under applicable PRC laws, Pledgee has no obligation to account to Pledgor for proceeds of disposition of the Equity Interest, and Pledgor hereby waives any rights it may have to demand any such accounting from Pledgee.

8.5   质权人依照本合同处分质权时，出质人和丙方应予以必要的协助，以使质权人实现其质权。

When Pledgee disposes of the Pledge in accordance with this Agreement, Pledgor and Party C shall provide necessary assistance to enable Pledgee to enforce the Pledge in accordance with this Agreement.

9.     转让

ASSIGNMENT

9.1   除非经质权人事先同意，出质人无权赠予或转让其在本合同项下的权利义务。出质人向质权人承诺其已作出一切适当安排及签订所有必要文件，以确保其继承人、监护人、配偶及其他第三方不会因其死亡、丧失法律行为能力、离婚或其他任何情况而对本协议的执行情况产生不利影响或阻碍协议执行。

Without Pledgee's prior written consent, Pledgor shall not have the right to assign or delegate its rights and obligations under this Agreement. Pledgor commits to Pledgee that all appropriate arrangements have been made and all necessary documents have been executed to ensure that none of their successors, guardians, spouses and other third parties will adversely impact or hinder the enforcement of this Agreement in the event of death, loss of legal capacity, divorce or any other situation of the Pledgor.

Equity Interest Pledge Agreement

9.2   本合同对出质人及其继任人和经许可的受让人均有约束力，并且对质权人及每一继任人和受让人有效。

This Agreement shall be binding on Pledgor and its successors and permitted assigns, and shall be valid with respect to Pledgee and each of its successors and assigns.

9.3    质权人可以在任何时候将其在控制协议项下的所有或任何权利和义务转让给其指定的人（自然人/法人），在这种情况下，受让人应享有和承担本合同项下质权人享有和承担的权利和义务，如同其作为原合同方应享有和承担的一样。质权人转让控制协议项下的权利和义务时，应质权人要求，出质人应就此转让签署有关协议和/或文件。

At any time, Pledgee may assign any and all of its rights and obligations under the Control Agreements to its designee(s) (natural/legal persons), in which case the assigns shall have the rights and obligations of Pledgee under this Agreement, as if it were the original party to this Agreement. When the Pledgee assigns the rights and obligations under the Control Agreements, upon Pledgee's request, Pledgor shall execute relevant agreements or other documents relating to such assignment.

9.4   因转让所导致的质权人变更后，应质权人要求，出质人应与新的质权人签订一份内容与本合同一致的新质押合同，并在相应的工商行政管理机关进行登记。

In the event of a change in Pledgee due to an assignment, Pledgor shall, at the request of Pledgee, execute a new pledge agreement with the new pledgee on the same terms and conditions as this Agreement, and register the same with the relevant AIC.

9.5   出质人应严格遵守本合同和各方单独或共同签署的其他有关合同的规定，包括独家购买权合同和对质权人的授权委托书，履行各合同项下的义务，并不得进行任何足以影响合同的有效性和可强制执行性的作为/不作为行为。除非根据质权人的书面指示，出质人不得行使其对质押股权还留存的权利。

Equity Interest Pledge Agreement

Pledgor shall strictly abide by the provisions of this Agreement and other contracts jointly or separately executed by the Parties hereto or any of them, including the Exclusive Option Agreement and the Power of Attorney granted to Pledgee, perform the obligations hereunder and thereunder, and refrain from any action/omission that may affect the effectiveness and enforceability thereof. Any remaining rights of Pledgor with respect to the Equity Interest pledged hereunder shall not be exercised by Pledgor except in accordance with the written instructions of Pledgee.

10.   终止

TERMINATION

在控制协议项下的咨询服务费等费用偿还完毕，并且丙方不再承担控制协议项下的任何义务之后，本合同终止，并且在尽早合理可行的时间内，质权人应解除本合同下的股权质押。

Upon the full payment of the consulting and service fees under the Control Agreements and upon termination of Party C's obligations under the Control Agreements, this Agreement shall be terminated, and Pledgee shall then terminate the equity pledge under this Agreement as soon as reasonably practicable.

11.  手续费及其他费用

HANDLING FEES AND OTHER EXPENSES

一切与本合同有关的费用及实际开支，其中包括但不限于法律费用、工本费、印花税以及任何其他税收、费用等全部由丙方承担。

All fees and out of pocket expenses relating to this Agreement, including but not limited to legal costs, costs of production, stamp tax and any other taxes and fees, shall be borne by Party C.

12.  保密责任

CONFIDENTIALITY

各方承认及确定有关本合同、本合同内容，以及彼此就准备或履行本合同而交换的任何口头或书面资料均被视为保密信息。各方应当对所有该等保密信息予以保密，而在未得到另一方书面同意前，不得向任何第三者披露任何保密信息，惟下列信息除外：(a)公众人士知悉或将会知悉的任何信息（惟并非由接受保密信息之一方擅自向公众披露）；(b)根据适用法律法规、股票交易规则、或政府部门或法院的命令而所需披露之任何信息；或(c)由任何一方就本合同所述交易而需向其股东、投资者、法律或财务顾问披露之信息，而该股东、法律或财务顾问亦需遵守与本条款相类似之保密责任。如任何一方工作人员或聘请机构的泄密均视为该方的泄密，需依本合同承担违约责任。无论本合同以任何理由终止，本条款仍然生效。

The Parties acknowledge that the existence and the terms of this Agreement and any oral or written information exchanged between the Parties in connection with the preparation and performance this Agreement are regarded as confidential information. Each Party shall maintain confidentiality of all such confidential information, and without obtaining the written consent of the other Party, it shall not disclose any relevant confidential information to any third parties, except for the information that: (a) is or will be in the public domain (other than through the receiving Party’s unauthorized disclosure); (b) is under the obligation to be disclosed pursuant to the applicable laws or regulations, rules of any stock exchange, or orders of the court or other government authorities; or (c) is required to be disclosed by any Party to its shareholders, investors, legal counsels or financial advisors regarding the transaction contemplated hereunder, provided that such shareholders, investors, legal counsels or financial advisors shall be bound by the confidentiality obligations similar to those set forth in this Section. Disclosure of any confidential information by the staff members or agencies hired by any Party shall be deemed disclosure of such confidential information by such Party, which Party shall be held liable for breach of this Agreement. This Section shall survive the termination of this Agreement for any reason.

Equity Interest Pledge Agreement

13.  适用法律和争议的解决

GOVERNING LAW AND RESOLUTION OF DISPUTES

13.1 本合同的订立、效力、解释、履行、修改和终止以及争议的解决均适用中国法律。

The execution, effectiveness, construction, performance, amendment and termination of this Agreement and the resolution of disputes hereunder shall be governed by the laws of China.

13.2 因解释和履行本协议而发生的任何争议，本协议双方应首先通过友好协商的方式加以解决。如果在一方向其他方发出要求协商解决的书面通知后 30 天之内争议仍然得不到解决，则任何一方均可将有关争议提交给中国国际经济贸易仲裁委员会，由该会按照其仲裁规则仲裁解决。仲裁应在北京进行，使用之语言为中文。仲裁裁决是终局性的，对各方均有约束力。在适当情况下，仲裁庭或仲裁员可根据争议解决条款和/或适用的中国法律，就中国经营实体股权或资产作出补救措施裁定，包括限制业务开展、限制或禁止转让或出售股权或资产或提出对中国经营实体进行清盘。此外，在组成仲裁庭期间，各方有权向位于（i）开曼群岛（即上市母公司注册成立地点）；（ii）有关中国经营实体注册成立地点（包括中国北京市）；及（iii）上市母公司或有关中国经营实体主要资产所在地具有管辖权的法院申请就相关中国经营实体的股权或资产授出临时性救济措施。

In the event of any dispute with respect to the construction and performance of this Agreement, the Parties shall first resolve the dispute through friendly negotiations. In the event the Parties fail to reach an agreement on the dispute within 30 days after either Party's request to the other Parties for resolution of the dispute through negotiations, either Party may submit the relevant dispute to the China International Economic And Trade Arbitration Commission Arbitration Commission for arbitration, in accordance with its Arbitration Rules. The arbitration shall be conducted in Beijing, and the language used in arbitration shall be Chinese. The arbitration award shall be final and binding on all Parties. The arbitrators shall be entitled to award remedies over the shares or assets of Party C, injunctive relief or order the winding up of Party C. In appropriate cases, pursuant to the dispute resolution provisions and /or PRC laws in force at that time, the arbitral tribunal or arbitrator may award remedies over the equity interests or assents of the PRC Operating Entities , including restrictions over the conduct of business, restrictions or prohibitions over transfer or disposal of the equity interests or assets or order the winding up of the PRC Operating Entities. In addition during the progress of arbitral tribunal setup, the parties shall have the right to apply to the courts of （i）the Cayman Islands(being the place of listed company ); （ii）the place of incorporation of the relevant PRC Operating Entities(i.e. Beijing, PRC); （iii）the place(s) where the listed company or the relevant PRC Operating Entity’s principal assets are located,which having jurisdiction, for interim remedies over the equity interests or assets of the relevant PRC Operating Entities.

Equity Interest Pledge Agreement

13.3 因解释和履行本合同而发生任何争议或任何争议正在进行仲裁时，除争议的事项外，本合同各方仍应继续行使各自在本合同项下的其他权利并履行各自在本合同项下的其他义务。

Upon the occurrence of any disputes arising from the construction and performance of this Agreement or during the pending arbitration of any dispute, except for the matters under dispute, the Parties to this Agreement shall continue to exercise their respective rights under this Agreement and perform their respective obligations under this Agreement.

14.  通知

NOTICES

14.1 本合同项下要求或发出的所有通知和其他通信应通过专人递送、挂号邮寄、邮资预付或商业快递服务或传真的方式发到该方下列地址。每一通知还应再以电子邮件送达。该等通知视为有效送达的日期按如下方式确定：

Equity Interest Pledge Agreement

All notices and other communications required or permitted to be given pursuant to this Agreement shall be delivered personally or sent by registered mail, postage prepaid, by a commercial courier service or by facsimile transmission to the address of such party set forth below. A confirmation copy of each notice shall also be sent by E-mail. The dates on which notices shall be deemed to have been effectively given shall be determined as follows:

14.1.1 通知如果是以专人递送、快递服务或挂号邮寄、邮资预付发出的，则以于设定为通知的地址在送达或拒收之日为有效送达日。

Notices given by personal delivery, by courier service or by registered mail, postage prepaid, shall be deemed effectively given on the date of delivery or refusal at the address specified for notices.

14.1.2 通知如果是以传真发出的，则以成功传送之日为有效送达日（应以自动生成的传送确认信息为证）。

Notices given by facsimile transmission shall be deemed effectively given on the date of successful transmission (as evidenced by an automatically generated confirmation of transmission).

14.2 为通知的目的，各方地址如下：

For the purpose of notices, the addresses of the Parties are as follows:

甲方：益盛鑫（广州）国际控股有限公司

Party A: Yishengxin (Guangzhou) International Holding Co., Ltd.

地址:      广州市南沙区南沙街海通街1号2713房B08

Address: B08, 2713 Building, No.1 Haitong Street, Nansha Street, Nansha District, Guangzhou

收件人：肖捷

Attn: Jie Xiao

电话：13535383338

Phone:      13535383338

邮箱：xiaojie@ysxnet.com

Email:      xiaojie@ysxnet.com

乙方：鹰潭市余江区艺博企业管理中心（有限合伙）

Equity Interest Pledge Agreement

Party B: Yingtan Yujiang Yibo Enterprise Management Center (Limited Partnership)

地址：江西省鹰潭市余江区工业园商会大厦1622号

Address: No. 1622, Chamber of Commerce Building, Yujiang Industrial Park, Yingtan City, Jiangxi Province

收件人：      曾茜

Attn: Xi Zeng

电话：13500028088

Phone:      13500028088

电子邮件：316133285@qq.com

E-mail:      316133285@qq.com

丙方：新疆益盛鑫网络科技有限公司

Party C：Xinjiang Yishengxin Network Technology Co., Ltd.

地址：新疆喀什地区喀什经济开发区深喀大道总部经济区川渝大厦4层405室

Address: Room 405, 4 / F, Chuanyu Building, Headquarters Economic Zone, Shenka Avenue, Kashgar Economic Development Zone, Kashgar Region, Xinjiang

收件人： 王兵

Attn:      Bing Wang

电话：15199310999

Phone:      15199310999

邮箱：      wangbing@ysxnet.com

Email:      wangbing@ysxnet.com

14.3 任何一方可按本条规定随时给其他各方发出通知来改变其接收通知的地址。

Any Party may at any time change its address for notices by a notice delivered to the other Parties in accordance with the terms hereof.

Equity Interest Pledge Agreement

15.  分割性

SEVERABILITY

如果本合同有任何一条或多条规定根据任何法律或法规在任何方面被裁定为无效、不合法或不可执行，本合同其余规定的有效性、合法性或可执行性不应因此在任何方面受到影响或损害。各方应通过诚意磋商，争取以法律许可以及各方期望的最大限度内有效的规定取代那些无效、不合法或不可执行的规定，而该等有效的规定所产生的经济效果应尽可能与那些无效、不合法或不能强制执行的规定所产生的经济效果相似。

In the event that one or several of the provisions of this Agreement are found to be invalid, illegal or unenforceable in any aspect in accordance with any laws or regulations, the validity, legality or enforceability of the remaining provisions of this Agreement shall not be affected or compromised in any respect. The Parties shall strive in good faith to replace such invalid, illegal or unenforceable provisions with effective provisions that accomplish to the greatest extent permitted by law and the intentions of the Parties, and the economic effect of such effective provisions shall be as close as possible to the economic effect of those invalid, illegal or unenforceable provisions.

16.  附件

ATTACHMENTS

本合同所列附件，为本合同不可分割的组成部分。

The attachments set forth herein shall be an integral part of this Agreement.

17.  生效

EFFECTIVENESS

17.1     本合同经各方适当签署时生效。

This Agreement shall become effective when the Parties have duly executed this Agreement.

17.2     本合同的任何修改、补充或变更，均须采用书面形式，经各方签字或盖章并按规定办理政府登记（如需）后生效。

Equity Interest Pledge Agreement

Any amendments, changes and supplements to this Agreement shall be in writing and shall become effective upon completion of the governmental filing procedures (if applicable) after the affixation of the signatures or seals of the Parties.

17.3     自本合同协议生效后， 如果中国任何政府机构对中国任何法律、法规、法令或规定的条款作出修改，包括对现行法律、法规、法令或规定作出修正、补充或废止，或对现行法律、法规、法令或规定引用不同的解释或不同的实施办法(各称为“修改”)，或颁布新的法律、法规、法令或规定(各称为“新规定”)，或任何政府机构提出对本合同的履行可能造成影响的要求或意见时，应适用如下：

After this Agreement becomes effective, if any PRC governmental authority makes any change to any PRC laws, regulations, orders or rules, including making amendment, supplements or abolishment to any existing laws, regulations, orders or rules or employing additional interpretations, implementation (each a “Change”) or issuing new laws, regulations, orders or rules (each a “New Rule”), or if any governmental authority raises any requirement or comments that may affect the enforcement of this Agreement, parties shall:

(a)   如果修改或新规定比截止本合同生效之日有效的有关法律、法规、法令或规定对甲方更为有利，则各方应及时向有关机构(如需要)申请获取这些修改或新规定的利益。各方应尽其最大努力促使该申请获得批准。

If the Change or the New Rule is more favorable to Party A than the laws, regulations, orders or rules effective as of the date of this Agreement, Parties shall timely apply to relevant government authority for such benefits (if needed). Parties shall use their best effort to procure the approval of the application.

(b)   如果由于修改或新规定，甲方在本合同项下的利益直接或间接地受到严重和不利的影响，经甲方通知乙方或丙方后，各方应基于诚实信用原则及时协商，对本合同的条款或履行方式作出一切必要的修改和调整，以尽最大可能实现各方在本合同项下的原有商业意图并维护甲方在本合同中的利益。

If any of Party A’s interest under this Agreement is materially and adversely affected by the Change or the New Rule, upon notice by Party A to Party B or Party C, Parties shall consult with each other based on good faith and make any necessary amendment and adjustment so as to realize the business intents as contemplated by this Agreement and maintain the interest of Party A to the extent possible.

Equity Interest Pledge Agreement

(c)   如果由于任何政府机构提出的要求可能对本合同根据本合同的条款和条件予以履行产生实质不利影响，乙方及丙方应尽最大合理努力与相关政府机关予以沟通，以争取本合同能以其原本的条款条件予以履行，甲方应就该等沟通予以必要的协助。如果无法通过沟通， 各方应基于诚实信用原则及时协商，对本合同的条款或履行方式作出一切必要的修改和合理的调整，以尽最大可能实现各方在本合同项下的原有商业意图并维护甲方在本合同中的利益。

If the requirement by any government authority will have material adverse impact on the performance of this Agreement according to the terms and conditions contained herein, Party B or Party C shall use its best effort to communicate with relevant government authority to effect the performance of this Agreement according to its original terms and conditions and Party A shall provide necessary assistant to such communication. If the issues cannot be settled through communication, Parties shall consult with each other based on good faith and make any necessary amendment and adjustment so as to realize the business intents as contemplated by this Agreement and maintain the interest of Party A to the extent possible.

17.4     本合同以中文和英文书就，一式三份，质权人、出质人和丙方各持一份， 具有同等效力；中英文版本如有冲突，应以中文版为准。

This Agreement is written in Chinese and English in three copies. Pledgor, Pledgee and Party C shall hold one copy respectively. Each copy of this Agreement shall have equal validity. In the event of any conflict between the Chinese version and the English version, the Chinese version shall prevail.

本页其余部分刻意留为空白

The Remainder of this page is intentionally left blank

有鉴于此，各方已使得经其授权的代表与文首所述日期签署了本股权质押合同并即生效，以昭信守。

Equity Interest Pledge Agreement

IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Equity Interest Pledge Agreement as of the date first above written.

甲方： 益盛鑫（广州）国际控股有限公司

Party A: Yishengxin (Guangzhou) International Holding Co., Ltd.

签字：	/s/ 肖捷

By：	/s/ XIAO JIE

姓名：	肖捷

Name:	Jie Xiao

职务：	法定代表人

Title：	Legal Representative

乙方：	鹰潭市余江区艺博企业管理中心（有限合伙）

Party B: Yingtan Yujiang Yibo Enterprise Management Center (Limited Partnership)

签字：	/s/ 曾茜

By：	/s/ ZENG XI

姓名：	曾茜

Name:	Xi Zeng

职务：	执行事务合伙人

Title：	Executive Partner

丙方：新疆益盛鑫网络科技有限公司

Party C：Xinjiang Yishengxin Network Technology Co., Ltd.

签字：	/s/ 肖捷

By：	/s/ XIAO JIE

姓名：	肖捷

Name：	Jie Xiao

职务：	法定代表人

Title：	Legal Representative

Equity Interest Pledge Agreement

附件：

Attachments:

1.     丙方股东名册；

Shareholders' register of Party C;

2.     丙方的出资证明书；

The Capital Contribution Certificate for Party C;

Equity Interest Pledge Agreement

新疆益盛鑫网络科技有限公司股东登记名册

Shareholder’s Register of

Xinjiang Yishengxin Network Technology Co., Ltd.

名称 Name	证件号码 Unified social credit code	出资额 Capital Contribution	出资比例 Percentage of Contribution	出资证明书编号 Capital Contribution Certificate No.	地址 Address	股权质押情况 Number of Pledged Shares
肖捷	440105197004291214	人民币1474万元	70.7882%	001	广州市海珠区鹤洲直街1号904房	肖捷拥有新疆益盛鑫网络科技有限公司70.7882%的股权，此70.7882%的股权已经全部质押给益盛鑫（广州）国际控股有限公司。
鹰潭市余江区艺博企业管理中心（有限合伙）	93160622MA3693E71M	人民币400万元	19.2098%	002	江西省鹰潭市余江区工业园商会大厦1622号	鹰潭市余江区艺博企业管理中心（有限合伙）拥有新疆益盛鑫网络科技有限公司19.2098%的股权，此19.2098%的股权已经全部质押给益盛鑫（广州）国际控股有限公司。
利士福（广州）企业管理咨询合伙企业（有限合伙）	91440113MABQREG08E	人民币100万元	4.8025%	003	广州市番禺区石基镇市莲路石基村段55号楼三楼A3037	利士福（广州）企业管咨询合伙企业（有限合伙）拥有新疆益盛鑫网络科技有限公司4.8025%的股权，此4.8025%的股权已经全部质押给益盛鑫（广州）国际控股有限公司。
利是高（广州）企业管理咨询合伙企业（有限合伙）	91440113MABQB3391C	人民币62.0654万元	2.9807%	004	广州市番禺区石基镇市莲路石基村段55号楼三楼A3035	利是高（广州）企业管咨询合伙企业（有限合伙）拥有新疆益盛鑫网络科技有限公司2.9807%的股权，此2.9807%的股权已经全部质押给益盛鑫（广州）国际控股有限公司。
喀什宏海锐企业管理咨询合伙企业（有限合伙）	91653101MA77KKJ78C	人民币46.2021万元	2.2188%	005	新疆喀什地区喀什经济开发区深喀大道总部级经济区川渝大厦7层912室	喀什宏海锐企业管理咨询合伙企业（有限合伙）拥有新疆益盛鑫网络科技有限公司2.2188%的股权，此2.2188%的股权已经全部质押给益盛鑫（广州）国际控股有限公司。

Equity Interest Pledge Agreement

益盛鑫（广州）国际控股有限公司拥有新疆益盛鑫网络科技有限公司总计100%股权的质押。

It is certified that a total of 100% of the equity interests of Xinjiang Yishengxin Network Technology Co., Ltd. has been pledged to Yishengxin (Guangzhou) International Holding Co., Ltd. by the shareholder.

新疆益盛鑫网络科技有限公司

Xinjiang Yishengxin Network Technology Co., Ltd.

签署/By： /s/ 肖捷 XIAO JIE

姓名/ Name：肖捷/Jie Xiao

职务/ Title：法定代表人/Legal Representative

日期：【2022.12.31】

Date：【31/12/2022】

Equity Interest Pledge Agreement

新疆益盛鑫网络科技有限公司出资证明书

（编号：002）

Capital Contribution Certificate of

Xinjiang Yishengxin Network Technology Co., Ltd.

（NO.002）

公司名称： 新疆益盛鑫网络科技有限公司

Name of the Company：Xinjiang Yishengxin Network Technology Co., Ltd.

公司成立日期：2015年7月16日

Establishment Date of the Company：July 16，2015

公司注册资本：人民币2082.2675万元

Register Capital of the Company：RMB20,822,675

股东名称：鹰潭市余江区艺博企业管理中心（有限合伙）

Name of the Shareholder：Yingtan Yujiang Yibo Enterprise Management Center (Limited Partnership)

证件号码：93160622MA3693E71M

Unified social credit code：93160622MA3693E71M

股东缴纳的出资额：人民币400万元

Amount of the Capital Contributed by the Shareholder：RMB4,000,000

股东缴纳出资的日期： 2017年12月15日（40万）、2017年12月18日（260万、100万）

Contribution Date：2017-12-15、2017-12-18

特此证明鹰潭市余江区艺博企业管理中心（有限合伙）已经出资人民币400万元（RMB4,000,000），拥有新疆益盛鑫网络科技有限公司19.2098%的股权，此19.2098%的股权已经全部质押给益盛鑫（广州）国际控股有限公司。

It is hereby certified that Yingtan Yujiang Yibo Enterprise Management Center (Limited Partnership) has contributed RMB4,000,000 to hold 19.2098% of the equity interest of Xinjiang Yishengxin Network Technology Co., Ltd., and such 19.2098% equity interest has been pledged to Yishengxin (Guangzhou) International Holding Co., Ltd.

Equity Interest Pledge Agreement

新疆益盛鑫网络科技有限公司

Xinjiang Yishengxin Network Technology Co., Ltd.

签署/By： /s/ 肖捷 XIAO JIE

姓名/ Name：肖捷/Jie Xiao

职务/ Title：法定代表人/Legal Representative

日期：【2022.12.31】

Date：【31/12/2022】

Equity Interest Pledge Agreement

股权质押合同

EQUITY INTEREST PLEDGE AGREEMENT

本股权质押合同 （下称“本合同”）由下列各方于2022年12月31日在中华人民共和国（下称“中国”）广州市签订：

This Equity Interest Pledge Agreement (this "Agreement") has been executed by and among the following parties on December 31, 2022, in Guangzhou, the People’s Republic of China (“China” or the “PRC”):

甲方（质权人）：      益盛鑫（广州）国际控股有限公司

Party A (Pledgee): Yishengxin (Guangzhou) International Holding Co., Ltd.

地址：      广州市南沙区南沙街海通街1号2713房B08

Address: B08, 2713 Building, No.1 Haitong Street, Nansha Street, Nansha District, Guangzhou

乙方（出质人）：喀什宏海锐企业管理咨询合伙企业（有限合伙）

Party B(Pledgor): Kashgar Honghairui Enterprise Management Consulting Partnership (limited partnership)

地址：新疆喀什地区喀什经济开发区深喀大道总部经济区川渝大厦7层912室

Address: Room 912, 7 / F, Chuanyu Building, Headquarters Economic Zone, Shenka Avenue, Kashgar Economic Development Zone, Kashgar Region, Xinjiang

丙方：新疆益盛鑫网络科技有限公司

Party C: Xinjiang Yishengxin Network Technology Co., Ltd.

地址：新疆喀什地区喀什经济开发区深喀大道总部经济区川渝大厦4层405室

Address: Room 405, 4 / F, Chuanyu Building, Headquarters Economic Zone, Shenka Avenue, Kashgar Economic Development Zone, Kashgar Region, Xinjiang

Equity Interest Pledge Agreement

在本合同中，质权人、出质人和丙方以下各称“一方”，合称“各方”。

In this Agreement, Pledgee, Pledgor and Party C shall be referred to individually as a "Party", and collectively as the "Parties".

鉴于：

WHEREAS:

1.    出质人是一家在中国注册的有限合伙企业，其拥有丙方2.2188%的股权。丙方是一家在中国注册成立的有限责任公司。丙方在此确认出质人和质权人在本合同下的权利和义务并提供必要的协助以登记该质权；

Pledgor is a limited partnership registered in China and holds 2.2188% of the equity interest in Party C. Party C is a limited liability company registered in China, engaging in internet technology research and development, computer software research, development and design and other businesses. Party C acknowledges the respective rights and obligations of Pledgor and Pledgee under this agreement and intends to provide all necessary assistance in registering the pledge.

2.     质权人是一家在中国注册的外商独资企业。质权人与出质人所拥有的丙方签订了独家业务合作及服务协议等一系列旨在形成质权人控制丙方的协议（“控制协议”）；

Pledgee is a wholly foreign-owned enterprise registered in China. Pledgee and Party C owned by Pledgor have executed an Exclusive Business Cooperation and Service Agreement and a series of other control agreements (the “Control Agreements”) the purpose of which is to control Party C;

3.     为了保证丙方履行控制协议，按照约定向质权人支付咨询和服务费等到期款项，出质人以其在丙方中拥有的全部股权向质权人做出质押担保。

To ensure that Party C will fully perform its obligations under the Control Agreements and pay the consulting and service fees thereunder to the Pledgee when the same becomes due, Pledgor hereby pledges to the Pledgee all of the equity interest he holds in Party C as security for payment of the consulting and service fees by Party C under the Control Agreements.

Equity Interest Pledge Agreement

为此，各方商定按照以下条款签订本合同。

The Parties have mutually agreed to execute this Agreement upon the following terms.

1.    定义

DEFINITIONS

除非本合同另有规定，下列词语含义为：

Unless otherwise provided herein, the terms below shall have the following meanings:

1.1   质权：指出质人根据本合同第2条给予质权人的担保物权，即指质权人所享有的，以出质人质押给质权人的股权折价或拍卖、变卖该股权的价款优先受偿的权利。

Pledge: shall refer to the security interest granted by Pledgor to Pledgee pursuant to Section 2 of this Agreement, i.e., the right of Pledgee to be compensated on a preferential basis with the conversion, auction or sales price of the Equity Interest.

1.2   股权：指出质人现在和将来合法持有的其在丙方的全部股权权益。

Equity Interest: shall refer to all of the equity interest lawfully now held and hereafter acquired by Pledgor in Party C.

1.3   质押期限：指本合同第 3 条规定的期间。

Term of Pledge: shall refer to the term set forth in Section 3 of this Agreement.

1.4   控制协议：指丙方与质权人于本合同签署日签订的独家业务合作及服务协议等一系列控制性协议。

Control Agreements: shall refer to the Exclusive Business Cooperation and Service Agreements and other relevant control agreements executed by and between Party C and Pledgee as of the date hereof.

Equity Interest Pledge Agreement

1.5   违约事件：指本合同第7条所列任何情况。

Event of Default: shall refer to any of the circumstances set forth in Section 7 of this Agreement.

1.6   违约通知：指质权人根据本合同发出的宣布违约事件的通知。

Notice of Default: shall refer to the notice issued by Pledgee in accordance with this Agreement declaring an Event of Default.

2.     质权

THE PLEDGE

作为丙方按时和全额支付控制协议项下质权人应得的任何或全部的款项包括但不限于控制协议中规定的咨询和服务费（无论该等费用的到期应付是由于到期日的到来、提前收款的要求或其它原因）的担保，出质人特此将其现有或将拥有的丙方的全部股权权益质押给质权人。

As collateral security for the timely and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of any or all of the payments due by Party C including without limitation the consulting and services fees payable to the Pledgee under the Control Agreements, Pledgor hereby pledges to Pledgee a first security interest in all of Pledgor's right, title and interest, whether now owned or hereafter acquired by Pledgor, in the Equity Interest of Party C.

在质权人事先书面同意的情况下，出质人方可对丙方增资。出质人因对公司增资而在公司注册资本中增加的出资额亦属于股权。

Pledgor may subscribe for capital increase in Party C only with prior written consent of Pledgee. Any equity interest obtained by Pledgor as a result of Pledgor’s subscription of the increased registered capital of the Company shall also be deemed as Equity Interest.

Equity Interest Pledge Agreement

3.    质押期限

TERM OF PLEDGE

3.1   本质权自本合同项下的股权出质在相应的工商行政管理机关登记之日起生效，质权有效期持续到出质人不再担任丙方的股东为止。各方同意，自本合同签署之日起3个工作日内，出质人和丙方应将本合同的质权登记在丙方股东名册上，并自本合同签署之日起30个工作日内向相应的工商行政管理机关申请登记本合同项下的质权。各方共同确认，为办理股权质押工商登记手续，各方及丙方其他股东应将本合同或者一份按照丙方所在地工商行政管理部门要求的形式签署的、真实反映本合同项下质权信息的股权质押合同（“工商登记质押合同”）提交给工商行政管理机关，工商登记质押合同中未约定事项，仍以本合同约定为准。出质人和丙方应当按照中国法律法规和有关工商行政管理机关的各项要求，提交所有必要的文件并办理所有必要手续，保证质权在递交申请后尽快获得登记。

The Pledge shall become effective on such date when the pledge of the Equity Interest contemplated herein has been registered with relevant administration for industry and commerce (the “AIC”). The Pledge shall be continuously valid until the Pledgor is no longer a shareholder of Party C. The parties agree that Pledgor and Party C shall register the Pledge in the shareholders' register of Party C within three (3) working days following the execution of this Agreement and submit an application to the AIC for the registration of the Pledge of the Equity Interest contemplated herein within 30 working days following the execution of this Agreement. The parties covenant that for the purpose of registration of the Pledge, the parties hereto and all other shareholders of Party C shall submit to the AIC this Agreement or an equity interest pledge contract in the form required by the AIC at the location of Party C which shall truly reflect the information of the Pledge hereunder (the “AIC Pledge Contract”). For matters not specified in the AIC Pledge Contract, the parties shall be bound by the provisions of this Agreement. Pledgor and Party C shall submit all necessary documents and complete all necessary procedures, as required by the PRC laws and regulations and the relevant AIC, to ensure that the Pledge of the Equity Interest shall be registered with the AIC as soon as possible after submission for filing.

Equity Interest Pledge Agreement

3.2   质押期限内，如丙方未按控制协议交付咨询服务费等费用，质权人有权但无义务按本合同的规定处分质权。

During the Term of Pledge, in the event that Party C fails to pay the consulting or service fees in accordance with the Control Agreements, Pledgee shall have the right, but not the obligation, to dispose of the Pledge in accordance with the provisions of this Agreement.

4.    质权凭证的保管

CUSTODY OF RECORDS FOR EQUITY INTEREST SUBJECT TO PLEDGE

4.1   在本合同规定的质押期限内，出质人应将其在丙方的股权出资证明书及记载质权的股东名册交付质权人保管。出质人应在本合同签订之日起一周内将上述股权出资证明书及股东名册交付给质权人。质权人将在本合同规定的全部质押期间一直保管这些项目。

During the Term of Pledge set forth in this Agreement, Pledgor shall deliver to Pledgee's custody the capital contribution certificate for the Equity Interest and the shareholders' register containing the Pledge within one week from the execution of this Agreement. Pledgee shall have custody of such items during the entire Term of Pledge set forth in this Agreement.

4.2  在质押期限内，质权人有权收取股权所产生的红利。

Pledgee shall have the right to collect dividends generated by the Equity Interest during the Term of Pledge.

5.    出质人的声明和保证

REPRESENTATIONS AND WARRANTIES OF PLEDGOR

5.1   出质人是股权唯一的合法所有人。

Pledgor is the sole legal and beneficial owner of the Equity Interest.

Equity Interest Pledge Agreement

5.2   质权人有权以本合同规定的方式处分并转让股权。

Pledgee shall have the right to dispose of and transfer the Equity Interest in accordance with the provisions set forth in this Agreement.

5.3   除本质权之外，出质人未在股权上设置任何其他质押权利或其他担保权益。

Except for the Pledge, Pledgor has not placed any security interest or other encumbrance on the Equity Interest.

6.    出质人的承诺和确认

COVENANTS AND CONFIRMATION OF PLEDGOR

6.1   在本合同存续期间，出质人向质权人承诺，出质人将：

Pledgor hereby covenants to the Pledgee, that during the term of this Agreement, Pledgor shall:

6.1.1     除履行由出质人与质权人、丙方于本合同签署日签订的《股权处分及独家购买权合同》（“独家购买权合同”）外，未经质权人事先书面同意，不得转让股权，不得在股权上设立或允许存在任何担保或其他债务负担；

not transfer the Equity Interest, place or permit the existence of any security interest or other encumbrance on the Equity Interest, without the prior written consent of Pledgee, except for the performance of the Share Disposal and Exclusive Option Agreement (the “Exclusive Option Agreement”) executed by Pledgor, the Pledgee and Party C on the execution date of this Agreement;

6.1.2     遵守并执行所有有关权利质押的法律、法规的规定，在收到有关主管机关就质权发出或制定的通知、指令或建议时，于五日内向质权人出示上述通知、指令或建议，同时遵守上述通知、指令或建议，或按照质权人的合理要求或经质权人同意就上述事宜提出反对意见和陈述；

comply with the provisions of all laws and regulations applicable to the pledge of rights, and within 5 days of receipt of any notice, order or recommendation issued or prepared by relevant competent authorities regarding the Pledge, shall present the aforementioned notice, order or recommendation to Pledgee, and shall comply with the aforementioned notice, order or recommendation or submit objections and representations with respect to the aforementioned matters upon Pledgee's reasonable request or upon consent of Pledgee;

Equity Interest Pledge Agreement

6.1.3    将任何可能导致对出质人股权或其任何部分的权利产生影响的事件或收到的通知，以及可能改变出质人在本合同中的任何保证、义务或对出质人履行其在本合同中义务可能产生影响的任何事件或收到的通知及时通知质权人。

promptly notify Pledgee of any event or notice received by Pledgor that may have an impact on Pledgee's rights to the Equity Interest or any portion thereof, as well as any event or notice received by Pledgor that may have an impact on any guarantees and other obligations of Pledgor arising out of this Agreement.

6.2   出质人同意，质权人按本合同条款取得的对质权享有的权利，不应受到出质人或出质人的继承人或出质人之委托人或任何其他人通过法律程序的中断或妨害。

Pledgor agrees that the rights acquired by Pledgee in accordance with this Agreement with respect to the Pledge shall not be interrupted or harmed by Pledgor or any heirs or representatives of Pledgor or any other persons through any legal proceedings.

6.3  出质人向质权人保证，为保护或完善本合同对偿付控制协议项下咨询服务费等费用的担保，出质人将诚实签署、并促使其他与质权有利害关系的当事人签署质权人所要求的所有的权利证书、契约和/或履行并促使其他有利害关系的当事人履行质权人所要求的行为，并为本合同赋予质权人之权利、授权的行使提供便利，与质权人或其指定的人(自然人/法人)签署所有的有关股权所有权的文件，并在合理期间内向质权人提供其认为需要的所有的有关质权的通知、命令及决定。

To protect or perfect the security interest granted by this Agreement for payment of the consulting and service fees under the Control Agreements, Pledgor hereby undertakes to execute in good faith and to cause other parties who have an interest in the Pledge to execute all certificates, agreements, deeds and/or covenants required by Pledgee. Pledgor also undertakes to perform and to cause other parties who have an interest in the Pledge to perform actions required by Pledgee, to facilitate the exercise by Pledgee of its rights and authority granted thereto by this Agreement, and to enter into all relevant documents regarding ownership of Equity Interest with Pledgee or designee(s) of Pledgee (natural persons/legal persons). Pledgor undertakes to provide Pledgee within a reasonable time with all notices, orders and decisions regarding the Pledge that are required by Pledgee.

Equity Interest Pledge Agreement

6.4   出质人向质权人保证，出质人将遵守、履行本合同项下所有的保证、承诺、协议、陈述及条件。如出质人不履行或不完全履行其保证、承诺、协议、陈述及条件，出质人应赔偿质权人由此遭受的一切损失。

Pledgor hereby undertakes to comply with and perform all guarantees, promises, agreements, representations and conditions under this Agreement. In the event of failure or partial performance of its guarantees, promises, agreements, representations and conditions, Pledgor shall indemnify Pledgee for all losses resulting therefrom.

6.5   未经事先书面通知质权人并获得其事先书面同意，出质人不得将股权转让，出质人的所有拟转让股权的行为无效。出质人转让股权所得价款应首先用于提前向质权人清偿担保债务或向与质权人约定的第三人提存。

Without notifying Pledgee in advance and obtaining Pledgee’s prior written consent, Pledgor shall not transfer the Equity Interest and any proposed transfer of the Equity Interest of Pledgor shall be invalid. Any payment received by Pledgor for transfer of the Equity Interest shall be firstly used to repay the secured obligations to Pledgee or be placed in escrow with a third party as agreed with Pledgee.

7.    违约事件

EVENT OF DEFAULT

7.1  下列事项均被视为违约事件：

The following circumstances shall be deemed Event of Default:

7.1.1     丙方未能按期、完整履行控制协议项下任何责任，包括但不限于丙方未能按期足额支付控制协议项下的应付的咨询服务费等费用或有违反该协议其他义务的行为；

Equity Interest Pledge Agreement

Party C fails to fully and timely fulfill any liabilities under the Control Agreements, including without limitation failure to pay in full any of the consulting and service fees payable under the Control Agreements or breaches any other obligations of Party C thereunder;

7.1.2     出质人或丙方实质违反本合同的任何条款；

Pledgor or Party C has committed a material breach of any provisions of this Agreement;

7.1.3     除履行独家购买权合同外，出质人舍弃出质的股权或未获得质权人书面同意而擅自转让或意图转让出质的股权；

Except for the performance of the Exclusive Option Agreement, Pledgor transfers or purports to transfer or abandons the Equity Interest pledged or assigns the Equity Interest pledged without the written consent of Pledgee;

7.1.4     丙方的继承人或代管人只能履行部分或拒绝履行控制协议项下的支付责任；

The successor or custodian of Party C is capable of only partially perform or refuses to perform the payment obligations under the Control Agreements.

7.1.5     出质人因其所拥有的财产出现不利变化，致使质权人认为出质人履行本合同项下的义务的能力已受到影响；

The occurrence of any adverse change to the assets or property of the Pledgor, which in Pledgee’s determination, may impact the ability of the Pledgor to perform its obligations hereunder.

7.1.6     按有关法律规定质权人不能或可能不能行使处分质权的其他情况。

The occurrence of any other circumstances under which the Pledgee is not or may not able to exercise its rights hereunder in accordance with the applicable law.

Equity Interest Pledge Agreement

7.2   如知道或发现本第7.1 条所述的任何事项或可能导致上述事项的事件已经发生，出质人应立即以书面形式通知质权人。

Upon notice or discovery of the occurrence of any circumstances or event that may lead to the aforementioned circumstances described in Section 7.1, Pledgor shall immediately notify Pledgee in writing accordingly.

7.3 除非第7.1 部分下的违约事件在质权人向出质人发出要求其修正此违约行为通知后的二十（20）天之内已经按质权人要求获得救济，质权人在其后的任何时间，可向出质人发出书面违约通知，要求立即依据本合同第 8 条行使质权权利。

Unless an Event of Default set forth in this Section 7.1 has been successfully resolved to Pledgee's satisfaction within twenty (20) days after the Pledgee delivers a notice to the Pledgor requesting ratification of such Event of Default, Pledgee may issue a Notice of Default to Pledgor in writing at any time thereafter, demanding to immediately dispose of the Pledge in accordance with the provisions of Section 8 of this Agreement.

8.    质权的行使

EXERCISE OF PLEDGE

8.1  在控制协议所述的咨询服务费等费用未全部偿付前，未经质权人书面同意，出质人不得转让其拥有的丙方股权。

Prior to the full payment of the consulting and service fees described in the Control Agreements, without the Pledgee's written consent, Pledgor shall not assign the Equity Interest in Party C.

8.2  在质权人行使其质押权利时，质权人可以向出质人发出书面通知。

Pledgee may issue a written notice to Pledgor when exercising the Pledge.

Equity Interest Pledge Agreement

8.3   受限于第7.3条的规定，质权人可在按第7.3条发出违约通知之后的任何时间里对质权行使处分的权利。质权人决定行使处分质权的权利时，出质人即不再拥有任何与股权有关的权利和利益。

Subject to the provisions of Section 7.3, Pledgee may exercise the right to enforce the Pledge at any time after the issuance of the Notice of Default in accordance with Section 7.3. Once Pledgee elects to enforce the Pledge, Pledgor shall cease to be entitled to any rights or interests associated with the Equity Interest.

8.4  在违约时，根据中国有关法律的规定，质权人有权按照法定程序处置质押股权。在中国法律允许的范围内，对于处置的所得，质权人无需给付出质人；出质人特此放弃其可能有的能向质权人要求任何质押股权处置所得的权利。

In the event of default, Pledgee is entitled to dispose of the Equity Interest in accordance with applicable PRC laws. Only to the extent permitted under applicable PRC laws, Pledgee has no obligation to account to Pledgor for proceeds of disposition of the Equity Interest, and Pledgor hereby waives any rights it may have to demand any such accounting from Pledgee.

8.5   质权人依照本合同处分质权时，出质人和丙方应予以必要的协助，以使质权人实现其质权。

When Pledgee disposes of the Pledge in accordance with this Agreement, Pledgor and Party C shall provide necessary assistance to enable Pledgee to enforce the Pledge in accordance with this Agreement.

9.    转让

ASSIGNMENT

9.1   除非经质权人事先同意，出质人无权赠予或转让其在本合同项下的权利义务。出质人向质权人承诺其已作出一切适当安排及签订所有必要文件，以确保其继承人、监护人、配偶及其他第三方不会因其死亡、丧失法律行为能力、离婚或其他任何情况而对本协议的执行情况产生不利影响或阻碍协议执行。

Without Pledgee's prior written consent, Pledgor shall not have the right to assign or delegate its rights and obligations under this Agreement. Pledgor commits to Pledgee that all appropriate arrangements have been made and all necessary documents have been executed to ensure that none of their successors, guardians, spouses and other third parties will adversely impact or hinder the enforcement of this Agreement in the event of death, loss of legal capacity, divorce or any other situation of the Pledgor.

Equity Interest Pledge Agreement

9.2   本合同对出质人及其继任人和经许可的受让人均有约束力，并且对质权人及每一继任人和受让人有效。

This Agreement shall be binding on Pledgor and its successors and permitted assigns, and shall be valid with respect to Pledgee and each of its successors and assigns.

9.3  质权人可以在任何时候将其在控制协议项下的所有或任何权利和义务转让给其指定的人（自然人/法人），在这种情况下，受让人应享有和承担本合同项下质权人享有和承担的权利和义务，如同其作为原合同方应享有和承担的一样。质权人转让控制协议项下的权利和义务时，应质权人要求，出质人应就此转让签署有关协议和/或文件。

At any time, Pledgee may assign any and all of its rights and obligations under the Control Agreements to its designee(s) (natural/legal persons), in which case the assigns shall have the rights and obligations of Pledgee under this Agreement, as if it were the original party to this Agreement. When the Pledgee assigns the rights and obligations under the Control Agreements, upon Pledgee's request, Pledgor shall execute relevant agreements or other documents relating to such assignment.

9.4   因转让所导致的质权人变更后，应质权人要求，出质人应与新的质权人签订一份内容与本合同一致的新质押合同，并在相应的工商行政管理机关进行登记。

In the event of a change in Pledgee due to an assignment, Pledgor shall, at the request of Pledgee, execute a new pledge agreement with the new pledgee on the same terms and conditions as this Agreement, and register the same with the relevant AIC.

9.5   出质人应严格遵守本合同和各方单独或共同签署的其他有关合同的规定，包括独家购买权合同和对质权人的授权委托书，履行各合同项下的义务，并不得进行任何足以影响合同的有效性和可强制执行性的作为/不作为行为。除非根据质权人的书面指示，出质人不得行使其对质押股权还留存的权利。

Equity Interest Pledge Agreement

Pledgor shall strictly abide by the provisions of this Agreement and other contracts jointly or separately executed by the Parties hereto or any of them, including the Exclusive Option Agreement and the Power of Attorney granted to Pledgee, perform the obligations hereunder and thereunder, and refrain from any action/omission that may affect the effectiveness and enforceability thereof. Any remaining rights of Pledgor with respect to the Equity Interest pledged hereunder shall not be exercised by Pledgor except in accordance with the written instructions of Pledgee.

10.  终止

TERMINATION

在控制协议项下的咨询服务费等费用偿还完毕，并且丙方不再承担控制协议项下的任何义务之后，本合同终止，并且在尽早合理可行的时间内，质权人应解除本合同下的股权质押。

Upon the full payment of the consulting and service fees under the Control Agreements and upon termination of Party C's obligations under the Control Agreements, this Agreement shall be terminated, and Pledgee shall then terminate the equity pledge under this Agreement as soon as reasonably practicable.

11.  手续费及其他费用

HANDLING FEES AND OTHER EXPENSES

一切与本合同有关的费用及实际开支，其中包括但不限于法律费用、工本费、印花税以及任何其他税收、费用等全部由丙方承担。

All fees and out of pocket expenses relating to this Agreement, including but not limited to legal costs, costs of production, stamp tax and any other taxes and fees, shall be borne by Party C.

12.  保密责任

CONFIDENTIALITY

各方承认及确定有关本合同、本合同内容，以及彼此就准备或履行本合同而交换的任何口头或书面资料均被视为保密信息。各方应当对所有该等保密信息予以保密，而在未得到另一方书面同意前，不得向任何第三者披露任何保密信息，惟下列信息除外：(a)公众人士知悉或将会知悉的任何信息（惟并非由接受保密信息之一方擅自向公众披露）；(b)根据适用法律法规、股票交易规则、或政府部门或法院的命令而所需披露之任何信息；或(c)由任何一方就本合同所述交易而需向其股东、投资者、法律或财务顾问披露之信息，而该股东、法律或财务顾问亦需遵守与本条款相类似之保密责任。如任何一方工作人员或聘请机构的泄密均视为该方的泄密，需依本合同承担违约责任。无论本合同以任何理由终止，本条款仍然生效。

The Parties acknowledge that the existence and the terms of this Agreement and any oral or written information exchanged between the Parties in connection with the preparation and performance this Agreement are regarded as confidential information. Each Party shall maintain confidentiality of all such confidential information, and without obtaining the written consent of the other Party, it shall not disclose any relevant confidential information to any third parties, except for the information that: (a) is or will be in the public domain (other than through the receiving Party’s unauthorized disclosure); (b) is under the obligation to be disclosed pursuant to the applicable laws or regulations, rules of any stock exchange, or orders of the court or other government authorities; or (c) is required to be disclosed by any Party to its shareholders, investors, legal counsels or financial advisors regarding the transaction contemplated hereunder, provided that such shareholders, investors, legal counsels or financial advisors shall be bound by the confidentiality obligations similar to those set forth in this Section. Disclosure of any confidential information by the staff members or agencies hired by any Party shall be deemed disclosure of such confidential information by such Party, which Party shall be held liable for breach of this Agreement. This Section shall survive the termination of this Agreement for any reason.

Equity Interest Pledge Agreement

13.            适用法律和争议的解决

GOVERNING LAW AND RESOLUTION OF DISPUTES

13.1 本合同的订立、效力、解释、履行、修改和终止以及争议的解决均适用中国法律。

The execution, effectiveness, construction, performance, amendment and termination of this Agreement and the resolution of disputes hereunder shall be governed by the laws of China.

13.2 因解释和履行本协议而发生的任何争议，本协议双方应首先通过友好协商的方式加以解决。如果在一方向其他方发出要求协商解决的书面通知后 30 天之内争议仍然得不到解决，则任何一方均可将有关争议提交给中国国际经济贸易仲裁委员会，由该会按照其仲裁规则仲裁解决。仲裁应在北京进行，使用之语言为中文。仲裁裁决是终局性的，对各方均有约束力。在适当情况下，仲裁庭或仲裁员可根据争议解决条款和/或适用的中国法律，就中国经营实体股权或资产作出补救措施裁定，包括限制业务开展、限制或禁止转让或出售股权或资产或提出对中国经营实体进行清盘。此外，在组成仲裁庭期间，各方有权向位于（i）开曼群岛（即上市母公司注册成立地点）；（ii）有关中国经营实体注册成立地点（包括中国北京市）；及（iii）上市母公司或有关中国经营实体主要资产所在地具有管辖权的法院申请就相关中国经营实体的股权或资产授出临时性救济措施。

In the event of any dispute with respect to the construction and performance of this Agreement, the Parties shall first resolve the dispute through friendly negotiations. In the event the Parties fail to reach an agreement on the dispute within 30 days after either Party's request to the other Parties for resolution of the dispute through negotiations, either Party may submit the relevant dispute to the China International Economic And Trade Arbitration Commission Arbitration Commission for arbitration, in accordance with its Arbitration Rules. The arbitration shall be conducted in Beijing, and the language used in arbitration shall be Chinese. The arbitration award shall be final and binding on all Parties. The arbitrators shall be entitled to award remedies over the shares or assets of Party C, injunctive relief or order the winding up of Party C. In appropriate cases, pursuant to the dispute resolution provisions and /or PRC laws in force at that time, the arbitral tribunal or arbitrator may award remedies over the equity interests or assents of the PRC Operating Entities , including restrictions over the conduct of business, restrictions or prohibitions over transfer or disposal of the equity interests or assets or order the winding up of the PRC Operating Entities. In addition during the progress of arbitral tribunal setup, the parties shall have the right to apply to the courts of （i）the Cayman Islands(being the place of listed company ); （ii）the place of incorporation of the relevant PRC Operating Entities(i.e. Beijing, PRC); （iii）the place(s) where the listed company or the relevant PRC Operating Entity’s principal assets are located,which having jurisdiction, for interim remedies over the equity interests or assets of the relevant PRC Operating Entities.

Equity Interest Pledge Agreement

13.3 因解释和履行本合同而发生任何争议或任何争议正在进行仲裁时，除争议的事项外，本合同各方仍应继续行使各自在本合同项下的其他权利并履行各自在本合同项下的其他义务。

Upon the occurrence of any disputes arising from the construction and performance of this Agreement or during the pending arbitration of any dispute, except for the matters under dispute, the Parties to this Agreement shall continue to exercise their respective rights under this Agreement and perform their respective obligations under this Agreement.

14.  通知

NOTICES

14.1 本合同项下要求或发出的所有通知和其他通信应通过专人递送、挂号邮寄、邮资预付或商业快递服务或邮箱的方式发到该方下列地址。每一通知还应再以电子邮件送达。该等通知视为有效送达的日期按如下方式确定：

All notices and other communications required or permitted to be given pursuant to this Agreement shall be delivered personally or sent by registered mail, postage prepaid, by a commercial courier service or by Email transmission to the address of such party set forth below. A confirmation copy of each notice shall also be sent by E-mail. The dates on which notices shall be deemed to have been effectively given shall be determined as follows:

14.1.1 通知如果是以专人递送、快递服务或挂号邮寄、邮资预付发出的，则以于设定为通知的地址在送达或拒收之日为有效送达日。

Equity Interest Pledge Agreement

Notices given by personal delivery, by courier service or by registered mail, postage prepaid, shall be deemed effectively given on the date of delivery or refusal at the address specified for notices.

14.1.2 通知如果是以邮箱发出的，则以成功传送之日为有效送达日（应以自动生成的传送确认信息为证）。

Notices given by Email transmission shall be deemed effectively given on the date of successful transmission (as evidenced by an automatically generated confirmation of transmission).

14.2 为通知的目的，各方地址如下：

For the purpose of notices, the addresses of the Parties are as follows:

甲方：益盛鑫（广州）国际控股有限公司

Party A: Yishengxin (Guangzhou) International Holding Co., Ltd.

地址:      广州市南沙区南沙街海通街1号2713房B08

Address: B08, 2713 Building, No.1 Haitong Street, Nansha Street, Nansha District, Guangzhou

收件人：肖捷

Attn: Jie Xiao

电话：13535383338

Phone:      13535383338

邮箱：xiaojie@ysxnet.com

Email:      xiaojie@ysxnet.com

Equity Interest Pledge Agreement

乙方：喀什宏海锐企业管理咨询合伙企业（有限合伙）

Party B: Kashgar Honghairui Enterprise Management Consulting Partnership (limited partnership)

地址：新疆喀什地区喀什经济开发区深喀大道总部经济区川渝大厦7层912室

Address: Room 912, 7 / F, Chuanyu Building, Headquarters Economic Zone, Shenka Avenue, Kashgar Economic Development Zone, Kashgar Region, Xinjiang

收件人：董星海

Attn: Xing Hai Dong

电话：13624312345

Phone:      13624312345

邮箱：      775988880@qq.com

Email: 775988880@qq.com

丙方：新疆益盛鑫网络科技有限公司

Party C：Xinjiang Yishengxin Network Technology Co., Ltd.

地址：新疆喀什地区喀什经济开发区深喀大道总部经济区川渝大厦4层405室

Address: Room 405, 4 / F, Chuanyu Building, Headquarters Economic Zone, Shenka Avenue, Kashgar Economic Development Zone, Kashgar Region, Xinjiang

收件人： 王兵

Attn:      Bing Wang

电话：15199310999

Phone:      15199310999

邮箱：      wangbing@ysxnet.com

Email:      wangbing@ysxnet.com

14.3 任何一方可按本条规定随时给其他各方发出通知来改变其接收通知的地址。

Any Party may at any time change its address for notices by a notice delivered to the other Parties in accordance with the terms hereof.

Equity Interest Pledge Agreement

15.  分割性

SEVERABILITY

如果本合同有任何一条或多条规定根据任何法律或法规在任何方面被裁定为无效、不合法或不可执行，本合同其余规定的有效性、合法性或可执行性不应因此在任何方面受到影响或损害。各方应通过诚意磋商，争取以法律许可以及各方期望的最大限度内有效的规定取代那些无效、不合法或不可执行的规定，而该等有效的规定所产生的经济效果应尽可能与那些无效、不合法或不能强制执行的规定所产生的经济效果相似。

In the event that one or several of the provisions of this Agreement are found to be invalid, illegal or unenforceable in any aspect in accordance with any laws or regulations, the validity, legality or enforceability of the remaining provisions of this Agreement shall not be affected or compromised in any respect. The Parties shall strive in good faith to replace such invalid, illegal or unenforceable provisions with effective provisions that accomplish to the greatest extent permitted by law and the intentions of the Parties, and the economic effect of such effective provisions shall be as close as possible to the economic effect of those invalid, illegal or unenforceable provisions.

16.  附件

ATTACHMENTS

本合同所列附件，为本合同不可分割的组成部分。

The attachments set forth herein shall be an integral part of this Agreement.

17.  生效

EFFECTIVENESS

17.1      本合同经各方适当签署时生效。

This Agreement shall become effective when the Parties have duly executed this Agreement.

Equity Interest Pledge Agreement

17.2     本合同的任何修改、补充或变更，均须采用书面形式，经各方签字或盖章并按规定办理政府登记（如需）后生效。

Any amendments, changes and supplements to this Agreement shall be in writing and shall become effective upon completion of the governmental filing procedures (if applicable) after the affixation of the signatures or seals of the Parties.

17.3      自本合同协议生效后， 如果中国任何政府机构对中国任何法律、法规、法令或规定的条款作出修改，包括对现行法律、法规、法令或规定作出修正、补充或废止，或对现行法律、法规、法令或规定引用不同的解释或不同的实施办法(各称为“修改”)，或颁布新的法律、法规、法令或规定(各称为“新规定”)，或任何政府机构提出对本合同的履行可能造成影响的要求或意见时，应适用如下：

After this Agreement becomes effective, if any PRC governmental authority makes any change to any PRC laws, regulations, orders or rules, including making amendment, supplements or abolishment to any existing laws, regulations, orders or rules or employing additional interpretations, implementation (each a “Change”) or issuing new laws, regulations, orders or rules (each a “New Rule”), or if any governmental authority raises any requirement or comments that may affect the enforcement of this Agreement, parties shall:

(a)   如果修改或新规定比截止本合同生效之日有效的有关法律、法规、法令或规定对甲方更为有利，则各方应及时向有关机构(如需要)申请获取这些修改或新规定的利益。各方应尽其最大努力促使该申请获得批准。

If the Change or the New Rule is more favorable to Party A than the laws, regulations, orders or rules effective as of the date of this Agreement, Parties shall timely apply to relevant government authority for such benefits (if needed). Parties shall use their best effort to procure the approval of the application.

(b)  如果由于修改或新规定，甲方在本合同项下的利益直接或间接地受到严重和不利的影响，经甲方通知乙方或丙方后，各方应基于诚实信用原则及时协商，对本合同的条款或履行方式作出一切必要的修改和调整，以尽最大可能实现各方在本合同项下的原有商业意图并维护甲方在本合同中的利益。

Equity Interest Pledge Agreement

If any of Party A’s interest under this Agreement is materially and adversely affected by the Change or the New Rule, upon notice by Party A to Party B or Party C, Parties shall consult with each other based on good faith and make any necessary amendment and adjustment so as to realize the business intents as contemplated by this Agreement and maintain the interest of Party A to the extent possible.

(c)   如果由于任何政府机构提出的要求可能对本合同根据本合同的条款和条件予以履行产生实质不利影响，乙方及丙方应尽最大合理努力与相关政府机关予以沟通，以争取本合同能以其原本的条款条件予以履行，甲方应就该等沟通予以必要的协助。如果无法通过沟通， 各方应基于诚实信用原则及时协商，对本合同的条款或履行方式作出一切必要的修改和合理的调整，以尽最大可能实现各方在本合同项下的原有商业意图并维护甲方在本合同中的利益。

If the requirement by any government authority will have material adverse impact on the performance of this Agreement according to the terms and conditions contained herein, Party B or Party C shall use its best effort to communicate with relevant government authority to effect the performance of this Agreement according to its original terms and conditions and Party A shall provide necessary assistant to such communication. If the issues cannot be settled through communication, Parties shall consult with each other based on good faith and make any necessary amendment and adjustment so as to realize the business intents as contemplated by this Agreement and maintain the interest of Party A to the extent possible.

17.4      本合同以中文和英文书就，一式三份，质权人、出质人和丙方各持一份， 具有同等效力；中英文版本如有冲突，应以中文版为准。

This Agreement is written in Chinese and English in three copies. Pledgor, Pledgee and Party C shall hold one copy respectively. Each copy of this Agreement shall have equal validity. In the event of any conflict between the Chinese version and the English version, the Chinese version shall prevail.

本页其余部分刻意留为空白

Equity Interest Pledge Agreement

The Remainder of this page is intentionally left blank

有鉴于此，各方已使得经其授权的代表与文首所述日期签署了本股权质押合同并即生效，以昭信守。

IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Equity Interest Pledge Agreement as of the date first above written.

甲方：	益盛鑫（广州）国际控股有限公司

Party A: Yishengxin (Guangzhou) International Holding Co., Ltd.

签字：	/s/ 肖捷

By：	/s/ XIAO JIE

姓名：	肖捷

Name:	Jie Xiao

职务：	法定代表人

Title：	Legal Representative

乙方：	喀什宏海锐企业管理咨询合伙企业（有限合伙）

Party B: Kashgar Honghairui Enterprise Management Consulting Partnership (limited partnership)

签字：	/s/ 董星海

By：	/s/ DONG XING HAI

姓名：	董星海

Name:	Xing Hai Dong

职务：	执行事务合伙人

Title：	Executive Partner

丙方：	新疆益盛鑫网络科技有限公司

Equity Interest Pledge Agreement

Party C：Xinjiang Yishengxin Network Technology Co., Ltd.

签字：	/s/ 肖捷

By：	/s/ XIAO JIE

姓名：	肖捷

Name：	Jie Xiao

职务：	法定代表人

Title：	Legal Representative

Equity Interest Pledge Agreement

附件：

Attachments:

1.     丙方股东名册；

Shareholders' register of Party C;

2.     丙方的出资证明书；

The Capital Contribution Certificate for Party C;

Equity Interest Pledge Agreement

新疆益盛鑫网络科技有限公司股东登记名册

Shareholder’s Register of

Xinjiang Yishengxin Network Technology Co., Ltd.

名称 Name	证件号码 Unified social credit code	出资额 Capital Contribution	出资比例 Percentage of Contribution	出资证明书编号 Capital Contribution Certificate No.	地址 Address	股权质押情况 Number of Pledged Shares
肖捷	440105197004291214	人民币1474万元	70.7882%	001	广州市海珠区鹤洲直街1号904房	肖捷拥有新疆益盛鑫网络科技有限公司70.7882%的股权，此70.7882%的股权已经全部质押给益盛鑫（广州）国际控股有限公司。
鹰潭市余江区艺博企业管理中心（有限合伙）	93160622MA3693E71M	人民币400万元	19.2098%	002	江西省鹰潭市余江区工业园商会大厦1622号	鹰潭市余江区艺博企业管理中心（有限合伙）拥有新疆益盛鑫网络科技有限公司19.2098%的股权，此19.2098%的股权已经全部质押给益盛鑫（广州）国际控股有限公司。
利士福（广州）企业管理咨询合伙企业（有限合伙）	91440113MABQREG08E	人民币100万元	4.8025%	003	广州市番禺区石基镇市莲路石基村段55号楼三楼A3037	利士福（广州）企业管咨询合伙企业（有限合伙）拥有新疆益盛鑫网络科技有限公司4.8025%的股权，此4.8025%的股权已经全部质押给益盛鑫（广州）国际控股有限公司。
利是高（广州）企业管理咨询合伙企业（有限合伙）	91440113MABQB3391C	人民币62.0654万元	2.9807%	004	广州市番禺区石基镇市莲路石基村段55号楼三楼A3035	利是高（广州）企业管咨询合伙企业（有限合伙）拥有新疆益盛鑫网络科技有限公司2.9807%的股权，此2.9807%的股权已经全部质押给益盛鑫（广州）国际控股有限公司。
喀什宏海锐企业管理咨询合伙企业（有限合伙）	91653101MA77KKJ78C	人民币46.2021万元	2.2188%	005	新疆喀什地区喀什经济开发区深喀大道总部级经济区川渝大厦7层912室	喀什宏海锐企业管理咨询合伙企业（有限合伙）拥有新疆益盛鑫网络科技有限公司2.2188%的股权，此2.2188%的股权已经全部质押给益盛鑫（广州）国际控股有限公司。

Equity Interest Pledge Agreement

益盛鑫（广州）国际控股有限公司拥有新疆益盛鑫网络科技有限公司总计100%股权的质押。

It is certified that a total of 100% of the equity interests of Xinjiang Yishengxin Network Technology Co., Ltd. has been pledged to Yishengxin (Guangzhou) International Holding Co., Ltd. by the shareholder.

新疆益盛鑫网络科技有限公司

Xinjiang Yishengxin Network Technology Co., Ltd.

签署/By： /s/ 肖捷 XIAO JIE

姓名/ Name：肖捷/Jie Xiao

职务/ Title：法定代表人/Legal Representative

日期：【 2022.12.31】

Date：【 31/12/2022 】

Equity Interest Pledge Agreement

新疆益盛鑫网络科技有限公司出资证明书

（编号：005）

Capital Contribution Certificate of

Xinjiang Yishengxin Network Technology Co., Ltd.

（NO.005）

公司名称： 新疆益盛鑫网络科技有限公司

Name of the Company：Xinjiang Yishengxin Network Technology Co., Ltd.

公司成立日期：2015年7月16日

Establishment Date of the Company：July 16，2015

公司注册资本：人民币2082.2675万元

Register Capital of the Company：RMB20,822,675

股东名称：喀什宏海锐企业管理咨询合伙企业（有限合伙）

Name of the Shareholder：Kashgar Honghairui Enterprise Management Consulting Partnership (limited partnership)

证件号码：91653101MA77KKJ78C

Unified social credit code：91653101MA77KKJ78C

股东缴纳的出资额：人民币46.2021万元

Amount of the Capital Contributed by the Shareholder：RMB462,021

股东缴纳出资的日期： 2018年3月31日

Contribution Date：2018-3-31

特此证明喀什宏海锐企业管理咨询合伙企业（有限合伙）已经出资人民币46.2021万元（RMB462,021），拥有新疆益盛鑫网络科技有限公司2.2188%的股权，此2.2188%的股权已经全部质押给益盛鑫（广州）国际控股有限公司。

It is hereby certified that Kashgar Honghairui Enterprise Management Consulting Partnership (limited partnership) has contributed RMB462,021 to hold 2.2188%% of the equity interest of Xinjiang Yishengxin Network Technology Co., Ltd., and such 2.2188%% equity interest has been pledged to Yishengxin (Guangzhou) International Holding Co., Ltd.

Equity Interest Pledge Agreement

新疆益盛鑫网络科技有限公司

Xinjiang Yishengxin Network Technology Co., Ltd.

签署/By： /s/ 肖捷 XIAO JIE

姓名/ Name：肖捷/Jie Xiao

职务/ Title：法定代表人/Legal Representative

日期：【2022.12.31】

Date：【31/12/2022】

Equity Interest Pledge Agreement

股权质押合同

EQUITY INTEREST PLEDGE AGREEMENT

本股权质押合同 （下称“本合同”）由下列各方于2022年12月31日在中华人民共和国（下称“中国”）广州市签订：

This Equity Interest Pledge Agreement (this "Agreement") has been executed by and among the following parties on December 31, 2022, in Guangzhou, the People’s Republic of China (“China” or the “PRC”):

甲方（质权人）：      益盛鑫（广州）国际控股有限公司

Party A (Pledgee): Yishengxin (Guangzhou) International Holding Co., Ltd.

地址：      广州市南沙区南沙街海通街1号2713房B08

Address: B08, 2713 Building, No.1 Haitong Street, Nansha Street, Nansha District, Guangzhou

乙方（出质人）：利士福（广州）企业管理咨询合伙企业（有限合伙）

Party B(Pledgor): Lishifu (Guangzhou) Enterprise Management Consulting Partnership (limited partnership)

地址：广州市番禺区石基镇市莲路石基村段55号三楼A3037房

Address: Room A3037, 3rd Floor, No. 55, Shiji Village Section, Shilian Road, Shiji Town, Panyu District, Guangzhou

丙方：新疆益盛鑫网络科技有限公司

Party C: Xinjiang Yishengxin Network Technology Co., Ltd.

地址：新疆喀什地区喀什经济开发区深喀大道总部经济区川渝大厦4层405室

Address: Room 405, 4 / F, Chuanyu Building, Headquarters Economic Zone, Shenka Avenue, Kashgar Economic Development Zone, Kashgar Region, Xinjiang

在本合同中，质权人、出质人和丙方以下各称“一方”，合称“各方”。

In this Agreement, Pledgee, Pledgor and Party C shall be referred to individually as a "Party", and collectively as the "Parties".

Equity Interest Pledge Agreement

鉴于：

WHEREAS:

1.   出质人是一家在中国注册的有限合伙企业，其拥有丙方4.8025%的股权。丙方是一家在中国注册成立的有限责任公司。丙方在此确认出质人和质权人在本合同下的权利和义务并提供必要的协助以登记该质权；

Pledgor is a limited partnership registered in China and holds 4.8025% of the equity interest in Party C. Party C is a limited liability company registered in China, engaging in internet technology research and development, computer software research, development and design and other businesses. Party C acknowledges the respective rights and obligations of Pledgor and Pledgee under this agreement and intends to provide all necessary assistance in registering the pledge.

2.   质权人是一家在中国注册的外商独资企业。质权人与出质人所拥有的丙方签订了独家业务合作及服务协议等一系列旨在形成质权人控制丙方的协议（“控制协议”）；

Pledgee is a wholly foreign-owned enterprise registered in China. Pledgee and Party C owned by Pledgor have executed an Exclusive Business Cooperation and Service Agreement and a series of other control agreements (the “Control Agreements”) the purpose of which is to control Party C;

3. 为了保证丙方履行控制协议，按照约定向质权人支付咨询和服务费等到期款项，出质人以其在丙方中拥有的全部股权向质权人做出质押担保。

To ensure that Party C will fully perform its obligations under the Control Agreements and pay the consulting and service fees thereunder to the Pledgee when the same becomes due, Pledgor hereby pledges to the Pledgee all of the equity interest he holds in Party C as security for payment of the consulting and service fees by Party C under the Control Agreements.

Equity Interest Pledge Agreement

为此，各方商定按照以下条款签订本合同。

The Parties have mutually agreed to execute this Agreement upon the following terms.

1.    定义

DEFINITIONS

除非本合同另有规定，下列词语含义为：

Unless otherwise provided herein, the terms below shall have the following meanings:

1.1   质权：指出质人根据本合同第2条给予质权人的担保物权，即指质权人所享有的，以出质人质押给质权人的股权折价或拍卖、变卖该股权的价款优先受偿的权利。

Pledge: shall refer to the security interest granted by Pledgor to Pledgee pursuant to Section 2 of this Agreement, i.e., the right of Pledgee to be compensated on a preferential basis with the conversion, auction or sales price of the Equity Interest.

1.2  股权：指出质人现在和将来合法持有的其在丙方的全部股权权益。

Equity Interest: shall refer to all of the equity interest lawfully now held and hereafter acquired by Pledgor in Party C.

1.3   质押期限：指本合同第 3 条规定的期间。

Term of Pledge: shall refer to the term set forth in Section 3 of this Agreement.

1.4   控制协议：指丙方与质权人于本合同签署日签订的独家业务合作及服务协议等一系列控制性协议。

Control Agreements: shall refer to the Exclusive Business Cooperation and Service Agreements and other relevant control agreements executed by and between Party C and Pledgee as of the date hereof.

Equity Interest Pledge Agreement

1.5   违约事件：指本合同第7条所列任何情况。

Event of Default: shall refer to any of the circumstances set forth in Section 7 of this Agreement.

1.6   违约通知：指质权人根据本合同发出的宣布违约事件的通知。

Notice of Default: shall refer to the notice issued by Pledgee in accordance with this Agreement declaring an Event of Default.

2.    质权

THE PLEDGE

作为丙方按时和全额支付控制协议项下质权人应得的任何或全部的款项包括但不限于控制协议中规定的咨询和服务费（无论该等费用的到期应付是由于到期日的到来、提前收款的要求或其它原因）的担保，出质人特此将其现有或将拥有的丙方的全部股权权益质押给质权人。

As collateral security for the timely and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of any or all of the payments due by Party C including without limitation the consulting and services fees payable to the Pledgee under the Control Agreements, Pledgor hereby pledges to Pledgee a first security interest in all of Pledgor's right, title and interest, whether now owned or hereafter acquired by Pledgor, in the Equity Interest of Party C.

在质权人事先书面同意的情况下，出质人方可对丙方增资。出质人因对公司增资而在公司注册资本中增加的出资额亦属于股权。

Pledgor may subscribe for capital increase in Party C only with prior written consent of Pledgee. Any equity interest obtained by Pledgor as a result of Pledgor’s subscription of the increased registered capital of the Company shall also be deemed as Equity Interest.

Equity Interest Pledge Agreement

3.    质押期限

TERM OF PLEDGE

3.1   本质权自本合同项下的股权出质在相应的工商行政管理机关登记之日起生效，质权有效期持续到出质人不再担任丙方的股东为止。各方同意，自本合同签署之日起3个工作日内，出质人和丙方应将本合同的质权登记在丙方股东名册上，并自本合同签署之日起30个工作日内向相应的工商行政管理机关申请登记本合同项下的质权。各方共同确认，为办理股权质押工商登记手续，各方及丙方其他股东应将本合同或者一份按照丙方所在地工商行政管理部门要求的形式签署的、真实反映本合同项下质权信息的股权质押合同（“工商登记质押合同”）提交给工商行政管理机关，工商登记质押合同中未约定事项，仍以本合同约定为准。出质人和丙方应当按照中国法律法规和有关工商行政管理机关的各项要求，提交所有必要的文件并办理所有必要手续，保证质权在递交申请后尽快获得登记。

The Pledge shall become effective on such date when the pledge of the Equity Interest contemplated herein has been registered with relevant administration for industry and commerce (the “AIC”). The Pledge shall be continuously valid until the Pledgor is no longer a shareholder of Party C. The parties agree that Pledgor and Party C shall register the Pledge in the shareholders' register of Party C within three (3) working days following the execution of this Agreement and submit an application to the AIC for the registration of the Pledge of the Equity Interest contemplated herein within 30 working days following the execution of this Agreement. The parties covenant that for the purpose of registration of the Pledge, the parties hereto and all other shareholders of Party C shall submit to the AIC this Agreement or an equity interest pledge contract in the form required by the AIC at the location of Party C which shall truly reflect the information of the Pledge hereunder (the “AIC Pledge Contract”). For matters not specified in the AIC Pledge Contract, the parties shall be bound by the provisions of this Agreement. Pledgor and Party C shall submit all necessary documents and complete all necessary procedures, as required by the PRC laws and regulations and the relevant AIC, to ensure that the Pledge of the Equity Interest shall be registered with the AIC as soon as possible after submission for filing.

3.2   质押期限内，如丙方未按控制协议交付咨询服务费等费用，质权人有权但无义务按本合同的规定处分质权。

Equity Interest Pledge Agreement

During the Term of Pledge, in the event that Party C fails to pay the consulting or service fees in accordance with the Control Agreements, Pledgee shall have the right, but not the obligation, to dispose of the Pledge in accordance with the provisions of this Agreement.

4.    质权凭证的保管

CUSTODY OF RECORDS FOR EQUITY INTEREST SUBJECT TO PLEDGE

4.1   在本合同规定的质押期限内，出质人应将其在丙方的股权出资证明书及记载质权的股东名册交付质权人保管。出质人应在本合同签订之日起一周内将上述股权出资证明书及股东名册交付给质权人。质权人将在本合同规定的全部质押期间一直保管这些项目。

During the Term of Pledge set forth in this Agreement, Pledgor shall deliver to Pledgee's custody the capital contribution certificate for the Equity Interest and the shareholders' register containing the Pledge within one week from the execution of this Agreement. Pledgee shall have custody of such items during the entire Term of Pledge set forth in this Agreement.

4.2   在质押期限内，质权人有权收取股权所产生的红利。

Pledgee shall have the right to collect dividends generated by the Equity Interest during the Term of Pledge.

5.    出质人的声明和保证

REPRESENTATIONS AND WARRANTIES OF PLEDGOR

5.1   出质人是股权唯一的合法所有人。

Pledgor is the sole legal and beneficial owner of the Equity Interest.

Equity Interest Pledge Agreement

5.2   质权人有权以本合同规定的方式处分并转让股权。

Pledgee shall have the right to dispose of and transfer the Equity Interest in accordance with the provisions set forth in this Agreement.

5.3   除本质权之外，出质人未在股权上设置任何其他质押权利或其他担保权益。

Except for the Pledge, Pledgor has not placed any security interest or other encumbrance on the Equity Interest.

6.    出质人的承诺和确认

COVENANTS AND CONFIRMATION OF PLEDGOR

6.1   在本合同存续期间，出质人向质权人承诺，出质人将：

Pledgor hereby covenants to the Pledgee, that during the term of this Agreement, Pledgor shall:

6.1.1      除履行由出质人与质权人、丙方于本合同签署日签订的《股权处分及独家购买权合同》（“独家购买权合同”）外，未经质权人事先书面同意，不得转让股权，不得在股权上设立或允许存在任何担保或其他债务负担；

not transfer the Equity Interest, place or permit the existence of any security interest or other encumbrance on the Equity Interest, without the prior written consent of Pledgee, except for the performance of the Share Disposal and Exclusive Option Agreement (the “Exclusive Option Agreement”) executed by Pledgor, the Pledgee and Party C on the execution date of this Agreement;

6.1.2      遵守并执行所有有关权利质押的法律、法规的规定，在收到有关主管机关就质权发出或制定的通知、指令或建议时，于五日内向质权人出示上述通知、指令或建议，同时遵守上述通知、指令或建议，或按照质权人的合理要求或经质权人同意就上述事宜提出反对意见和陈述；

Equity Interest Pledge Agreement

comply with the provisions of all laws and regulations applicable to the pledge of rights, and within 5 days of receipt of any notice, order or recommendation issued or prepared by relevant competent authorities regarding the Pledge, shall present the aforementioned notice, order or recommendation to Pledgee, and shall comply with the aforementioned notice, order or recommendation or submit objections and representations with respect to the aforementioned matters upon Pledgee's reasonable request or upon consent of Pledgee;

6.1.3      将任何可能导致对出质人股权或其任何部分的权利产生影响的事件或收到的通知，以及可能改变出质人在本合同中的任何保证、义务或对出质人履行其在本合同中义务可能产生影响的任何事件或收到的通知及时通知质权人。

promptly notify Pledgee of any event or notice received by Pledgor that may have an impact on Pledgee's rights to the Equity Interest or any portion thereof, as well as any event or notice received by Pledgor that may have an impact on any guarantees and other obligations of Pledgor arising out of this Agreement.

6.2   出质人同意，质权人按本合同条款取得的对质权享有的权利，不应受到出质人或出质人的继承人或出质人之委托人或任何其他人通过法律程序的中断或妨害。

Pledgor agrees that the rights acquired by Pledgee in accordance with this Agreement with respect to the Pledge shall not be interrupted or harmed by Pledgor or any heirs or representatives of Pledgor or any other persons through any legal proceedings.

6.3  出质人向质权人保证，为保护或完善本合同对偿付控制协议项下咨询服务费等费用的担保，出质人将诚实签署、并促使其他与质权有利害关系的当事人签署质权人所要求的所有的权利证书、契约和/或履行并促使其他有利害关系的当事人履行质权人所要求的行为，并为本合同赋予质权人之权利、授权的行使提供便利，与质权人或其指定的人(自然人/法人)签署所有的有关股权所有权的文件，并在合理期间内向质权人提供其认为需要的所有的有关质权的通知、命令及决定。

To protect or perfect the security interest granted by this Agreement for payment of the consulting and service fees under the Control Agreements, Pledgor hereby undertakes to execute in good faith and to cause other parties who have an interest in the Pledge to execute all certificates, agreements, deeds and/or covenants required by Pledgee. Pledgor also undertakes to perform and to cause other parties who have an interest in the Pledge to perform actions required by Pledgee, to facilitate the exercise by Pledgee of its rights and authority granted thereto by this Agreement, and to enter into all relevant documents regarding ownership of Equity Interest with Pledgee or designee(s) of Pledgee (natural persons/legal persons). Pledgor undertakes to provide Pledgee within a reasonable time with all notices, orders and decisions regarding the Pledge that are required by Pledgee.

Equity Interest Pledge Agreement

6.4   出质人向质权人保证，出质人将遵守、履行本合同项下所有的保证、承诺、协议、陈述及条件。如出质人不履行或不完全履行其保证、承诺、协议、陈述及条件，出质人应赔偿质权人由此遭受的一切损失。

Pledgor hereby undertakes to comply with and perform all guarantees, promises, agreements, representations and conditions under this Agreement. In the event of failure or partial performance of its guarantees, promises, agreements, representations and conditions, Pledgor shall indemnify Pledgee for all losses resulting therefrom.

6.5   未经事先书面通知质权人并获得其事先书面同意，出质人不得将股权转让，出质人的所有拟转让股权的行为无效。出质人转让股权所得价款应首先用于提前向质权人清偿担保债务或向与质权人约定的第三人提存。

Without notifying Pledgee in advance and obtaining Pledgee’s prior written consent, Pledgor shall not transfer the Equity Interest and any proposed transfer of the Equity Interest of Pledgor shall be invalid. Any payment received by Pledgor for transfer of the Equity Interest shall be firstly used to repay the secured obligations to Pledgee or be placed in escrow with a third party as agreed with Pledgee.

7.    违约事件

EVENT OF DEFAULT

7.1   下列事项均被视为违约事件：

The following circumstances shall be deemed Event of Default:

Equity Interest Pledge Agreement

7.1.1      丙方未能按期、完整履行控制协议项下任何责任，包括但不限于丙方未能按期足额支付控制协议项下的应付的咨询服务费等费用或有违反该协议其他义务的行为；

Party C fails to fully and timely fulfill any liabilities under the Control Agreements, including without limitation failure to pay in full any of the consulting and service fees payable under the Control Agreements or breaches any other obligations of Party C thereunder;

7.1.2      出质人或丙方实质违反本合同的任何条款；

Pledgor or Party C has committed a material breach of any provisions of this Agreement;

7.1.3      除履行独家购买权合同外，出质人舍弃出质的股权或未获得质权人书面同意而擅自转让或意图转让出质的股权；

Except for the performance of the Exclusive Option Agreement, Pledgor transfers or purports to transfer or abandons the Equity Interest pledged or assigns the Equity Interest pledged without the written consent of Pledgee;

7.1.4      丙方的继承人或代管人只能履行部分或拒绝履行控制协议项下的支付责任；

The successor or custodian of Party C is capable of only partially perform or refuses to perform the payment obligations under the Control Agreements.

7.1.5      出质人因其所拥有的财产出现不利变化，致使质权人认为出质人履行本合同项下的义务的能力已受到影响；

The occurrence of any adverse change to the assets or property of the Pledgor, which in Pledgee’s determination, may impact the ability of the Pledgor to perform its obligations hereunder.

7.1.6      按有关法律规定质权人不能或可能不能行使处分质权的其他情况。

The occurrence of any other circumstances under which the Pledgee is not or may not able to exercise its rights hereunder in accordance with the applicable law.

Equity Interest Pledge Agreement

7.2   如知道或发现本第7.1 条所述的任何事项或可能导致上述事项的事件已经发生，出质人应立即以书面形式通知质权人。

Upon notice or discovery of the occurrence of any circumstances or event that may lead to the aforementioned circumstances described in Section 7.1, Pledgor shall immediately notify Pledgee in writing accordingly.

7.3 除非第7.1 部分下的违约事件在质权人向出质人发出要求其修正此违约行为通知后的二十（20）天之内已经按质权人要求获得救济，质权人在其后的任何时间，可向出质人发出书面违约通知，要求立即依据本合同第 8 条行使质权权利。

Unless an Event of Default set forth in this Section 7.1 has been successfully resolved to Pledgee's satisfaction within twenty (20) days after the Pledgee delivers a notice to the Pledgor requesting ratification of such Event of Default, Pledgee may issue a Notice of Default to Pledgor in writing at any time thereafter, demanding to immediately dispose of the Pledge in accordance with the provisions of Section 8 of this Agreement.

8.    质权的行使

EXERCISE OF PLEDGE

8.1   在控制协议所述的咨询服务费等费用未全部偿付前，未经质权人书面同意，出质人不得转让其拥有的丙方股权。

Prior to the full payment of the consulting and service fees described in the Control Agreements, without the Pledgee's written consent, Pledgor shall not assign the Equity Interest in Party C.

8.2   在质权人行使其质押权利时，质权人可以向出质人发出书面通知。

Pledgee may issue a written notice to Pledgor when exercising the Pledge.

Equity Interest Pledge Agreement

8.3   受限于第7.3条的规定，质权人可在按第7.3条发出违约通知之后的任何时间里对质权行使处分的权利。质权人决定行使处分质权的权利时，出质人即不再拥有任何与股权有关的权利和利益。

Subject to the provisions of Section 7.3, Pledgee may exercise the right to enforce the Pledge at any time after the issuance of the Notice of Default in accordance with Section 7.3. Once Pledgee elects to enforce the Pledge, Pledgor shall cease to be entitled to any rights or interests associated with the Equity Interest.

8.4   在违约时，根据中国有关法律的规定，质权人有权按照法定程序处置质押股权。在中国法律允许的范围内，对于处置的所得，质权人无需给付出质人；出质人特此放弃其可能有的能向质权人要求任何质押股权处置所得的权利。

In the event of default, Pledgee is entitled to dispose of the Equity Interest in accordance with applicable PRC laws. Only to the extent permitted under applicable PRC laws, Pledgee has no obligation to account to Pledgor for proceeds of disposition of the Equity Interest, and Pledgor hereby waives any rights it may have to demand any such accounting from Pledgee.

8.5   质权人依照本合同处分质权时，出质人和丙方应予以必要的协助，以使质权人实现其质权。

When Pledgee disposes of the Pledge in accordance with this Agreement, Pledgor and Party C shall provide necessary assistance to enable Pledgee to enforce the Pledge in accordance with this Agreement.

9.    转让

ASSIGNMENT

9.1   除非经质权人事先同意，出质人无权赠予或转让其在本合同项下的权利义务。出质人向质权人承诺其已作出一切适当安排及签订所有必要文件，以确保其继承人、监护人、配偶及其他第三方不会因其死亡、丧失法律行为能力、离婚或其他任何情况而对本协议的执行情况产生不利影响或阻碍协议执行。

Without Pledgee's prior written consent, Pledgor shall not have the right to assign or delegate its rights and obligations under this Agreement. Pledgor commits to Pledgee that all appropriate arrangements have been made and all necessary documents have been executed to ensure that none of their successors, guardians, spouses and other third parties will adversely impact or hinder the enforcement of this Agreement in the event of death, loss of legal capacity, divorce or any other situation of the Pledgor.

Equity Interest Pledge Agreement

9.2   本合同对出质人及其继任人和经许可的受让人均有约束力，并且对质权人及每一继任人和受让人有效。

This Agreement shall be binding on Pledgor and its successors and permitted assigns, and shall be valid with respect to Pledgee and each of its successors and assigns.

9.3   质权人可以在任何时候将其在控制协议项下的所有或任何权利和义务转让给其指定的人（自然人/法人），在这种情况下，受让人应享有和承担本合同项下质权人享有和承担的权利和义务，如同其作为原合同方应享有和承担的一样。质权人转让控制协议项下的权利和义务时，应质权人要求，出质人应就此转让签署有关协议和/或文件。

At any time, Pledgee may assign any and all of its rights and obligations under the Control Agreements to its designee(s) (natural/legal persons), in which case the assigns shall have the rights and obligations of Pledgee under this Agreement, as if it were the original party to this Agreement. When the Pledgee assigns the rights and obligations under the Control Agreements, upon Pledgee's request, Pledgor shall execute relevant agreements or other documents relating to such assignment.

9.4   因转让所导致的质权人变更后，应质权人要求，出质人应与新的质权人签订一份内容与本合同一致的新质押合同，并在相应的工商行政管理机关进行登记。

In the event of a change in Pledgee due to an assignment, Pledgor shall, at the request of Pledgee, execute a new pledge agreement with the new pledgee on the same terms and conditions as this Agreement, and register the same with the relevant AIC.

Equity Interest Pledge Agreement

9.5   出质人应严格遵守本合同和各方单独或共同签署的其他有关合同的规定，包括独家购买权合同和对质权人的授权委托书，履行各合同项下的义务，并不得进行任何足以影响合同的有效性和可强制执行性的作为/不作为行为。除非根据质权人的书面指示，出质人不得行使其对质押股权还留存的权利。

Pledgor shall strictly abide by the provisions of this Agreement and other contracts jointly or separately executed by the Parties hereto or any of them, including the Exclusive Option Agreement and the Power of Attorney granted to Pledgee, perform the obligations hereunder and thereunder, and refrain from any action/omission that may affect the effectiveness and enforceability thereof. Any remaining rights of Pledgor with respect to the Equity Interest pledged hereunder shall not be exercised by Pledgor except in accordance with the written instructions of Pledgee.

10.  终止

TERMINATION

在控制协议项下的咨询服务费等费用偿还完毕，并且丙方不再承担控制协议项下的任何义务之后，本合同终止，并且在尽早合理可行的时间内，质权人应解除本合同下的股权质押。

Upon the full payment of the consulting and service fees under the Control Agreements and upon termination of Party C's obligations under the Control Agreements, this Agreement shall be terminated, and Pledgee shall then terminate the equity pledge under this Agreement as soon as reasonably practicable.

11.  手续费及其他费用

HANDLING FEES AND OTHER EXPENSES

一切与本合同有关的费用及实际开支，其中包括但不限于法律费用、工本费、印花税以及任何其他税收、费用等全部由丙方承担。

All fees and out of pocket expenses relating to this Agreement, including but not limited to legal costs, costs of production, stamp tax and any other taxes and fees, shall be borne by Party C.

Equity Interest Pledge Agreement

12.  保密责任

CONFIDENTIALITY

各方承认及确定有关本合同、本合同内容，以及彼此就准备或履行本合同而交换的任何口头或书面资料均被视为保密信息。各方应当对所有该等保密信息予以保密，而在未得到另一方书面同意前，不得向任何第三者披露任何保密信息，惟下列信息除外：(a)公众人士知悉或将会知悉的任何信息（惟并非由接受保密信息之一方擅自向公众披露）；(b)根据适用法律法规、股票交易规则、或政府部门或法院的命令而所需披露之任何信息；或(c)由任何一方就本合同所述交易而需向其股东、投资者、法律或财务顾问披露之信息，而该股东、法律或财务顾问亦需遵守与本条款相类似之保密责任。如任何一方工作人员或聘请机构的泄密均视为该方的泄密，需依本合同承担违约责任。无论本合同以任何理由终止，本条款仍然生效。

The Parties acknowledge that the existence and the terms of this Agreement and any oral or written information exchanged between the Parties in connection with the preparation and performance this Agreement are regarded as confidential information. Each Party shall maintain confidentiality of all such confidential information, and without obtaining the written consent of the other Party, it shall not disclose any relevant confidential information to any third parties, except for the information that: (a) is or will be in the public domain (other than through the receiving Party’s unauthorized disclosure); (b) is under the obligation to be disclosed pursuant to the applicable laws or regulations, rules of any stock exchange, or orders of the court or other government authorities; or (c) is required to be disclosed by any Party to its shareholders, investors, legal counsels or financial advisors regarding the transaction contemplated hereunder, provided that such shareholders, investors, legal counsels or financial advisors shall be bound by the confidentiality obligations similar to those set forth in this Section. Disclosure of any confidential information by the staff members or agencies hired by any Party shall be deemed disclosure of such confidential information by such Party, which Party shall be held liable for breach of this Agreement. This Section shall survive the termination of this Agreement for any reason.

Equity Interest Pledge Agreement

13.  适用法律和争议的解决

GOVERNING LAW AND RESOLUTION OF DISPUTES

13.1 本合同的订立、效力、解释、履行、修改和终止以及争议的解决均适用中国法律。

The execution, effectiveness, construction, performance, amendment and termination of this Agreement and the resolution of disputes hereunder shall be governed by the laws of China.

13.2 因解释和履行本协议而发生的任何争议，本协议双方应首先通过友好协商的方式加以解决。如果在一方向其他方发出要求协商解决的书面通知后 30 天之内争议仍然得不到解决，则任何一方均可将有关争议提交给中国国际经济贸易仲裁委员会，由该会按照其仲裁规则仲裁解决。仲裁应在北京进行，使用之语言为中文。仲裁裁决是终局性的，对各方均有约束力。在适当情况下，仲裁庭或仲裁员可根据争议解决条款和/或适用的中国法律，就中国经营实体股权或资产作出补救措施裁定，包括限制业务开展、限制或禁止转让或出售股权或资产或提出对中国经营实体进行清盘。此外，在组成仲裁庭期间，各方有权向位于（i）开曼群岛（即上市母公司注册成立地点）；（ii）有关中国经营实体注册成立地点（包括中国北京市）；及（iii）上市母公司或有关中国经营实体主要资产所在地具有管辖权的法院申请就相关中国经营实体的股权或资产授出临时性救济措施。

In the event of any dispute with respect to the construction and performance of this Agreement, the Parties shall first resolve the dispute through friendly negotiations. In the event the Parties fail to reach an agreement on the dispute within 30 days after either Party's request to the other Parties for resolution of the dispute through negotiations, either Party may submit the relevant dispute to the China International Economic And Trade Arbitration Commission Arbitration Commission for arbitration, in accordance with its Arbitration Rules. The arbitration shall be conducted in Beijing, and the language used in arbitration shall be Chinese. The arbitration award shall be final and binding on all Parties. The arbitrators shall be entitled to award remedies over the shares or assets of Party C, injunctive relief or order the winding up of Party C. In appropriate cases, pursuant to the dispute resolution provisions and /or PRC laws in force at that time, the arbitral tribunal or arbitrator may award remedies over the equity interests or assents of the PRC Operating Entities , including restrictions over the conduct of business, restrictions or prohibitions over transfer or disposal of the equity interests or assets or order the winding up of the PRC Operating Entities. In addition during the progress of arbitral tribunal setup, the parties shall have the right to apply to the courts of （i）the Cayman Islands(being the place of listed company ); （ii）the place of incorporation of the relevant PRC Operating Entities(i.e. Beijing, PRC); （iii）the place(s) where the listed company or the relevant PRC Operating Entity’s principal assets are located,which having jurisdiction, for interim remedies over the equity interests or assets of the relevant PRC Operating Entities.

Equity Interest Pledge Agreement

13.3 因解释和履行本合同而发生任何争议或任何争议正在进行仲裁时，除争议的事项外，本合同各方仍应继续行使各自在本合同项下的其他权利并履行各自在本合同项下的其他义务。

Upon the occurrence of any disputes arising from the construction and performance of this Agreement or during the pending arbitration of any dispute, except for the matters under dispute, the Parties to this Agreement shall continue to exercise their respective rights under this Agreement and perform their respective obligations under this Agreement.

14.  通知

NOTICES

14.1 本合同项下要求或发出的所有通知和其他通信应通过专人递送、挂号邮寄、邮资预付或商业快递服务或传真的方式发到该方下列地址。每一通知还应再以电子邮件送达。该等通知视为有效送达的日期按如下方式确定：

All notices and other communications required or permitted to be given pursuant to this Agreement shall be delivered personally or sent by registered mail, postage prepaid, by a commercial courier service or by facsimile transmission to the address of such party set forth below. A confirmation copy of each notice shall also be sent by E-mail. The dates on which notices shall be deemed to have been effectively given shall be determined as follows:

Equity Interest Pledge Agreement

14.1.1 通知如果是以专人递送、快递服务或挂号邮寄、邮资预付发出的，则以于设定为通知的地址在送达或拒收之日为有效送达日。

Notices given by personal delivery, by courier service or by registered mail, postage prepaid, shall be deemed effectively given on the date of delivery or refusal at the address specified for notices.

14.1.2 通知如果是以传真发出的，则以成功传送之日为有效送达日（应以自动生成的传送确认信息为证）。

Notices given by facsimile transmission shall be deemed effectively given on the date of successful transmission (as evidenced by an automatically generated confirmation of transmission).

14.2 为通知的目的，各方地址如下：

For the purpose of notices, the addresses of the Parties are as follows:

甲方：益盛鑫（广州）国际控股有限公司

Party A: Yishengxin (Guangzhou) International Holding Co., Ltd.

地址:      广州市南沙区南沙街海通街1号2713房B08

Address: B08, 2713 Building, No.1 Haitong Street, Nansha Street, Nansha District, Guangzhou

收件人：肖捷

Attn: Jie Xiao

电话：13535383338

Phone:      13535383338

邮箱：xiaojie@ysxnet.com

Email:      xiaojie@ysxnet.com

Equity Interest Pledge Agreement

乙方：利士福（广州）企业管理咨询合伙企业（有限合伙）

Party B: Lishifu (Guangzhou) Enterprise Management Consulting Partnership (limited partnership)

地址：广州市番禺区石基镇市莲路石基村段55号三楼A3037房

Address: Room A3037, 3rd Floor, No. 55, Shiji Village Section, Shilian Road, Shiji Town, Panyu District, Guangzhou

收件人：陈镁琦

Attn: MeiQi Chen

电话：18502064104

Phone:      18502064104

邮箱：      chenmeiqi@ysxnet.com

Email: chenmeiqi@ysxnet.com

丙方：新疆益盛鑫网络科技有限公司

Party C：Xinjiang Yishengxin Network Technology Co., Ltd.

地址：新疆喀什地区喀什经济开发区深喀大道总部经济区川渝大厦4层405室

Address: Room 405, 4 / F, Chuanyu Building, Headquarters Economic Zone, Shenka Avenue, Kashgar Economic Development Zone, Kashgar Region, Xinjiang

收件人： 王兵

Attn:      Bing Wang

电话：15199310999

Phone:      15199310999

邮箱：      wangbing@ysxnet.com

Email:      wangbing@ysxnet.com

14.3 任何一方可按本条规定随时给其他各方发出通知来改变其接收通知的地址。

Any Party may at any time change its address for notices by a notice delivered to the other Parties in accordance with the terms hereof.

Equity Interest Pledge Agreement

15.  分割性

SEVERABILITY

如果本合同有任何一条或多条规定根据任何法律或法规在任何方面被裁定为无效、不合法或不可执行，本合同其余规定的有效性、合法性或可执行性不应因此在任何方面受到影响或损害。各方应通过诚意磋商，争取以法律许可以及各方期望的最大限度内有效的规定取代那些无效、不合法或不可执行的规定，而该等有效的规定所产生的经济效果应尽可能与那些无效、不合法或不能强制执行的规定所产生的经济效果相似。

In the event that one or several of the provisions of this Agreement are found to be invalid, illegal or unenforceable in any aspect in accordance with any laws or regulations, the validity, legality or enforceability of the remaining provisions of this Agreement shall not be affected or compromised in any respect. The Parties shall strive in good faith to replace such invalid, illegal or unenforceable provisions with effective provisions that accomplish to the greatest extent permitted by law and the intentions of the Parties, and the economic effect of such effective provisions shall be as close as possible to the economic effect of those invalid, illegal or unenforceable provisions.

16.  附件

ATTACHMENTS

本合同所列附件，为本合同不可分割的组成部分。

The attachments set forth herein shall be an integral part of this Agreement.

17.  生效

EFFECTIVENESS

17.1       本合同经各方适当签署时生效。

This Agreement shall become effective when the Parties have duly executed this Agreement.

Equity Interest Pledge Agreement

17.2       本合同的任何修改、补充或变更，均须采用书面形式，经各方签字或盖章并按规定办理政府登记（如需）后生效。

Any amendments, changes and supplements to this Agreement shall be in writing and shall become effective upon completion of the governmental filing procedures (if applicable) after the affixation of the signatures or seals of the Parties.

17.3       自本合同协议生效后， 如果中国任何政府机构对中国任何法律、法规、法令或规定的条款作出修改，包括对现行法律、法规、法令或规定作出修正、补充或废止，或对现行法律、法规、法令或规定引用不同的解释或不同的实施办法(各称为“修改”)，或颁布新的法律、法规、法令或规定(各称为“新规定”)，或任何政府机构提出对本合同的履行可能造成影响的要求或意见时，应适用如下：

After this Agreement becomes effective, if any PRC governmental authority makes any change to any PRC laws, regulations, orders or rules, including making amendment, supplements or abolishment to any existing laws, regulations, orders or rules or employing additional interpretations, implementation (each a “Change”) or issuing new laws, regulations, orders or rules (each a “New Rule”), or if any governmental authority raises any requirement or comments that may affect the enforcement of this Agreement, parties shall:

(a)   如果修改或新规定比截止本合同生效之日有效的有关法律、法规、

法令或规定对甲方更为有利，则各方应及时向有关机构(如需要)申请获取这些修改或新规定的利益。各方应尽其最大努力促使该申请获得批准。

If the Change or the New Rule is more favorable to Party A than the laws, regulations, orders or rules effective as of the date of this Agreement, Parties shall timely apply to relevant government authority for such benefits (if needed). Parties shall use their best effort to procure the approval of the application.

(b)   如果由于修改或新规定，甲方在本合同项下的利益直接或间接地受到严重和不利的影响，经甲方通知乙方或丙方后，各方应基于诚实信用原则及时协商，对本合同的条款或履行方式作出一切必要的修改和调整，以尽最大可能实现各方在本合同项下的原有商业意图并维护甲方在本合同中的利益。

If any of Party A’s interest under this Agreement is materially and adversely affected by the Change or the New Rule, upon notice by Party A to Party B or Party C, Parties shall consult with each other based on good faith and make any necessary amendment and adjustment so as to realize the business intents as contemplated by this Agreement and maintain the interest of Party A to the extent possible.

Equity Interest Pledge Agreement

(c)     如果由于任何政府机构提出的要求可能对本合同根据本合同的条款和条件予以履行产生实质不利影响，乙方及丙方应尽最大合理努力与相关政府机关予以沟通，以争取本合同能以其原本的条款条件予以履行，甲方应就该等沟通予以必要的协助。如果无法通过沟通， 各方应基于诚实信用原则及时协商，对本合同的条款或履行方式作出一切必要的修改和合理的调整，以尽最大可能实现各方在本合同项下的原有商业意图并维护甲方在本合同中的利益。

If the requirement by any government authority will have material adverse impact on the performance of this Agreement according to the terms and conditions contained herein, Party B or Party C shall use its best effort to communicate with relevant government authority to effect the performance of this Agreement according to its original terms and conditions and Party A shall provide necessary assistant to such communication. If the issues cannot be settled through communication, Parties shall consult with each other based on good faith and make any necessary amendment and adjustment so as to realize the business intents as contemplated by this Agreement and maintain the interest of Party A to the extent possible.

17.4   本合同以中文和英文书就，一式三份，质权人、出质人和丙方各持一份， 具有同等效力；中英文版本如有冲突，应以中文版为准。

This Agreement is written in Chinese and English in three copies. Pledgor, Pledgee and Party C shall hold one copy respectively. Each copy of this Agreement shall have equal validity. In the event of any conflict between the Chinese version and the English version, the Chinese version shall prevail.

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Equity Interest Pledge Agreement

有鉴于此，各方已使得经其授权的代表与文首所述日期签署了本股权质押合同并即生效，以昭信守。

IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Equity Interest Pledge Agreement as of the date first above written.

甲方：	益盛鑫（广州）国际控股有限公司

Party A: Yishengxin (Guangzhou) International Holding Co., Ltd.

签字：	/s/ 肖捷

By：	/s/ XIAO JIE

姓名：	肖捷

Name:	Jie Xiao

职务：	法定代表人

Title：	Legal Representative

乙方：	利士福（广州）企业管理咨询合伙企业（有限合伙）

Party B: Lishifu (Guangzhou) Enterprise Management Consulting Partnership (limited partnership)

签字：	/s/ 陈镁琦

By：	/s/ CHEN MEI QI

姓名：	陈镁琦

Name:	Meiqi Chen

职务：	执行事务合伙人

Title：	Executive Partner

Equity Interest Pledge Agreement

丙方：	新疆益盛鑫网络科技有限公司

Party C：Xinjiang Yishengxin Network Technology Co., Ltd.

签字：	/s/ 肖捷

By：	/s/ XIAO JIE

姓名：	肖捷

Name：	Jie Xiao

职务：	法定代表人

Title：	Legal Representative

Equity Interest Pledge Agreement

附件：

Attachments:

1.     丙方股东名册；

Shareholders' register of Party C;

2.     丙方的出资证明书；

The Capital Contribution Certificate for Party C;

新疆益盛鑫网络科技有限公司股东登记名册

Shareholder’s Register of

Xinjiang Yishengxin Network Technology Co., Ltd.

名称 Name	证件号码 Unified social credit code	出资额 Capital Contribution	出资比例 Percentage of Contribution	出资证明书编号 Capital Contribution Certificate No.	地址 Address	股权质押情况 Number of Pledged Shares
肖捷	440105197004291214	人民币1474万元	70.7882%	001	广州市海珠区鹤洲直街1号904房	肖捷拥有新疆益盛鑫网络科技有限公司70.7882%的股权，此70.7882%的股权已经全部质押给益盛鑫（广州）国际控股有限公司。
鹰潭市余江区艺博企业管理中心（有限合伙）	93160622MA3693E71M	人民币400万元	19.2098%	002	江西省鹰潭市余江区工业园商会大厦1622号	鹰潭市余江区艺博企业管理中心（有限合伙）拥有新疆益盛鑫网络科技有限公司19.2098%的股权，此19.2098%的股权已经全部质押给益盛鑫（广州）国际控股有限公司。
利士福（广州）企业管理咨询合伙企业（有限合伙）	91440113MABQREG08E	人民币100万元	4.8025%	003	广州市番禺区石基镇市莲路石基村段55号楼三楼A3037	利士福（广州）企业管咨询合伙企业（有限合伙）拥有新疆益盛鑫网络科技有限公司4.8025%的股权，此4.8025%的股权已经全部质押给益盛鑫（广州）国际控股有限公司。
利是高（广州）企业管理咨询合伙企业（有限合伙）	91440113MABQB3391C	人民币62.0654万元	2.9807%	004	广州市番禺区石基镇市莲路石基村段55号楼三楼A3035	利是高（广州）企业管咨询合伙企业（有限合伙）拥有新疆益盛鑫网络科技有限公司2.9807%的股权，此2.9807%的股权已经全部质押给益盛鑫（广州）国际控股有限公司。
喀什宏海锐企业管理咨询合伙企业（有限合伙）	91653101MA77KKJ78C	人民币46.2021万元	2.2188%	005	新疆喀什地区喀什经济开发区深喀大道总部级经济区川渝大厦7层912室	喀什宏海锐企业管理咨询合伙企业（有限合伙）拥有新疆益盛鑫网络科技有限公司2.2188%的股权，此2.2188%的股权已经全部质押给益盛鑫（广州）国际控股有限公司。

益盛鑫（广州）国际控股有限公司拥有新疆益盛鑫网络科技有限公司总计100%股权的质押。

It is certified that a total of 100% of the equity interests of Xinjiang Yishengxin Network Technology Co., Ltd. has been pledged to Yishengxin (Guangzhou) International Holding Co., Ltd. by the shareholder.

新疆益盛鑫网络科技有限公司

Xinjiang Yishengxin Network Technology Co., Ltd.

签署/By： /s/ 肖捷 XIAO JIE

姓名/ Name：肖捷/Jie Xiao

职务/ Title：法定代表人/Legal Representative

日期：【2022.12.31】

Date：【31/12/2022】

新疆益盛鑫网络科技有限公司出资证明书

（编号：003）

Capital Contribution Certificate of

Xinjiang Yishengxin Network Technology Co., Ltd.

（NO.003）

公司名称： 新疆益盛鑫网络科技有限公司

Name of the Company：Xinjiang Yishengxin Network Technology Co., Ltd.

公司成立日期：2015年7月16日

Establishment Date of the Company：July 16，2015

公司注册资本：人民币2082.2675万元

Register Capital of the Company：RMB20,822,675

股东名称：利士福（广州）企业管咨询合伙企业（有限合伙）

Name of the Shareholder：Lishifu (Guangzhou) Enterprise Management Consulting Partnership (limited partnership)

证件号码：91440113MABQREG08E

Unified social credit code：91440113MABQREG08E

股东缴纳的出资额：人民币100万元

Amount of the Capital Contributed by the Shareholder：RMB1,000,000

股东缴纳出资的日期： 2021年11月26日

Contribution Date：2021-11-26

特此证明利士福（广州）企业管咨询合伙企业（有限合伙）已经出资人民币100万元（RMB1,000,000），拥有新疆益盛鑫网络科技有限公司4.8025%的股权，此4.8025%的股权已经全部质押给益盛鑫（广州）国际控股有限公司。

It is hereby certified that Lishifu (Guangzhou) Enterprise Management Consulting Partnership (limited partnership) has contributed RMB1,000,000 to hold 4.8025% of the equity interest of Xinjiang Yishengxin Network Technology Co., Ltd., and such 4.8025% equity interest has been pledged to Yishengxin (Guangzhou) International Holding Co., Ltd.

新疆益盛鑫网络科技有限公司

Xinjiang Yishengxin Network Technology Co., Ltd.

签署/By： /s/ 肖捷 XIAO JIE

姓名/ Name：肖捷/Jie Xiao

职务/ Title：法定代表人/Legal Representative

日期：【2022.12.31】

Date：【31/12/2022】

股权质押合同

EQUITY INTEREST PLEDGE AGREEMENT

本股权质押合同 （下称“本合同”）由下列各方于2022年12月31日在中华人民共和国（下称“中国”）广州市签订：

This Equity Interest Pledge Agreement (this "Agreement") has been executed by and among the following parties on December 31, 2022, in Guangzhou, the People’s Republic of China (“China” or the “PRC”):

甲方（质权人）：      益盛鑫（广州）国际控股有限公司

Party A (Pledgee): Yishengxin (Guangzhou) International Holding Co., Ltd.

地址：      广州市南沙区南沙街海通街1号2713房B08

Address: B08, 2713 Building, No.1 Haitong Street, Nansha Street, Nansha District, Guangzhou

乙方（出质人）：利是高（广州）企业管理咨询合伙企业（有限合伙）

Party B(Pledgor): Lishigao (Guangzhou) Enterprise Management Consulting Partnership (limited partnership)

地址：广州市番禺区石基镇市莲路石基村段55号三楼A3035房

Address: Room A3035, 3rd Floor, No. 55, Shiji Village Section, Shilian Road, Shiji Town, Panyu District, Guangzhou

丙方：新疆益盛鑫网络科技有限公司

Party C: Xinjiang Yishengxin Network Technology Co., Ltd.

地址：新疆喀什地区喀什经济开发区深喀大道总部经济区川渝大厦4层405室

Address: Room 405, 4 / F, Chuanyu Building, Headquarters Economic Zone, Shenka Avenue, Kashgar Economic Development Zone, Kashgar Region, Xinjiang

在本合同中，质权人、出质人和丙方以下各称“一方”，合称“各方”。

In this Agreement, Pledgee, Pledgor and Party C shall be referred to individually as a "Party", and collectively as the "Parties".

鉴于：

WHEREAS:

1.    出质人是一家在中国注册的有限合伙企业，其拥有丙方2.9807%的股权。丙方是一家在中国注册成立的有限责任公司。丙方在此确认出质人和质权人在本合同下的权利和义务并提供必要的协助以登记该质权；

Pledgor is a limited partnership registered in China and holds 2.9807% of the equity interest in Party C. Party C is a limited liability company registered in China, engaging in internet technology research and development, computer software research, development and design and other businesses. Party C acknowledges the respective rights and obligations of Pledgor and Pledgee under this agreement and intends to provide all necessary assistance in registering the pledge.

2.     质权人是一家在中国注册的外商独资企业。质权人与出质人所拥有的丙方签订了独家业务合作及服务协议等一系列旨在形成质权人控制丙方的协议（“控制协议”）；

Pledgee is a wholly foreign-owned enterprise registered in China. Pledgee and Party C owned by Pledgor have executed an Exclusive Business Cooperation and Service Agreement and a series of other control agreements (the “Control Agreements”) the purpose of which is to control Party C;

3.    为了保证丙方履行控制协议，按照约定向质权人支付咨询和服务费等到期款项，出质人以其在丙方中拥有的全部股权向质权人做出质押担保。

To ensure that Party C will fully perform its obligations under the Control Agreements and pay the consulting and service fees thereunder to the Pledgee when the same becomes due, Pledgor hereby pledges to the Pledgee all of the equity interest he holds in Party C as security for payment of the consulting and service fees by Party C under the Control Agreements.

为此，各方商定按照以下条款签订本合同。

The Parties have mutually agreed to execute this Agreement upon the following terms.

1.    定义

DEFINITIONS

除非本合同另有规定，下列词语含义为：

Unless otherwise provided herein, the terms below shall have the following meanings:

1.1   质权：指出质人根据本合同第2条给予质权人的担保物权，即指质权人所享有的，以出质人质押给质权人的股权折价或拍卖、变卖该股权的价款优先受偿的权利。

Pledge: shall refer to the security interest granted by Pledgor to Pledgee pursuant to Section 2 of this Agreement, i.e., the right of Pledgee to be compensated on a preferential basis with the conversion, auction or sales price of the Equity Interest.

1.2  股权：指出质人现在和将来合法持有的其在丙方的全部股权权益。

Equity Interest: shall refer to all of the equity interest lawfully now held and hereafter acquired by Pledgor in Party C.

1.3  质押期限：指本合同第 3 条规定的期间。

Term of Pledge: shall refer to the term set forth in Section 3 of this Agreement.

1.4  控制协议：指丙方与质权人于本合同签署日签订的独家业务合作及服务协议等一系列控制性协议。

Control Agreements: shall refer to the Exclusive Business Cooperation and Service Agreements and other relevant control agreements executed by and between Party C and Pledgee as of the date hereof.

1.5  违约事件：指本合同第7条所列任何情况。

Event of Default: shall refer to any of the circumstances set forth in Section 7 of this Agreement.

1.6   违约通知：指质权人根据本合同发出的宣布违约事件的通知。

Notice of Default: shall refer to the notice issued by Pledgee in accordance with this Agreement declaring an Event of Default.

2.    质权

THE PLEDGE

作为丙方按时和全额支付控制协议项下质权人应得的任何或全部的款项包括但不限于控制协议中规定的咨询和服务费（无论该等费用的到期应付是由于到期日的到来、提前收款的要求或其它原因）的担保，出质人特此将其现有或将拥有的丙方的全部股权权益质押给质权人。

As collateral security for the timely and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of any or all of the payments due by Party C including without limitation the consulting and services fees payable to the Pledgee under the Control Agreements, Pledgor hereby pledges to Pledgee a first security interest in all of Pledgor's right, title and interest, whether now owned or hereafter acquired by Pledgor, in the Equity Interest of Party C.

在质权人事先书面同意的情况下，出质人方可对丙方增资。出质人因对公司增资而在公司注册资本中增加的出资额亦属于股权。

Pledgor may subscribe for capital increase in Party C only with prior written consent of Pledgee. Any equity interest obtained by Pledgor as a result of Pledgor’s subscription of the increased registered capital of the Company shall also be deemed as Equity Interest.

3.    质押期限

TERM OF PLEDGE

3.1  本质权自本合同项下的股权出质在相应的工商行政管理机关登记之日起生效，质权有效期持续到出质人不再担任丙方的股东为止。各方同意，自本合同签署之日起3个工作日内，出质人和丙方应将本合同的质权登记在丙方股东名册上，并自本合同签署之日起30个工作日内向相应的工商行政管理机关申请登记本合同项下的质权。各方共同确认，为办理股权质押工商登记手续，各方及丙方其他股东应将本合同或者一份按照丙方所在地工商行政管理部门要求的形式签署的、真实反映本合同项下质权信息的股权质押合同（“工商登记质押合同”）提交给工商行政管理机关，工商登记质押合同中未约定事项，仍以本合同约定为准。出质人和丙方应当按照中国法律法规和有关工商行政管理机关的各项要求，提交所有必要的文件并办理所有必要手续，保证质权在递交申请后尽快获得登记。

The Pledge shall become effective on such date when the pledge of the Equity Interest contemplated herein has been registered with relevant administration for industry and commerce (the “AIC”). The Pledge shall be continuously valid until the Pledgor is no longer a shareholder of Party C. The parties agree that Pledgor and Party C shall register the Pledge in the shareholders' register of Party C within three (3) working days following the execution of this Agreement and submit an application to the AIC for the registration of the Pledge of the Equity Interest contemplated herein within 30 working days following the execution of this Agreement. The parties covenant that for the purpose of registration of the Pledge, the parties hereto and all other shareholders of Party C shall submit to the AIC this Agreement or an equity interest pledge contract in the form required by the AIC at the location of Party C which shall truly reflect the information of the Pledge hereunder (the “AIC Pledge Contract”). For matters not specified in the AIC Pledge Contract, the parties shall be bound by the provisions of this Agreement. Pledgor and Party C shall submit all necessary documents and complete all necessary procedures, as required by the PRC laws and regulations and the relevant AIC, to ensure that the Pledge of the Equity Interest shall be registered with the AIC as soon as possible after submission for filing.

3.2  质押期限内，如丙方未按控制协议交付咨询服务费等费用，质权人有权但无义务按本合同的规定处分质权。

During the Term of Pledge, in the event that Party C fails to pay the consulting or service fees in accordance with the Control Agreements, Pledgee shall have the right, but not the obligation, to dispose of the Pledge in accordance with the provisions of this Agreement.

4.    质权凭证的保管

CUSTODY OF RECORDS FOR EQUITY INTEREST SUBJECT TO PLEDGE

4.1  在本合同规定的质押期限内，出质人应将其在丙方的股权出资证明书及记载质权的股东名册交付质权人保管。出质人应在本合同签订之日起一周内将上述股权出资证明书及股东名册交付给质权人。质权人将在本合同规定的全部质押期间一直保管这些项目。

During the Term of Pledge set forth in this Agreement, Pledgor shall deliver to Pledgee's custody the capital contribution certificate for the Equity Interest and the shareholders' register containing the Pledge within one week from the execution of this Agreement. Pledgee shall have custody of such items during the entire Term of Pledge set forth in this Agreement.

4.2  在质押期限内，质权人有权收取股权所产生的红利。

Pledgee shall have the right to collect dividends generated by the Equity Interest during the Term of Pledge.

5.    出质人的声明和保证

REPRESENTATIONS AND WARRANTIES OF PLEDGOR

5.1  出质人是股权唯一的合法所有人。

Pledgor is the sole legal and beneficial owner of the Equity Interest.

5.2  质权人有权以本合同规定的方式处分并转让股权。

Pledgee shall have the right to dispose of and transfer the Equity Interest in accordance with the provisions set forth in this Agreement.

5.3  除本质权之外，出质人未在股权上设置任何其他质押权利或其他担保权益。

Except for the Pledge, Pledgor has not placed any security interest or other encumbrance on the Equity Interest.

6.    出质人的承诺和确认

COVENANTS AND CONFIRMATION OF PLEDGOR

6.1  在本合同存续期间，出质人向质权人承诺，出质人将：

Pledgor hereby covenants to the Pledgee, that during the term of this Agreement, Pledgor shall:

6.1.1     除履行由出质人与质权人、丙方于本合同签署日签订的《股权处分及独家购买权合同》（“独家购买权合同”）外，未经质权人事先书面同意，不得转让股权，不得在股权上设立或允许存在任何担保或其他债务负担；

not transfer the Equity Interest, place or permit the existence of any security interest or other encumbrance on the Equity Interest, without the prior written consent of Pledgee, except for the performance of the Share Disposal and Exclusive Option Agreement (the “Exclusive Option Agreement”) executed by Pledgor, the Pledgee and Party C on the execution date of this Agreement;

6.1.2     遵守并执行所有有关权利质押的法律、法规的规定，在收到有关主管机关就质权发出或制定的通知、指令或建议时，于五日内向质权人出示上述通知、指令或建议，同时遵守上述通知、指令或建议，或按照质权人的合理要求或经质权人同意就上述事宜提出反对意见和陈述；

comply with the provisions of all laws and regulations applicable to the pledge of rights, and within 5 days of receipt of any notice, order or recommendation issued or prepared by relevant competent authorities regarding the Pledge, shall present the aforementioned notice, order or recommendation to Pledgee, and shall comply with the aforementioned notice, order or recommendation or submit objections and representations with respect to the aforementioned matters upon Pledgee's reasonable request or upon consent of Pledgee;

6.1.3     将任何可能导致对出质人股权或其任何部分的权利产生影响的事件或收到的通知，以及可能改变出质人在本合同中的任何保证、义务或对出质人履行其在本合同中义务可能产生影响的任何事件或收到的通知及时通知质权人。

promptly notify Pledgee of any event or notice received by Pledgor that may have an impact on Pledgee's rights to the Equity Interest or any portion thereof, as well as any event or notice received by Pledgor that may have an impact on any guarantees and other obligations of Pledgor arising out of this Agreement.

6.2  出质人同意，质权人按本合同条款取得的对质权享有的权利，不应受到出质人或出质人的继承人或出质人之委托人或任何其他人通过法律程序的中断或妨害。

Pledgor agrees that the rights acquired by Pledgee in accordance with this Agreement with respect to the Pledge shall not be interrupted or harmed by Pledgor or any heirs or representatives of Pledgor or any other persons through any legal proceedings.

6.3  出质人向质权人保证，为保护或完善本合同对偿付控制协议项下咨询服务费等费用的担保，出质人将诚实签署、并促使其他与质权有利害关系的当事人签署质权人所要求的所有的权利证书、契约和/或履行并促使其他有利害关系的当事人履行质权人所要求的行为，并为本合同赋予质权人之权利、授权的行使提供便利，与质权人或其指定的人(自然人/法人)签署所有的有关股权所有权的文件，并在合理期间内向质权人提供其认为需要的所有的有关质权的通知、命令及决定。

To protect or perfect the security interest granted by this Agreement for payment of the consulting and service fees under the Control Agreements, Pledgor hereby undertakes to execute in good faith and to cause other parties who have an interest in the Pledge to execute all certificates, agreements, deeds and/or covenants required by Pledgee. Pledgor also undertakes to perform and to cause other parties who have an interest in the Pledge to perform actions required by Pledgee, to facilitate the exercise by Pledgee of its rights and authority granted thereto by this Agreement, and to enter into all relevant documents regarding ownership of Equity Interest with Pledgee or designee(s) of Pledgee (natural persons/legal persons). Pledgor undertakes to provide Pledgee within a reasonable time with all notices, orders and decisions regarding the Pledge that are required by Pledgee.

6.4  出质人向质权人保证，出质人将遵守、履行本合同项下所有的保证、承诺、协议、陈述及条件。如出质人不履行或不完全履行其保证、承诺、协议、陈述及条件，出质人应赔偿质权人由此遭受的一切损失。

Pledgor hereby undertakes to comply with and perform all guarantees, promises, agreements, representations and conditions under this Agreement. In the event of failure or partial performance of its guarantees, promises, agreements, representations and conditions, Pledgor shall indemnify Pledgee for all losses resulting therefrom.

6.5  未经事先书面通知质权人并获得其事先书面同意，出质人不得将股权转让，出质人的所有拟转让股权的行为无效。出质人转让股权所得价款应首先用于提前向质权人清偿担保债务或向与质权人约定的第三人提存。

Without notifying Pledgee in advance and obtaining Pledgee’s prior written consent, Pledgor shall not transfer the Equity Interest and any proposed transfer of the Equity Interest of Pledgor shall be invalid. Any payment received by Pledgor for transfer of the Equity Interest shall be firstly used to repay the secured obligations to Pledgee or be placed in escrow with a third party as agreed with Pledgee.

7.    违约事件

EVENT OF DEFAULT

7.1  下列事项均被视为违约事件：

The following circumstances shall be deemed Event of Default:

7.1.1     丙方未能按期、完整履行控制协议项下任何责任，包括但不限于丙方未能按期足额支付控制协议项下的应付的咨询服务费等费用或有违反该协议其他义务的行为；

Party C fails to fully and timely fulfill any liabilities under the Control Agreements, including without limitation failure to pay in full any of the consulting and service fees payable under the Control Agreements or breaches any other obligations of Party C thereunder;

7.1.2     出质人或丙方实质违反本合同的任何条款；

Pledgor or Party C has committed a material breach of any provisions of this Agreement;

7.1.3     除履行独家购买权合同外，出质人舍弃出质的股权或未获得质权人书面同意而擅自转让或意图转让出质的股权；

Except for the performance of the Exclusive Option Agreement, Pledgor transfers or purports to transfer or abandons the Equity Interest pledged or assigns the Equity Interest pledged without the written consent of Pledgee;

7.1.4     丙方的继承人或代管人只能履行部分或拒绝履行控制协议项下的支付责任；

The successor or custodian of Party C is capable of only partially perform or refuses to perform the payment obligations under the Control Agreements.

7.1.5     出质人因其所拥有的财产出现不利变化，致使质权人认为出质人履行本合同项下的义务的能力已受到影响；

The occurrence of any adverse change to the assets or property of the Pledgor, which in Pledgee’s determination, may impact the ability of the Pledgor to perform its obligations hereunder.

7.1.6     按有关法律规定质权人不能或可能不能行使处分质权的其他情况。

The occurrence of any other circumstances under which the Pledgee is not or may not able to exercise its rights hereunder in accordance with the applicable law.

7.2  如知道或发现本第7.1 条所述的任何事项或可能导致上述事项的事件已经发生，出质人应立即以书面形式通知质权人。

Upon notice or discovery of the occurrence of any circumstances or event that may lead to the aforementioned circumstances described in Section 7.1, Pledgor shall immediately notify Pledgee in writing accordingly.

7.3 除非第7.1 部分下的违约事件在质权人向出质人发出要求其修正此违约行为通知后的二十（20）天之内已经按质权人要求获得救济，质权人在其后的任何时间，可向出质人发出书面违约通知，要求立即依据本合同第 8 条行使质权权利。

Unless an Event of Default set forth in this Section 7.1 has been successfully resolved to Pledgee's satisfaction within twenty (20) days after the Pledgee delivers a notice to the Pledgor requesting ratification of such Event of Default, Pledgee may issue a Notice of Default to Pledgor in writing at any time thereafter, demanding to immediately dispose of the Pledge in accordance with the provisions of Section 8 of this Agreement.

8.    质权的行使

EXERCISE OF PLEDGE

8.1   在控制协议所述的咨询服务费等费用未全部偿付前，未经质权人书面同意，出质人不得转让其拥有的丙方股权。

Prior to the full payment of the consulting and service fees described in the Control Agreements, without the Pledgee's written consent, Pledgor shall not assign the Equity Interest in Party C.

8.2   在质权人行使其质押权利时，质权人可以向出质人发出书面通知。

Pledgee may issue a written notice to Pledgor when exercising the Pledge.

8.3   受限于第7.3条的规定，质权人可在按第7.3条发出违约通知之后的任何时间里对质权行使处分的权利。质权人决定行使处分质权的权利时，出质人即不再拥有任何与股权有关的权利和利益。

Subject to the provisions of Section 7.3, Pledgee may exercise the right to enforce the Pledge at any time after the issuance of the Notice of Default in accordance with Section 7.3. Once Pledgee elects to enforce the Pledge, Pledgor shall cease to be entitled to any rights or interests associated with the Equity Interest.

8.4  在违约时，根据中国有关法律的规定，质权人有权按照法定程序处置质押股权。在中国法律允许的范围内，对于处置的所得，质权人无需给付出质人；出质人特此放弃其可能有的能向质权人要求任何质押股权处置所得的权利。

In the event of default, Pledgee is entitled to dispose of the Equity Interest in accordance with applicable PRC laws. Only to the extent permitted under applicable PRC laws, Pledgee has no obligation to account to Pledgor for proceeds of disposition of the Equity Interest, and Pledgor hereby waives any rights it may have to demand any such accounting from Pledgee.

8.5  质权人依照本合同处分质权时，出质人和丙方应予以必要的协助，以使质权人实现其质权。

When Pledgee disposes of the Pledge in accordance with this Agreement, Pledgor and Party C shall provide necessary assistance to enable Pledgee to enforce the Pledge in accordance with this Agreement.

9.    转让

ASSIGNMENT

9.1  除非经质权人事先同意，出质人无权赠予或转让其在本合同项下的权利义务。出质人向质权人承诺其已作出一切适当安排及签订所有必要文件，以确保其继承人、监护人、配偶及其他第三方不会因其死亡、丧失法律行为能力、离婚或其他任何情况而对本协议的执行情况产生不利影响或阻碍协议执行。

Without Pledgee's prior written consent, Pledgor shall not have the right to assign or delegate its rights and obligations under this Agreement. Pledgor commits to Pledgee that all appropriate arrangements have been made and all necessary documents have been executed to ensure that none of their successors, guardians, spouses and other third parties will adversely impact or hinder the enforcement of this Agreement in the event of death, loss of legal capacity, divorce or any other situation of the Pledgor.

9.2   本合同对出质人及其继任人和经许可的受让人均有约束力，并且对质权人及每一继任人和受让人有效。

This Agreement shall be binding on Pledgor and its successors and permitted assigns, and shall be valid with respect to Pledgee and each of its successors and assigns.

9.3  质权人可以在任何时候将其在控制协议项下的所有或任何权利和义务转让给其指定的人（自然人/法人），在这种情况下，受让人应享有和承担本合同项下质权人享有和承担的权利和义务，如同其作为原合同方应享有和承担的一样。质权人转让控制协议项下的权利和义务时，应质权人要求，出质人应就此转让签署有关协议和/或文件。

At any time, Pledgee may assign any and all of its rights and obligations under the Control Agreements to its designee(s) (natural/legal persons), in which case the assigns shall have the rights and obligations of Pledgee under this Agreement, as if it were the original party to this Agreement. When the Pledgee assigns the rights and obligations under the Control Agreements, upon Pledgee's request, Pledgor shall execute relevant agreements or other documents relating to such assignment.

9.4  因转让所导致的质权人变更后，应质权人要求，出质人应与新的质权人签订一份内容与本合同一致的新质押合同，并在相应的工商行政管理机关进行登记。

In the event of a change in Pledgee due to an assignment, Pledgor shall, at the request of Pledgee, execute a new pledge agreement with the new pledgee on the same terms and conditions as this Agreement, and register the same with the relevant AIC.

9.5  出质人应严格遵守本合同和各方单独或共同签署的其他有关合同的规定，包括独家购买权合同和对质权人的授权委托书，履行各合同项下的义务，并不得进行任何足以影响合同的有效性和可强制执行性的作为/不作为行为。除非根据质权人的书面指示，出质人不得行使其对质押股权还留存的权利。

Pledgor shall strictly abide by the provisions of this Agreement and other contracts jointly or separately executed by the Parties hereto or any of them, including the Exclusive Option Agreement and the Power of Attorney granted to Pledgee, perform the obligations hereunder and thereunder, and refrain from any action/omission that may affect the effectiveness and enforceability thereof. Any remaining rights of Pledgor with respect to the Equity Interest pledged hereunder shall not be exercised by Pledgor except in accordance with the written instructions of Pledgee.

10.  终止

TERMINATION

在控制协议项下的咨询服务费等费用偿还完毕，并且丙方不再承担控制协议项下的任何义务之后，本合同终止，并且在尽早合理可行的时间内，质权人应解除本合同下的股权质押。

Upon the full payment of the consulting and service fees under the Control Agreements and upon termination of Party C's obligations under the Control Agreements, this Agreement shall be terminated, and Pledgee shall then terminate the equity pledge under this Agreement as soon as reasonably practicable.

11.  手续费及其他费用

HANDLING FEES AND OTHER EXPENSES

一切与本合同有关的费用及实际开支，其中包括但不限于法律费用、工本费、印花税以及任何其他税收、费用等全部由丙方承担。

All fees and out of pocket expenses relating to this Agreement, including but not limited to legal costs, costs of production, stamp tax and any other taxes and fees, shall be borne by Party C.

12.  保密责任

CONFIDENTIALITY

各方承认及确定有关本合同、本合同内容，以及彼此就准备或履行本合同而交换的任何口头或书面资料均被视为保密信息。各方应当对所有该等保密信息予以保密，而在未得到另一方书面同意前，不得向任何第三者披露任何保密信息，惟下列信息除外：(a)公众人士知悉或将会知悉的任何信息（惟并非由接受保密信息之一方擅自向公众披露）；(b)根据适用法律法规、股票交易规则、或政府部门或法院的命令而所需披露之任何信息；或(c)由任何一方就本合同所述交易而需向其股东、投资者、法律或财务顾问披露之信息，而该股东、法律或财务顾问亦需遵守与本条款相类似之保密责任。如任何一方工作人员或聘请机构的泄密均视为该方的泄密，需依本合同承担违约责任。无论本合同以任何理由终止，本条款仍然生效。

The Parties acknowledge that the existence and the terms of this Agreement and any oral or written information exchanged between the Parties in connection with the preparation and performance this Agreement are regarded as confidential information. Each Party shall maintain confidentiality of all such confidential information, and without obtaining the written consent of the other Party, it shall not disclose any relevant confidential information to any third parties, except for the information that: (a) is or will be in the public domain (other than through the receiving Party’s unauthorized disclosure); (b) is under the obligation to be disclosed pursuant to the applicable laws or regulations, rules of any stock exchange, or orders of the court or other government authorities; or (c) is required to be disclosed by any Party to its shareholders, investors, legal counsels or financial advisors regarding the transaction contemplated hereunder, provided that such shareholders, investors, legal counsels or financial advisors shall be bound by the confidentiality obligations similar to those set forth in this Section. Disclosure of any confidential information by the staff members or agencies hired by any Party shall be deemed disclosure of such confidential information by such Party, which Party shall be held liable for breach of this Agreement. This Section shall survive the termination of this Agreement for any reason.

13.  适用法律和争议的解决

GOVERNING LAW AND RESOLUTION OF DISPUTES

13.1 本合同的订立、效力、解释、履行、修改和终止以及争议的解决均适用中国法律。

The execution, effectiveness, construction, performance, amendment and termination of this Agreement and the resolution of disputes hereunder shall be governed by the laws of China.

13.2 因解释和履行本协议而发生的任何争议，本协议双方应首先通过友好协商的方式加以解决。如果在一方向其他方发出要求协商解决的书面通知后 30 天之内争议仍然得不到解决，则任何一方均可将有关争议提交给中国国际经济贸易仲裁委员会，由该会按照其仲裁规则仲裁解决。仲裁应在北京进行，使用之语言为中文。仲裁裁决是终局性的，对各方均有约束力。在适当情况下，仲裁庭或仲裁员可根据争议解决条款和/或适用的中国法律，就中国经营实体股权或资产作出补救措施裁定，包括限制业务开展、限制或禁止转让或出售股权或资产或提出对中国经营实体进行清盘。此外，在组成仲裁庭期间，各方有权向位于（i）开曼群岛（即上市母公司注册成立地点）；（ii）有关中国经营实体注册成立地点（包括中国北京市）；及（iii）上市母公司或有关中国经营实体主要资产所在地具有管辖权的法院申请就相关中国经营实体的股权或资产授出临时性救济措施。

In the event of any dispute with respect to the construction and performance of this Agreement, the Parties shall first resolve the dispute through friendly negotiations. In the event the Parties fail to reach an agreement on the dispute within 30 days after either Party's request to the other Parties for resolution of the dispute through negotiations, either Party may submit the relevant dispute to the China International Economic And Trade Arbitration Commission Arbitration Commission for arbitration, in accordance with its Arbitration Rules. The arbitration shall be conducted in Beijing, and the language used in arbitration shall be Chinese. The arbitration award shall be final and binding on all Parties. The arbitrators shall be entitled to award remedies over the shares or assets of Party C, injunctive relief or order the winding up of Party C. In appropriate cases, pursuant to the dispute resolution provisions and /or PRC laws in force at that time, the arbitral tribunal or arbitrator may award remedies over the equity interests or assents of the PRC Operating Entities , including restrictions over the conduct of business, restrictions or prohibitions over transfer or disposal of the equity interests or assets or order the winding up of the PRC Operating Entities. In addition during the progress of arbitral tribunal setup, the parties shall have the right to apply to the courts of （i）the Cayman Islands(being the place of listed company ); （ii）the place of incorporation of the relevant PRC Operating Entities(i.e. Beijing, PRC); （iii）the place(s) where the listed company or the relevant PRC Operating Entity’s principal assets are located,which having jurisdiction, for interim remedies over the equity interests or assets of the relevant PRC Operating Entities.

13.3 因解释和履行本合同而发生任何争议或任何争议正在进行仲裁时，除争议的事项外，本合同各方仍应继续行使各自在本合同项下的其他权利并履行各自在本合同项下的其他义务。

Upon the occurrence of any disputes arising from the construction and performance of this Agreement or during the pending arbitration of any dispute, except for the matters under dispute, the Parties to this Agreement shall continue to exercise their respective rights under this Agreement and perform their respective obligations under this Agreement.

14.  通知

NOTICES

14.1 本合同项下要求或发出的所有通知和其他通信应通过专人递送、挂号邮寄、邮资预付或商业快递服务或传真的方式发到该方下列地址。每一通知还应再以电子邮件送达。该等通知视为有效送达的日期按如下方式确定：

All notices and other communications required or permitted to be given pursuant to this Agreement shall be delivered personally or sent by registered mail, postage prepaid, by a commercial courier service or by facsimile transmission to the address of such party set forth below. A confirmation copy of each notice shall also be sent by E-mail. The dates on which notices shall be deemed to have been effectively given shall be determined as follows:

14.1.1 通知如果是以专人递送、快递服务或挂号邮寄、邮资预付发出的，则以于设定为通知的地址在送达或拒收之日为有效送达日。

Notices given by personal delivery, by courier service or by registered mail, postage prepaid, shall be deemed effectively given on the date of delivery or refusal at the address specified for notices.

14.1.2 通知如果是以传真发出的，则以成功传送之日为有效送达日（应以自动生成的传送确认信息为证）。

Notices given by facsimile transmission shall be deemed effectively given on the date of successful transmission (as evidenced by an automatically generated confirmation of transmission).

14.2 为通知的目的，各方地址如下：

For the purpose of notices, the addresses of the Parties are as follows:

甲方：益盛鑫（广州）国际控股有限公司

Party A: Yishengxin (Guangzhou) International Holding Co., Ltd.

地址:      广州市南沙区南沙街海通街1号2713房B08

Address: B08, 2713 Building, No.1 Haitong Street, Nansha Street, Nansha District, Guangzhou

收件人：肖捷

Attn: Jie Xiao

电话：13535383338

Phone:      13535383338

邮箱：xiaojie@ysxnet.com

Email:      xiaojie@ysxnet.com

乙方：利是高（广州）企业管理咨询合伙企业（有限合伙）

Party B: Lishigao (Guangzhou) Enterprise Management Consulting Partnership (limited partnership)

地址：广州市番禺区石基镇市莲路石基村段55号三楼A3037房

Address: Room A3035, 3rd Floor, No. 55, Shiji Village Section, Shilian Road, Shiji Town, Panyu District, Guangzhou

收件人：郑伟强

Attn: Wei Qiang Zheng

电话：13802755682

Phone:      13802755682

邮箱：      zhengweiqiang@ysxnet.com

Email: zhengweiqiang@ysxnet.com

丙方：新疆益盛鑫网络科技有限公司

Party C：Xinjiang Yishengxin Network Technology Co., Ltd.

地址：新疆喀什地区喀什经济开发区深喀大道总部经济区川渝大厦4层405室

Address: Room 405, 4 / F, Chuanyu Building, Headquarters Economic Zone, Shenka Avenue, Kashgar Economic Development Zone, Kashgar Region, Xinjiang

收件人：王兵

Attn:      Bing Wang

电话：15199310999

Phone:      15199310999

邮箱：      wangbing@ysxnet.com

Email:      wangbing@ysxnet.com

14.3 任何一方可按本条规定随时给其他各方发出通知来改变其接收通知的地址。

Any Party may at any time change its address for notices by a notice delivered to the other Parties in accordance with the terms hereof.

15.  分割性

SEVERABILITY

如果本合同有任何一条或多条规定根据任何法律或法规在任何方面被裁定为无效、不合法或不可执行，本合同其余规定的有效性、合法性或可执行性不应因此在任何方面受到影响或损害。各方应通过诚意磋商，争取以法律许可以及各方期望的最大限度内有效的规定取代那些无效、不合法或不可执行的规定，而该等有效的规定所产生的经济效果应尽可能与那些无效、不合法或不能强制执行的规定所产生的经济效果相似。

In the event that one or several of the provisions of this Agreement are found to be invalid, illegal or unenforceable in any aspect in accordance with any laws or regulations, the validity, legality or enforceability of the remaining provisions of this Agreement shall not be affected or compromised in any respect. The Parties shall strive in good faith to replace such invalid, illegal or unenforceable provisions with effective provisions that accomplish to the greatest extent permitted by law and the intentions of the Parties, and the economic effect of such effective provisions shall be as close as possible to the economic effect of those invalid, illegal or unenforceable provisions.

16.  附件

ATTACHMENTS

本合同所列附件，为本合同不可分割的组成部分。

The attachments set forth herein shall be an integral part of this Agreement.

17.  生效

EFFECTIVENESS

17.1      本合同经各方适当签署时生效。

This Agreement shall become effective when the Parties have duly executed this Agreement.

17.2      本合同的任何修改、补充或变更，均须采用书面形式，经各方签字或盖章并按规定办理政府登记（如需）后生效。

Any amendments, changes and supplements to this Agreement shall be in writing and shall become effective upon completion of the governmental filing procedures (if applicable) after the affixation of the signatures or seals of the Parties.

17.3      自本合同协议生效后， 如果中国任何政府机构对中国任何法律、法规、法令或规定的条款作出修改，包括对现行法律、法规、法令或规定作出修正、补充或废止，或对现行法律、法规、法令或规定引用不同的解释或不同的实施办法(各称为“修改”)，或颁布新的法律、法规、法令或规定(各称为“新规定”)，或任何政府机构提出对本合同的履行可能造成影响的要求或意见时，应适用如下：

After this Agreement becomes effective, if any PRC governmental authority makes any change to any PRC laws, regulations, orders or rules, including making amendment, supplements or abolishment to any existing laws, regulations, orders or rules or employing additional interpretations, implementation (each a “Change”) or issuing new laws, regulations, orders or rules (each a “New Rule”), or if any governmental authority raises any requirement or comments that may affect the enforcement of this Agreement, parties shall:

(a) 如果修改或新规定比截止本合同生效之日有效的有关法律、法规、法令或规定对甲方更为有利，则各方应及时向有关机构(如需要)申请获取这些修改或新规定的利益。各方应尽其最大努力促使该申请获得批准。

If the Change or the New Rule is more favorable to Party A than the laws, regulations, orders or rules effective as of the date of this Agreement, Parties shall timely apply to relevant government authority for such benefits (if needed). Parties shall use their best effort to procure the approval of the application.

(b)  如果由于修改或新规定，甲方在本合同项下的利益直接或间接地受到严重和不利的影响，经甲方通知乙方或丙方后，各方应基于诚实信用原则及时协商，对本合同的条款或履行方式作出一切必要的修改和调整，以尽最大可能实现各方在本合同项下的原有商业意图并维护甲方在本合同中的利益。

If any of Party A’s interest under this Agreement is materially and adversely affected by the Change or the New Rule, upon notice by Party A to Party B or Party C, Parties shall consult with each other based on good faith and make any necessary amendment and adjustment so as to realize the business intents as contemplated by this Agreement and maintain the interest of Party A to the extent possible.

(c)   如果由于任何政府机构提出的要求可能对本合同根据本合同的条款和条件予以履行产生实质不利影响，乙方及丙方应尽最大合理努力与相关政府机关予以沟通，以争取本合同能以其原本的条款条件予以履行，甲方应就该等沟通予以必要的协助。如果无法通过沟通， 各方应基于诚实信用原则及时协商，对本合同的条款或履行方式作出一切必要的修改和合理的调整，以尽最大可能实现各方在本合同项下的原有商业意图并维护甲方在本合同中的利益。

If the requirement by any government authority will have material adverse impact on the performance of this Agreement according to the terms and conditions contained herein, Party B or Party C shall use its best effort to communicate with relevant government authority to effect the performance of this Agreement according to its original terms and conditions and Party A shall provide necessary assistant to such communication. If the issues cannot be settled through communication, Parties shall consult with each other based on good faith and make any necessary amendment and adjustment so as to realize the business intents as contemplated by this Agreement and maintain the interest of Party A to the extent possible.

17.4      本合同以中文和英文书就，一式三份，质权人、出质人和丙方各持一份， 具有同等效力；中英文版本如有冲突，应以中文版为准。

This Agreement is written in Chinese and English in three copies. Pledgor, Pledgee and Party C shall hold one copy respectively. Each copy of this Agreement shall have equal validity. In the event of any conflict between the Chinese version and the English version, the Chinese version shall prevail.

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有鉴于此，各方已使得经其授权的代表与文首所述日期签署了本股权质押合同并即生效，以昭信守。

IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Equity Interest Pledge Agreement as of the date first above written.

甲方：	益盛鑫（广州）国际控股有限公司

Party A: Yishengxin (Guangzhou) International Holding Co., Ltd.

签字：	/s/ 肖捷

By：	/s/ XIAO JIE

姓名：	肖捷

Name:	Jie Xiao

职务：	法定代表人

Title：	Legal Representative

乙方：	利是高（广州）企业管理咨询合伙企业（有限合伙）

Party B: Lishigao (Guangzhou) Enterprise Management Consulting Partnership (limited partnership)

签字：	/s/ 郑伟强

By：	/s/ ZHENG WEIQIANG

姓名：	郑伟强

Name:	Weiqiang Zheng

职务：	执行事务合伙人

Title：	Executive Partner

丙方：	新疆益盛鑫网络科技有限公司

Party C：Xinjiang Yishengxin Network Technology Co., Ltd.

签字：	/s/ 肖捷

By：	/s/ XIAO JIE

姓名：	肖捷

Name：	Jie Xiao

职务：	法定代表人

Title：	Legal Representative

附件：

Attachments:

1.    丙方股东名册；

Shareholders' register of Party C;

2.    丙方的出资证明书；

The Capital Contribution Certificate for Party C;

新疆益盛鑫网络科技有限公司股东登记名册

Shareholder’s Register of

Xinjiang Yishengxin Network Technology Co., Ltd.

名称 Name	证件号码 Unified social credit code	出资额 Capital Contribution	出资比例 Percentage of Contribution	出资证明书编号 Capital Contribution Certificate No.	地址 Address	股权质押情况 Number of Pledged Shares
肖捷	440105197004291214	人民币1474万元	70.7882%	001	广州市海珠区鹤洲直街1号904房	肖捷拥有新疆益盛鑫网络科技有限公司70.7882%的股权，此70.7882%的股权已经全部质押给益盛鑫（广州）国际控股有限公司。
鹰潭市余江区艺博企业管理中心（有限合伙）	93160622MA3693E71M	人民币400万元	19.2098%	002	江西省鹰潭市余江区工业园商会大厦1622号	鹰潭市余江区艺博企业管理中心（有限合伙）拥有新疆益盛鑫网络科技有限公司19.2098%的股权，此19.2098%的股权已经全部质押给益盛鑫（广州）国际控股有限公司。
利士福（广州）企业管理咨询合伙企业（有限合伙）	91440113MABQREG08E	人民币100万元	4.8025%	003	广州市番禺区石基镇市莲路石基村段55号楼三楼A3037	利士福（广州）企业管咨询合伙企业（有限合伙）拥有新疆益盛鑫网络科技有限公司4.8025%的股权，此4.8025%的股权已经全部质押给益盛鑫（广州）国际控股有限公司。
利是高（广州）企业管理咨询合伙企业（有限合伙）	91440113MABQB3391C	人民币62.0654万元	2.9807%	004	广州市番禺区石基镇市莲路石基村段55号楼三楼A3035	利是高（广州）企业管咨询合伙企业（有限合伙）拥有新疆益盛鑫网络科技有限公司2.9807%的股权，此2.9807%的股权已经全部质押给益盛鑫（广州）国际控股有限公司。
喀什宏海锐企业管理咨询合伙企业（有限合伙）	91653101MA77KKJ78C	人民币46.2021万元	2.2188%	005	新疆喀什地区喀什经济开发区深喀大道总部级经济区川渝大厦7层912室	喀什宏海锐企业管理咨询合伙企业（有限合伙）拥有新疆益盛鑫网络科技有限公司2.2188%的股权，此2.2188%的股权已经全部质押给益盛鑫（广州）国际控股有限公司。

益盛鑫（广州）国际控股有限公司拥有新疆益盛鑫网络科技有限公司总计100%股权的质押。

It is certified that a total of 100% of the equity interests of Xinjiang Yishengxin Network Technology Co., Ltd. has been pledged to Yishengxin (Guangzhou) International Holding Co., Ltd. by the shareholder.

新疆益盛鑫网络科技有限公司

Xinjiang Yishengxin Network Technology Co., Ltd.

签署/By： /s/ 肖捷 Jie Xiao

姓名/ Name：肖捷/Jie Xiao

职务/ Title：法定代表人/Legal Representative

日期：【 2022.12.31 】

Date：【 12/31/2022 】

新疆益盛鑫网络科技有限公司出资证明书

（编号：004）

Capital Contribution Certificate of

Xinjiang Yishengxin Network Technology Co., Ltd.

（NO.004）

公司名称： 新疆益盛鑫网络科技有限公司

Name of the Company：Xinjiang Yishengxin Network Technology Co., Ltd.

公司成立日期：2015年7月16日

Establishment Date of the Company：July 16，2015

公司注册资本：人民币2082.2675万元

Register Capital of the Company：RMB20,822,675

股东名称：利是高（广州）企业管咨询合伙企业（有限合伙）

Name of the Shareholder：Lishigao(Guangzhou) Enterprise Management Consulting Partnership (limited partnership)

证件号码：91440113MABQB3391C

Unified social credit code：91440113MABQB3391C

股东缴纳的出资额：人民币62.0645万元

Amount of the Capital Contributed by the Shareholder：RMB620,645

股东缴纳出资的日期：2022年8月26日（60万、10万）；2022年8月31日（100万、60万、10万、28.5万）；2022年9月1日（80万、34万、7万、38万）、2022年9月2日（88万、80万、30万）

Contribution Date：2022-8-26、2022-8-31、2022-9-1、2022-9-2

特此证明利是高（广州）企业管咨询合伙企业（有限合伙）已经出资人民币62.0645万元（RMB620,645），拥有新疆益盛鑫网络科技有限公司2.9807%的股权，此2.9807%的股权已经全部质押给益盛鑫（广州）国际控股有限公司。

It is hereby certified that Lishigao (Guangzhou) Enterprise Management Consulting Partnership (limited partnership) has contributed RMB620,645 to hold 2.9807% of the equity interest of Xinjiang Yishengxin Network Technology Co., Ltd., and such 2.9807% equity interest has been pledged to Yishengxin (Guangzhou) International Holding Co., Ltd.

新疆益盛鑫网络科技有限公司

Xinjiang Yishengxin Network Technology Co., Ltd.

签署/By： /s/ 肖捷XIAO JIE

姓名/ Name：肖捷/Jie Xiao

职务/ Title：法定代表人/Legal Representative

日期：【 2022.12.31 】

Date：【 31/12/2022 】